         As filed with the Securities and Exchange Commission on April 26, 2002

                                                     Registration No. 333-84023

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 3

                                       TO

                             REGISTRATION STATEMENT

                                       ON

                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                    FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
                    ----------------------------------------
                           (Exact Name of Registrant)

                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                    ----------------------------------------
                               (Name of Depositor)

             3003 77th Avenue, S.E., Mercer Island, Washington 98040
             -------------------------------------------------------
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
                                 (206) 232-8400


Name and Address of Agent for Service:                           Copy to:

John R. Patton, FLMI, FLHC, CLU, ChFC                            Mary Jane Wilson-Bilik, Esq.
Assistant Vice President and Secretary                           Sutherland Asbill & Brennan LLP
Farmers New World Life Insurance Company                         1275 Pennsylvania Avenue, N.W.
3003 77th Avenue, S.E.                                           Washington, D.C. 20004-2415
Mercer Island, Washington 98040

It is proposed that this filing will become effective:

[ ]     Immediately upon filing pursuant to paragraph (b) of Rule 485

[X]     On May 1, 2002, pursuant to paragraph (b) of Rule 485

[ ]     60 days after filing pursuant to paragraph (a) of Rule 485

[ ]     On _____________, pursuant to paragraph (a) of Rule 485


                               -------------------

                      Title of securities being registered:

        Units of interest in a separate account under flexible premium variable life insurance policies.

                             PROSPECTUS MAY 1, 2002


================================================================================

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                    ISSUED BY
                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                                     THROUGH
                    FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

  HOME OFFICE:                             SERVICE CENTER:
  ------------                             ---------------

  3003 - 77TH AVENUE, S.E.                 P.O. BOX 724208
  MERCER ISLAND, WASHINGTON  98040         ATLANTA, GEORGIA  31139
  (206) 232-8400                           1-877-376-8008 (TOLL FREE)
                                           8:00 A.M. TO 6:00 P.M. EASTERN TIME

================================================================================

This prospectus describes the Farmers flexible premium variable life insurance policy (the "Policy") issued by Farmers New World Life Insurance Company. The Policy provides life insurance and accumulates variable Contract Value. The amount of life insurance may, and the Contract Value will, depend on the investment experience of the subaccounts of the Farmers Variable Life Separate Account A ("variable account") in which you invest.

You choose one of two death benefit options. The death benefit will be at least the principal sum shown in the Policy's specifications page, adjusted for any increases or decreases in principal sum, and reduced by any outstanding loan amount.


This prospectus provides information that a prospective owner should know before investing and you should keep this prospectus for future reference. You should consider whether this Policy is suitable for you in light of your life insurance needs. If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or replace your existing life insurance policy with the Policy described in this Prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.


AN INVESTMENT IN THIS POLICY IS NOT A BANK DEPOSIT, AND THE POLICY IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


INVESTING IN THIS POLICY INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. PLEASE READ THE "RISK SUMMARY" SECTION OF THIS PROSPECTUS. IT DESCRIBES CERTAIN RISKS ASSOCIATED WITH INVESTING IN THE POLICY.


This Policy has 31 funding choices -- one fixed account (paying a guaranteed minimum fixed rate of interest) and 30 subaccounts. The subaccounts invest in the following 30 portfolios:

[ ]   CALVERT VARIABLE SERIES, INC.
        Calvert Social Small Cap Growth Portfolio

[ ]   DREYFUS VARIABLE INVESTMENT FUND -- SERVICE CLASS SHARES
        Quality Bond Portfolio
        Small Cap Portfolio

[ ]   THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. -- SERVICE CLASS SHARES

[ ]   FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("VIP") -- SERVICE CLASS SHARES
        Fidelity VIP Growth Portfolio
        Fidelity VIP Index 500 Portfolio
        Fidelity VIP Mid Cap Portfolio

[ ]  FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2 SHARES
        Franklin Small Cap Fund
        Templeton Developing Markets Securities Fund
        Templeton Global Asset Allocation Fund (formerly Templeton Asset Strategy Fund)


[ ]  GOLDMAN SACHS VARIABLE INSURANCE TRUST
        Goldman Sachs Capital Growth Fund
        Goldman Sachs CORE(SM) Small Cap Equity Fund
        Goldman Sachs Mid Cap Value Fund


[ ]  JANUS ASPEN SERIES
        Janus Aspen Aggressive Growth Portfolio (Service Shares)
        Janus Aspen Balanced Portfolio (Service Shares)
        Janus Aspen Capital Appreciation Portfolio (Institutional Shares)

[ ]  PIMCO VARIABLE INSURANCE TRUST -- ADMINISTRATIVE CLASS SHARES
        PIMCO Foreign Bond Portfolio
        PIMCO Low Duration Portfolio (formerly PIMCO Low Duration Bond
        Portfolio)

[ ]  SCUDDER VARIABLE SERIES I -- CLASS A SHARES
        Scudder Bond Portfolio
        Scudder Global Discovery Portfolio
        Scudder Growth and Income Portfolio
        Scudder International Portfolio
        Scudder Money Market Portfolio

[ ]  SCUDDER VARIABLE SERIES II -- CLASS A SHARES
        Scudder Government Securities Portfolio
        Scudder High Yield Portfolio
        Scudder Small Cap Growth Portfolio
        SVS Dreman High Return Equity Portfolio


[ ]  WM VARIABLE TRUST -- CLASS 2 SHARES
        WM Equity Income Fund
        WM Mid Cap Stock Fund
        WM Small Cap Stock Fund


        A prospectus for each of the portfolios available through the variable account must accompany this prospectus. Please read these documents before investing and save them for future reference.



--------------------------------------------------------------------------------
  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS
       POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE.
          ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.
--------------------------------------------------------------------------------

TABLE OF CONTENTS
================================================================================


GLOSSARY..........................................................................1

POLICY SUMMARY....................................................................4
   The Policy in General..........................................................4
   Premiums.......................................................................4
   Investment Options.............................................................5
   Contract Value.................................................................6
   Charges and Deductions.........................................................6
   Portfolio Expense Table........................................................7
   Surrenders and Withdrawals....................................................10
   Death Benefits................................................................10
   Transfers.....................................................................10
   Loans.........................................................................11

RISK SUMMARY.....................................................................11
   Investment Risk...............................................................11
   Risk of Lapse.................................................................12
   Tax Risks.....................................................................12
   Limits on Cash Withdrawals....................................................13
   Loan Risks....................................................................13
   Effects of Surrender Charges..................................................13
   Comparison with Other Insurance Policies......................................13
   Illustrations.................................................................14

FARMERS NEW WORLD LIFE INSURANCE COMPANY AND THE FIXED ACCOUNT...................14
   Farmers New World Life Insurance Company......................................14
   The Fixed Account.............................................................14

THE VARIABLE ACCOUNT AND THE PORTFOLIOS..........................................15
   The Variable Account..........................................................15
   The Portfolios................................................................15
      Investment Objectives of the Portfolios....................................16
   Availability of the Portfolios................................................18
   Your Right to Vote Portfolio Shares...........................................18

THE POLICY.......................................................................18
   Purchasing a Policy...........................................................18
   Tax-Free `Section 1035' Exchanges.............................................19
   When Insurance Coverage Takes Effect..........................................19
   Ownership Rights..............................................................20
      Changing the Owner.........................................................20
      Selecting and Changing the Beneficiary.....................................20
      Assigning the Policy.......................................................20
   Canceling a Policy............................................................20

PREMIUMS.........................................................................21
   Premium Flexibility...........................................................21
   Minimum Premiums..............................................................22
   Planned Premiums..............................................................23
   Allocating Premiums...........................................................23

CONTRACT VALUES..................................................................23
   Surrender Value...............................................................24
   Subaccount Value..............................................................24
   Subaccount Unit Value.........................................................24
   Fixed Account Value...........................................................25

CHARGES AND DEDUCTIONS...........................................................25
   Premium Deductions............................................................26

   Monthly Deduction.............................................................26
      Cost of Insurance..........................................................26
   Mortality and Expense Risk Charge.............................................28
   Surrender Charge..............................................................28
   Transfer Charge...............................................................29
   Portfolio Expenses............................................................30
   Other Charges.................................................................30
   Discounts Offered in Connection with the Sale of the Policies.................30

DEATH BENEFIT....................................................................30
   Death Benefit Proceeds........................................................30
   Death Benefit Options.........................................................31
   Changing Death Benefit Options................................................32
   Effects of Withdrawals on the Death Benefit...................................33
   Changing the Principal Sum....................................................33
   Payment Options...............................................................35

SURRENDERS AND WITHDRAWALS.......................................................36
   Surrenders....................................................................36
   Partial Withdrawals...........................................................36

TRANSFERS........................................................................37
   Asset Allocation Models.......................................................38
   Automatic Asset Rebalancing Program...........................................38
   Third Party Transfers.........................................................39
   Excessive Trading Limits......................................................39
   Dollar Cost Averaging Program.................................................39
   Telephone Transfers...........................................................40

LOANS............................................................................41
   Loan Conditions:..............................................................41
   Effects of Policy Loans.......................................................42

POLICY LAPSE.....................................................................42
   Lapse.........................................................................42
   Reinstatement.................................................................43

FEDERAL TAX CONSIDERATIONS.......................................................43
   Tax Status of the Policy......................................................43
   Tax Treatment of Policy Benefits..............................................44

OTHER POLICY INFORMATION.........................................................46
   Our Right to Contest the Policy...............................................46
   Suicide Exclusion.............................................................46
   Misstatement of Age or Sex....................................................46
   Modifying the Policy..........................................................46
   State Variations..............................................................47
   When We Will Make Payments....................................................47
   Reports to Owners.............................................................47
   Policy Termination............................................................48
   Supplemental Benefits (Riders)................................................48

PERFORMANCE DATA.................................................................48
   Hypothetical Illustrations Based on Adjusted Historic Portfolio Performance...48

ADDITIONAL INFORMATION...........................................................49
   Sale of the Policies..........................................................49
   Legal Matters.................................................................50
   Legal Proceedings.............................................................50
   Experts.......................................................................50
   Financial Statements..........................................................50
   Farmers' Executive Officers and Directors.....................................51

ILLUSTRATIONS....................................................................53

APPENDIX A -- GUARANTEED MAXIMUM COST OF INSURANCE RATES........................A-1

APPENDIX B -- TABLE OF SURRENDER CHARGE FACTORS.................................B-1

APPENDIX C -- FINANCIAL STATEMENTS..............................................C-1

GLOSSARY
================================================================================

        For your convenience, we are providing a glossary of the special terms we use in this prospectus.

ACCUMULATION UNIT
An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

ATTAINED AGE
The insured's age on the issue date plus the number of years completed since the issue date.

BENEFICIARY
The person(s) you select to receive the death benefit from this Policy.

CASH VALUE
The Contract Value minus any applicable surrender charge.

COMPANY (WE, US, OUR, FARMERS, FNWL)
Farmers New World Life Insurance Company

CONTRACT VALUE
The sum of the values you have in the variable account and the fixed account. If you have a loan outstanding, the Contract Value includes any amounts we hold in the loan account to secure the loan.

CUMULATIVE MINIMUM PREMIUMS
The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

DEATH BENEFIT PROCEEDS
The amount we will pay to the beneficiary when we receive proof of the insured's death. We will increase the proceeds by any additional insurance benefits you add by rider, and we will reduce the proceeds by the amount of any outstanding loans (including any interest you owe), and any due and unpaid monthly deductions.

FIXED ACCOUNT
An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

FIXED ACCOUNT VALUE
The portion of your Contract Value allocated to the fixed account.

FUNDS
Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

GENERAL ACCOUNT
The account containing all of Farmers' assets, other than those held in its separate accounts.

HOME OFFICE
The address of our Home Office is 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040.

INITIAL PREMIUM
The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on your Policy's specification page.

INSURED
The person whose life is insured by this Policy.

ISSUE AGE
The insured's age as of the last birthday before the issue date.

ISSUE DATE
The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your initial premium (times the percent of premium factor) in the fixed account. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the fixed account until the reallocation date.

LAPSE
When life insurance coverage ends because you do not have enough cash value to pay the monthly deduction and any outstanding loan amount (including any interest you owe on the loan(s)), and you have not made a sufficient payment by the end of a 61-day grace period. If you have paid total premiums (minus withdrawals) that exceed cumulative minimum premiums, then the Policy will enter a 61-day grace period only if the Contract Value (minus any outstanding loan amount, including any interest you owe) is too low to pay the entire monthly deduction due.

LOAN AMOUNT
The total amount of all outstanding Policy loans, including both principal and interest due. We deduct an amount equal to the loan amount from the subaccounts and the fixed account and place it in the loan account as collateral for the loans. The loan account is part of our general account.

MATURITY DATE
The Policy anniversary when the insured reaches age 110 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.

MONTHLY DEDUCTION
The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the cost of any riders, and any flat extra charge for a special premium class.

MONTHLY DUE DATE
The day of each month when we determine Policy charges and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Valuation Day that coincides with the issue date in the calendar month, the monthly due date is the next Valuation Day.

PERCENT OF PREMIUM FACTOR
The factor (currently .965) by which we multiply each premium to determine the amount of premium credited to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and distribution expenses. The percent of premium factor is shown on your Policy's specifications page.

PORTFOLIO
A separate investment portfolio of a fund. Each subaccount invests exclusively in one portfolio of a fund.

PREMIUM CLASS
A classification that affects the cost of insurance rate and the premium required to insure an individual.

PREMIUMS
All payments you make under the Policy other than loan repayments. When we use the term "premium" in this prospectus, it generally has the same meaning as "net premium" in the Policy, and means a premium multiplied by the percent of premium factor.

PRINCIPAL SUM
The dollar amount of insurance selected by the owner. The principal sum on the issue date is set forth on the Policy's specifications page. You may increase or decrease the principal sum under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial withdrawal, may affect the amount of the principal sum. The actual death benefit proceeds we pay under the Policy may be more or less than the principal sum.

REALLOCATION DATE
The date we reallocate any premium (plus interest) held in the fixed account to the subaccounts and fixed account as you directed in your application. The reallocation date is the record date, plus the number of days in your state's right to examine period, plus 10 days.

RECORD DATE
The date we record your Policy in our books as an in force policy.

RIGHT TO EXAMINE PERIOD
The period when you may return the Policy and receive a refund. The length of the right to examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

SERVICE CENTER
The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. Insurance Administrators is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

SUBACCOUNT
A division of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

SURRENDER
The termination of the Policy at the option of the owner.

SURRENDER VALUE
The amount we will pay you if you surrender the Policy while it is in force. The Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, and minus any outstanding loan amount (including any interest you owe on the loan(s)).

TAX CODE
The Internal Revenue Code of 1986, as amended.

VALUATION DAY
Each day that the New York Stock Exchange ("NYSE") is open for trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open.

VALUATION PERIOD
The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern time, 1:00 p.m. Pacific Time) on each Valuation Day and ends at the close of normal trading on the NYSE on the next Valuation Day.

VARIABLE ACCOUNT
Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

VARIABLE ACCOUNT VALUE
The portion of your Contract Value that is allocated to the subaccounts of the variable account.

WRITTEN NOTICE
The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept,
(2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

YOU (YOUR, OWNER)
The person entitled to exercise all rights as owner under the Policy.

POLICY SUMMARY
================================================================================


        This summary provides only a brief overview of the more important features of the Policy. More detailed information about the Policy appears later in this prospectus. Please read the remainder of this prospectus carefully.

                              THE POLICY IN GENERAL

- This Policy is an individual flexible premium variable life insurance policy.

- The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. (See "Risk Summary.") You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle.

- A few of the Policy features listed below are not available in all states, may vary depending upon when your Policy was issued and may not be suitable for your particular situation. Please consult your agent and refer to your Policy for details.

- This Policy cannot be offered in any state where it is not lawful to make such offer.


                                    PREMIUMS

- You can select a premium plan. Within certain limits specified in your Policy, you can vary the frequency and amount of premiums. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium.

- We will not accept any premiums after the insured reaches attained age 100.

- After you pay an initial premium, you can pay subsequent premiums (minimum $25) at any time.

- If you authorize electronic payments from your bank account, or ask us to bill you, the premiums you pay each year must be $300 or more.

- We multiply each premium by the percent of premium factor (currently 0.965) and credit the resulting amount to the Contract Value.

- The initial minimum premium and payment mode (monthly or annual) are shown on your Policy's specification page. The minimum premium will change if you increase or decrease the principal sum, if you change death benefit options, if you change or add a rider, if you take a partial withdrawal and you have chosen a level death benefit (Option B), or if the insured's premium class changes.

- This Policy does not provide a no-lapse period. PAYING THE CURRENT MINIMUM MONTHLY PREMIUM FOR THE POLICY WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. Additional premiums may be necessary to keep the Policy in force.

- If you have paid large enough premiums so that total premiums paid (less withdrawals) exceed the cumulative minimum premiums, your Policy will enter a 61-day pre-lapse grace period only if the Contract Value, less the loan amount (including any interest you owe) is not enough to cover the monthly deduction when due. We would not take the surrender charge into account.

- If you have not paid enough premiums so that total premiums paid (less withdrawals) are less than the cumulative minimum premiums, then your Policy will enter the grace period if the Surrender Value is not sufficient to cover the monthly deduction when due. This means that if you do not pay large enough premiums, we will take surrender charges into account in determining whether your Policy will enter a 61-day pre-lapse grace period.

- There will be a 61-day grace period before your Policy lapses. We will mail you a notice at least 61 days before the end of the grace period. If you fail to make a sufficient payment during the 61-day grace period, your Policy will lapse and terminate without value. See "Risk of Lapse," and "Policy Lapse."

- New premium(s) will be allocated to the subaccounts and the fixed account in accordance with your instructions in the application, unless you provide different instructions with your premiums. Any future premiums will be allocated in accordance with the new instructions, unless we receive contrary instructions.

                               INVESTMENT OPTIONS

VARIABLE ACCOUNT:

- You may direct the money in your Policy to any of the 30 subaccounts of the variable account. WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE SUBACCOUNTS. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

- Each subaccount invests exclusively in one investment portfolio of a fund. The following portfolios are currently available:

     -  CALVERT VARIABLE SERIES, INC.
           Calvert Social Small Cap Growth Portfolio

     -  DREYFUS VARIABLE INVESTMENT FUND -- SERVICE CLASS SHARES
           Quality Bond Portfolio
           Small Cap Portfolio

     -  THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. -- SERVICE SHARES

     -  FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("VIP") -- SERVICE CLASS
        SHARES
           Fidelity VIP Growth Portfolio
           Fidelity VIP Index 500 Portfolio
           Fidelity VIP Mid Cap Portfolio


    - FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2 SHARES Franklin Small Cap Fund
           Templeton Developing Markets Securities Fund
           Templeton Global Asset Allocation Fund (formerly Templeton Asset Strategy Fund


    -   GOLDMAN SACHS VARIABLE INSURANCE TRUST
           Goldman Sachs Capital Growth Fund
           Goldman Sachs CORE(SM) Small Cap Equity Fund
           Goldman Sachs Mid Cap Value Fund


    -   JANUS ASPEN SERIES
           Janus Aspen Aggressive Growth Portfolio (Service Shares)
           Janus Aspen Balanced Portfolio (Service Shares)
           Janus Aspen Capital Appreciation Portfolio (Institutional Shares)

    - PIMCO VARIABLE INSURANCE TRUST -- ADMINISTRATIVE CLASS SHARES PIMCO Foreign Bond Portfolio
           PIMCO Low Duration Portfolio (formerly PIMCO Low Duration Bond Portfolio)

    -   SCUDDER VARIABLE SERIES I -- CLASS A SHARES
           Scudder Bond Portfolio
           Scudder Global Discovery Portfolio
           Scudder Growth and Income Portfolio
           Scudder International Portfolio
           Scudder Money Market Portfolio

    -   SCUDDER VARIABLE SERIES II -- CLASS A SHARES
           Scudder Government Securities Portfolio
           Scudder High Yield Portfolio
           Scudder Small Cap Growth Portfolio
           SVS Dreman High Return Equity Portfolio


    -   WM VARIABLE TRUST -- CLASS 2 SHARES
           WM Equity Income Fund
           WM Mid Cap Stock Fund
           WM Small Cap Stock Fund


For more complete information regarding the portfolios, consult the prospectus for the portfolio that is attached to this prospectus.

FIXED ACCOUNT:

- You may place money in the fixed account where it earns interest at an annual rate of at least 3.0%. We may declare higher rates of interest, but are not obligated to do so.

                                 CONTRACT VALUE

- Contract Value is the sum of your amounts in the subaccounts and the fixed account. Contract Value also includes amounts we hold in the loan account to secure any outstanding loans.

- Contract Value varies from day to day, depending on the investment experience of the subaccounts you choose, the interest we credit to the fixed account, the charges we deduct, and any other transactions (such as transfers, withdrawals, and loans).

- Contract Value is the starting point for calculating important values under the Policy, such as the cash value, Surrender Value and the death benefit.

- We do not guarantee a minimum Contract Value. Your Policy may lapse if you do not pay sufficient premiums and do not have sufficient Surrender Value to pay the monthly deduction when due. See "Minimum Premiums" and "Policy Lapse."

- Once you receive your Policy, the RIGHT TO EXAMINE PERIOD begins. You may return the Policy during this period and receive a refund. See "Canceling a Policy."

- From the issue date until the reallocation date (the record date, plus the number of days in your state's right to examine period, plus 10 days), we hold your premium(s) in the fixed account. On the reallocation date, we transfer the Contract Value in the fixed account to other subaccounts and the fixed account in accordance with the allocation percentages you provided in the application.


                             CHARGES AND DEDUCTIONS

- Premium Charge: We currently deduct 3.5% from each premium and credit the remaining 96.5% to your Contract Value. This occurs when we apply the percent of premium factor to each premium received. We may change the charge for new owners in the future. This charge compensates us for distribution expenses and state premium taxes.

- Monthly Deduction. Each month we deduct:

        - a cost of insurance charge for the Policy (varies by issue age, sex, premium class and Policy duration);

        - charges for any riders;

        - a flat extra charge, if any, for a special premium class;

        - a special premium class rate, applied to both current and guaranteed cost of insurance charges, for insured in a special premium class; and

        - a current monthly administration charge of $5, guaranteed never to be higher than $8.

- Surrender and Withdrawal Charges:

        " surrender: We deduct a surrender charge when a full surrender occurs during the first 14 Policy years. It consists of:

        - a deferred sales charge component: calculated by multiplying the sum of all premiums by a factor that declines over the first 15 Policy years and is less for issue ages 66 and older; and

        - an administrative component: calculated by multiplying the number of thousands of principal sum on the issue date (minus any reductions in principal sum for which a surrender charge has already been paid) by a factor that varies by insured's issue age, sex and premium class, and the number of years you held the Policy.

THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU MAY HAVE NO SURRENDER VALUE IF YOU SURRENDER YOUR POLICY DURING THE FIRST 14 POLICY YEARS.

        - The maximum surrender charge is the entire Contract Value. It is more likely that you may have no Surrender Value if you pay premiums below or not much higher than the current minimum premium, and/or your investment performance is too low.

        - withdrawal (partial surrender): We deduct a processing fee equal to the lesser of $25 or 2% of the amount withdrawn, PLUS a surrender charge if you elect a level death benefit (Option B).

        - decrease in principal sum: If you decrease the principal sum, we will deduct a portion of the surrender charge.

- Mortality and Expense Risk Charge: Deducted daily at an annual rate equal to 0.90% of your average daily net assets in the variable subaccounts.

- Transfer Charge: $25 fee for the 13th and each additional transfer in a Policy year.


- Portfolio Expenses: You indirectly bear the annual operating expenses of the portfolios in which the subaccounts invest. These may include investment management fees, 12b-1 fees, service fees, and other expenses. These charges vary by portfolio and, during 2001, ranged from 0.38% to 1.82% per year. See "Portfolio Expense Table."


- Other charges:

        - A $5 fee for each additional annual report you request.


        - A charge of $1.50 per $1,000 for each increase in principal sum (maximum charge is $300 per increase).


        - Any riders attached to the Policy will have their own charges.


- Compensation: For information concerning the compensation we pay to our agents for the sale of the Policies, see "Sale of the Policies."


                             PORTFOLIO EXPENSE TABLE


        The following table shows the fees and expenses charged by the portfolios in which the subaccounts invest. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear indirectly by investing in the subaccounts. The table reflects the actual charges and expenses for each portfolio for the fiscal year ended December 31, 2001, except as stated in the footnotes. Expenses of the portfolios may be higher or lower in future years than the figures stated below. For more information on the fees and expenses described in this table, see the prospectuses for the portfolios which accompany this prospectus.

ANNUAL PORTFOLIO EXPENSES

(as a percentage of average daily net assets in the subaccounts after fee waivers and expense reimbursements as of December 31, 2001)



                                                                                                TOTAL
                                                   MANAGEMENT     12b-1    SERVICE    OTHER     ANNUAL
NAME OF PORTFOLIO                                     FEES         FEES      FEES    EXPENSES  EXPENSES
                                                   ----------     -----    -------   --------  --------
CALVERT VARIABLE SERIES, INC.(1)
Calvert Social Small Cap Growth Portfolio             1.00%        0.00%     0.00%     0.39%     1.39%

DREYFUS VARIABLE INVESTMENT FUND (SERVICE CLASS
SHARES)(2)
Quality Bond Portfolio                                0.65%        0.25%     0.00%     0.11%     1.01%
Small Cap Portfolio                                   0.75%        0.25%     0.00%     0.11%     1.11%

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND,
   INC. (SERVICE CLASS SHARES)(2)                    0.75%        0.25%     0.00%     0.09%     1.09%

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
("VIP") (SERVICE CLASS SHARES)(2)(3)
Fidelity VIP Growth Portfolio                         0.58%        0.10%     0.00%     0.10%     0.78%
Fidelity VIP Index 500 Portfolio(4)                   0.24%        0.10%     0.00%     0.04%     0.38%
Fidelity VIP Mid Cap Portfolio                        0.58%        0.10%     0.00%     0.11%     0.79%

                                                                                                TOTAL
                                                   MANAGEMENT     12b-1    SERVICE    OTHER     ANNUAL
NAME OF PORTFOLIO                                     FEES         FEES      FEES    EXPENSES  EXPENSES
                                                   ----------     -----    -------   --------  --------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
TRUST (CLASS 2 SHARES)(2)
Franklin Small Cap Fund(5)                            0.45%        0.25%     0.00%     0.31%     1.01%
Templeton Developing Markets Securities Fund          1.25%        0.25%     0.00%     0.32%     1.82%
Templeton Global Asset Allocation Fund
   (formerly Templeton Asset Strategy Fund)           0.61%        0.25%     0.00%     0.20%     1.06%

GOLDMAN SACHS VARIABLE INSURANCE TRUST(6)
Goldman Sachs Capital Growth Fund                     0.75%        0.00%     0.00%     0.25%     1.00%
Goldman Sachs CORE(SM) Small Cap Equity Fund          0.75%        0.00%     0.00%     0.25%     1.00%
Goldman Sachs Mid Cap Value Fund                      0.80%        0.00%     0.00%     0.25%     1.05%

JANUS ASPEN SERIES
Janus Aspen Aggressive Growth Portfolio
   (Service Shares)(2)                                0.65%        0.25%     0.00%     0.02%     0.92%
Janus Aspen Balanced Portfolio (Service Shares)(2)    0.65%        0.25%     0.00%     0.01%     0.91%
Janus Aspen Capital Appreciation Portfolio
   (Institutional Shares)                             0.65%        0.00%     0.00%     0.01%     0.66%

PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE
CLASS SHARES)
PIMCO Foreign Bond Portfolio(7)                       0.25%        0.00%     0.15%     0.51%     0.90%
PIMCO Low Duration Portfolio (formerly PIMCO
   Low Duration Bond Portfolio(8)                     0.25%        0.00%     0.15%     0.30%     0.69%

SCUDDER VARIABLE SERIES I (CLASS A SHARES)
Scudder Bond Portfolio                                0.48%        0.00%     0.00%     0.09%     0.57%
Scudder Global Discovery Portfolio(9)                 0.98%        0.00%     0.00%     0.24%     1.22%
Scudder Growth and Income Portfolio                   0.48%        0.00%     0.00%     0.08%     0.56%
Scudder International Portfolio                       0.84%        0.00%     0.00%     0.16%     1.00%
Scudder Money Market Portfolio                        0.37%        0.00%     0.00%     0.08%     0.45%

SCUDDER VARIABLE SERIES II (CLASS A SHARES)
Scudder Government Securities Portfolio               0.55%        0.00%     0.00%     0.05%     0.60%
Scudder High Yield Portfolio                          0.60%        0.00%     0.00%     0.10%     0.70%
Scudder Small Cap Growth Portfolio                    0.65%        0.00%     0.00%     0.03%     0.68%
SVS Dreman High Return Equity Portfolio(10)           0.75%        0.00%     0.00%     0.07%     0.82%

WM VARIABLE TRUST (CLASS 2 SHARES)(2)
WM Equity Income Fund                                 0.63%        0.25%     0.00%     0.06%     0.94%
WM Mid Cap Stock Fund                                 0.75%        0.25%     0.00%     0.07%     1.07%
WM Small Cap Stock Fund                               0.87%        0.25%     0.00%     0.08%     1.20%



(1) "Management Fees" for the Calvert Social Small Cap Growth Portfolio include an administrative fee paid by the portfolio to Calvert Administrative Services Company, an affiliate of the portfolio's investment adviser. "Other Expenses" for the Calvert Social Small Cap Growth Portfolio reflect an indirect fee resulting from the Portfolio's offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Total Annual Expenses after reduction for fees paid indirectly would be 1.22% for this portfolio.

(2) 12b-1 fees represent servicing fees which are paid to Farmers for certain administrative and account maintenance services provided by Farmers to Contract owners investing in these portfolios. The 12b-1 distribution plan is described in the portfolios' prospectus and statement of additional information. Because the 12b-1 fees are paid out of class assets on an on-going basis, over time these fees will increase the cost of an investment, and may cost more than paying other types of sales charges.

(3) Actual Total Annual Expenses for Service Class shares of the Fidelity VIP Growth and Mid Cap Portfolios were lower than those shown in the Fee Table because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. See the accompanying prospectus for the Fidelity VIP Funds for details.

(4) The manager for the Fidelity VIP Index 500 Portfolio has voluntarily agreed to reimburse the Service Class of shares to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.38%. This arrangement can be discontinued by the Portfolio's manager at any time. Without this reimbursement, the Management Fee, Other Expenses and Total Annual Expenses in 2001 were 0.24%, 0.22% and 0.56%, respectively.

(5) The manager for the Franklin Small Cap Fund had agreed in advance to make an estimated reduction of 0.08% in its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Without this reduction, Total Annual Expenses are estimated to be 1.09%.

(6) Goldman Sachs Asset Management, the investment adviser, has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification, and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the Fee Table (as calculated per annum based on each fund's respective daily net assets). Without the limitations described above, Fund expenses for the fiscal year ended December 31, 2001 would have been: Capital Growth Fund:
Management Fees, 0.75%, Other Expenses, 0.94%, and Total Annual Expenses, 1.69% and CORE(SM) Small Cap Equity: Management Fees, 0.75%, Other Expenses, 0.47%, Total Annual Expenses 1.22%. The investment adviser may discontinue or modify any limitations in the future at its discretion.

(7) For the PIMCO Foreign Bond Portfolio, "Other Expenses" reflects a 0.50% administrative fee, 0.01% representing the Portfolio's pro rata Trustees' fees, and a reduction of 0.01%. PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.90% of average daily net assets. Without such reduction, Total Annual Expenses for the fiscal year ended December 31, 2001 would have been 0.91%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit

(8) For the PIMCO Low Duration Portfolio, "Other Expenses" reflects a 0.25% administrative fee, 0.01% representing the Portfolio's pro rata Trustees' fees, 0.04% of interest expense, and a reduction of 0.01%. PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Without such reduction, Total Annual Expenses for the fiscal year ended December 31, 2001 would have been 0.70%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(9) Pursuant to their respective agreements with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one-year period commencing on May 1, 2002, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the Scudder Global Discovery Portfolio (Class A Shares) to 1.25%.

(10) Pursuant to their respective agreements with Scudder Variable Series II, the investment manager and the accounting agent have agreed, for the one year period commencing on May 1, 2002, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expense of the SVS Dreman High Return Equity Portfolio (Class A Shares) to 0.87%.

        The expenses shown above are deducted by each underlying portfolio before the portfolio provides us with its daily net asset value. We then deduct applicable variable account charges from the net asset value to calculate the unit value of the corresponding subaccount. The management fees and other expenses are more fully described in the prospectus for each underlying portfolio. Information relating to the portfolios was provided to us by the portfolios and was not independently verified by us.

                           SURRENDERS AND WITHDRAWALS

- FULL SURRENDER: At any time while the Policy is in force, you may submit a written request to surrender your Policy and receive the Surrender Value (that is, the Contract Value minus any surrender charge, and minus any outstanding loan amount including any interest you owe). A surrender may have tax consequences. See "Federal Tax Considerations."

- PARTIAL WITHDRAWALS: After the first Policy year, you may submit a written request to withdraw part of the Surrender Value, subject to the following rules. Withdrawals may have tax consequences. See "Federal Tax
  Considerations."

- You may make only 1 withdrawal each calendar quarter.

- You must request at least $500.

- You may not request more than 75% of the Surrender Value.

- Surrender charges apply to the withdrawal if you have selected a level death benefit (Option B).

- For each withdrawal, we deduct a processing fee equal to the lesser of $25 or 2% of the withdrawal.

- If you select a level death benefit (Option B), the principal sum will be reduced by the amount of the partial withdrawal (but not by any surrender charges or the processing fee).


                                 DEATH BENEFITS

- As long as it remains in force, the Policy provides for a death benefit payment upon the death of the insured.

- You must choose one of two death benefit options under the Policy.

        - OPTION A is a variable death benefit through attained age 99 that is the greater of :

                - the principal sum plus the Contract Value on the date of death; or

                - the Contract Value multiplied by the applicable death benefit percentage.

        - OPTION B is a level death benefit through attained age 99 that is the greater of:

                - the principal sum on the date of death; or

                - the Contract Value multiplied by the applicable death benefit percentage.


Any death benefit proceeds paid will be increased by any additional insurance benefits you add by rider and will be reduced by the amount of any outstanding loan amount (including any interest you owe) and any due and unpaid monthly deductions.

- After the first Policy year, you may change the death benefit option or increase or decrease the principal sum once each Policy year (but you may not change both the death benefit and principal sum during the same Policy year unless done simultaneously). A change in death benefit may have tax consequences. See "Death Benefit."

- You may not decrease the principal sum below the minimum principal sum amount shown on your Policy's specifications page.

                                    TRANSFERS

- Each Policy year, you may make:

        - an unlimited number of transfers from and among the subaccounts; and

        - one transfer from the fixed account.

- Transfers from subaccounts must be a minimum of $250, or the total value in the subaccount if less.

- Transfers from the fixed account may not be for more than 25% of the unloaned value in the fixed account. If the balance in the fixed account after the transfer is less than $250, then the entire balance will be transferred.

- We charge $25 for the 13th and each additional transfer during a Policy year.

- AUTOMATIC ASSET REBALANCING PROGRAM:


  Under the Automatic Asset Rebalancing ("AAR") program, we will automatically transfer amounts among the subaccounts each quarter to reflect your most recent instructions for allocating premiums. Where and when available, if you select the Automatic Model Update program, you may not select AAR. See "Asset Allocation Models" for more information.


- DOLLAR COST AVERAGING PROGRAM:

  The dollar cost averaging program permits you to systematically transfer (on each monthly anniversary of the issue date) a set dollar amount from the fixed account to up to 8 subaccounts. The minimum transfer amount is $100.

                                      LOANS


- You may take a loan against the Policy for amounts up to the Surrender Value, minus the loan interest you would have to pay by the next Policy anniversary.

- To secure the loan, we transfer an amount equal to the loan from the subaccounts and fixed account to the loan account (part of our general account). Unless you specify otherwise, the amount is withdrawn from the subaccounts and the fixed account on a pro-rata basis.

- Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year.

- During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. Interest is charged daily, and is due and payable at the end of each Policy year, or on the date of any policy loan increase or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest.

- You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $25, and must be clearly marked as "loan repayments" or they will be credited as premiums.

- We deduct any unpaid loans from the proceeds payable on the insured's death.

- A loan may have tax consequences. See "Federal Tax Consequences."


RISK SUMMARY
================================================================================

                                 INVESTMENT RISK

        If you invest your Contract Value in one or more subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You COULD lose everything you invest and your Policy could lapse. If you allocate premiums and Contract Value to the fixed account, we will credit your Contract Value in the fixed account with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3.0%.

                                  RISK OF LAPSE

        This Policy does not provide a no-lapse period. You greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. Your Policy may lapse if loans, withdrawals, the monthly deduction of insurance charges, and insufficient investment returns reduce the Surrender Value to zero.

        Your Policy will enter a 61-day pre-lapse grace period if:

                - you have not paid large enough premiums so that total premiums paid (minus withdrawals, but not including surrender charges or the processing fee) are less than the cumulative minimum premiums, AND the Surrender Value is not large enough to cover the monthly deduction when due; or

                - you have paid enough premiums so that total premiums paid
                  (minus withdrawals, but not including surrender charges or the processing fee) are greater than the cumulative minimum premiums, BUT the Contract Value, minus any outstanding loan amount (including any interest you owe) is not large enough to cover the monthly deduction when due.

        Whenever your Policy enters the 61-day grace period, you must make a sufficient payment before the grace period ends. If you do not make a sufficient payment during the grace period, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. The payment you make during the grace period must be large enough to cause either one of the following conditions:

                1. the Surrender Value must exceed zero, after deducting all due and unpaid monthly deductions; OR

                2. total premiums you paid (minus withdrawals, but not including surrender charges or the processing fee) must exceed the cumulative minimum premiums, AND the Contract Value, minus any outstanding loan (including any interest you owe) must exceed zero, after deducting all due and unpaid monthly deductions.

        A Policy lapse will have adverse tax consequences. See "Federal Tax Considerations," and "Policy Loans."

        You may reinstate a lapsed Policy within three years after the Policy enters the grace period, if the insured meets our insurability requirements and you pay the amount we require. We will not reinstate a Policy that has been surrendered for the Surrender Value.

                                    TAX RISKS

        Although there is limited guidance and some uncertainty, we believe that the Policy should be deemed a life insurance contract under Federal tax law, so that the death benefit paid to the beneficiary will not be subject to Federal income tax.

        Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. In addition, any Section 1035 Exchange coming from a policy that is a MEC makes the new Policy a MEC. If a Policy is treated as a MEC, then withdrawals, surrenders and loans under a Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on withdrawals, surrenders and loans taken before you reach age 59 1/2.

        You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

                           LIMITS ON CASH WITHDRAWALS

        The Policy permits you to take only one partial withdrawal in any calendar quarter, after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Surrender Value.

        A withdrawal reduces the Surrender Value and Contract Value and will increase the risk that the Policy will lapse. A withdrawal also may have tax consequences.

        A withdrawal will reduce the death benefit. If you select a level death benefit (Option B), a partial withdrawal will permanently reduce the principal sum by the amount of the withdrawal (not including the surrender charge or the processing fee). If a variable death benefit (Option A) is in effect when you make a withdrawal, the death benefit will be reduced by the amount that the Contract Value is reduced.


                                   LOAN RISKS

        A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the subaccounts and fixed account as collateral. We then credit a fixed interest rate of 3.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts nor does it receive any higher current interest rate credited to the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.

        A Policy loan affects the death benefit because a loan reduces the death benefit proceeds by the amount of the outstanding loan, plus any interest you owe on Policy loans.

        A Policy loan will increase the risk that the Policy will lapse. There is a risk that if the loan amount reduces your Surrender Value (or Contract Value, if applicable) to an amount that is not large enough to pay the monthly deduction when due, then the Policy will enter the 61-day grace period, and possibly lapse. Adverse tax consequences would result.

        In addition, the tax consequences of loans after the fourteenth Policy year are uncertain. You should consult a tax adviser about such loans.

                          EFFECTS OF SURRENDER CHARGES

        The surrender charges under this Policy are significant during the first 14 Policy years. It is likely that you will receive no Surrender Value if you surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial principal sum for a substantial period of time.

        Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse. If you have not paid sufficient minimum premiums, the Surrender Value is the measure we use to determine whether your Policy will enter a grace period, and possibly lapse.

                    COMPARISON WITH OTHER INSURANCE POLICIES

        Like fixed benefit life insurance, the Policy offers a minimum death benefit and provides a Contract Value, loan privileges and a Surrender Value. However, the Policy differs from a fixed benefit policy because it allows you to place your premiums in investment subaccounts. The amount and duration of life insurance protection will vary with the investment performance of the amounts you place in the subaccounts. In addition, the Contract Value and the Surrender Value will always vary with the investment performance of your selected subaccounts.

        As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.

                                  ILLUSTRATIONS

        The illustrations provided at the end of this prospectus illustrate Contract Values, Surrender Values and Death Benefits. These illustrations are based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. Your rates of return and insurance charges may be higher or lower than those shown in these illustrations.

        Your Policy can lapse before maturity, depending on the premiums you pay and the investment results of the subaccounts in which you invest your Contract Value. Your agent can provide you with an illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain issue ages, classes and policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy. This is not true for all ages, classes, and investment results, however, so we encourage you to request an illustration from your agent to help you decide what level of premium payments to pay in your particular circumstances.


FARMERS NEW WORLD LIFE INSURANCE COMPANY AND THE FIXED ACCOUNT
================================================================================

                    FARMERS NEW WORLD LIFE INSURANCE COMPANY

        Farmers New World Life Insurance Company ("Farmers"), is the stock life insurance company issuing the Policy. Farmers is located at 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040, and was incorporated under Washington law on February 21, 1910. Farmers established the variable account to support the investment options under this Policy and under other variable life insurance policies Farmers may issue. Farmers' general account supports the fixed account under the Policy.

        Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. ("FGI"). FGI is a stock holding and management company. The ultimate controlling parents of FGI are Allied Zurich p.l.c., a United Kingdom company and Zurich Allied AG, a Swiss Company. Allied Zurich p.l.c. and Zurich Allied AG are traded in certain European markets, but are not publicly traded in the U.S.

        Farmers markets a broad line of individual life insurance products, including universal life, term life and whole life insurance and annuity products (predominately flexible premium deferred annuities). Farmers currently is licensed to sell insurance in 43 states and the District of Columbia. The states where Farmers is not licensed are Alaska, Florida, Louisiana, New Hampshire, New York, North Carolina, and Vermont.

                                THE FIXED ACCOUNT

        The fixed account is part of Farmers' general account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the fixed account's assets. Farmers bears the full investment risk for all amounts contributed to the fixed account. Farmers guarantees that the amounts allocated to the fixed account will be credited interest daily at a net effective interest rate of at least 3%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

        Money you place in the fixed account will earn interest that is compounded daily at the current interest rate in effect at the time of your allocation. We intend to credit the fixed account with interest at current rates in excess of the minimum guaranteed rate of 3%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

        The fixed account value will not share in the investment performance of our general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the fixed account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the fixed account may not exceed the minimum 3% guaranteed rate.

        We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 3% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

        We allocate amounts from the fixed account for partial withdrawals, transfers to the subaccounts, or charges for the monthly deduction on a last in, first out basis ("LIFO") for the purpose of crediting interest.

        The fixed account is not registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.


THE VARIABLE ACCOUNT AND THE PORTFOLIOS
================================================================================

                              THE VARIABLE ACCOUNT

        Farmers established the variable account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws.

        The variable account is divided into 30 subaccounts, each of which invests in shares of one portfolio of a fund.

        Under Washington law, the assets in the variable account are the property of Farmers. However, assets in the variable account that are attributable to the Policy are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses (realized and unrealized), resulting from assets in the variable account, are credited to or charged against the variable account without regard to other income, gains or losses of Farmers. Promises we make in the Policy are general corporate obligations of Farmers and are not dependent on assets in the variable account. We have the right to transfer to our general account any assets of the variable account that are in excess of such reserves and other liabilities.

                                 THE PORTFOLIOS

        Each subaccount of the variable account invests exclusively in shares of a designated portfolio of a fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each fund available under the Contract is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the funds by the SEC.

        The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

        Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.

        Some of the portfolios have been established by investment advisers that manage retail mutual funds sold directly to the public having similar names and investment objectives to the portfolios available under the Contract. While some of the portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named portfolio may differ substantially from the portfolios available through this Contract.


        An investment in a subaccount, or in any portfolio, including the Money Market Portfolio, is not insured or guaranteed by the U.S. Government and there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market subaccount may become extremely low and possibly negative.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS

        The following table summarizes each portfolio's investment objective(s) and policies. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). You can find more detailed information about the portfolios, including a description of risks, in the prospectuses for the funds. You should read the funds' prospectuses carefully.


PORTFOLIO                                    INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
----------------------------- ---------------------------------------------------------------------------
CALVERT SOCIAL SMALL CAP      Seeks to achieve long-term capital appreciation by investing primarily in
GROWTH PORTFOLIO              the equity securities of companies that have small market capitalizations.
                              Investment adviser is Calvert Asset Management Company, Inc. The sub-advisor is Awad Asset Management, Inc.
----------------------------- ---------------------------------------------------------------------------
DREYFUS VIF QUALITY BOND      Seeks to maximize current income as is consistent with the preservation
PORTFOLIO (SERVICE CLASS)     of capital and the maintenance of liquidity. Investment adviser is The
                              Dreyfus Corporation.
----------------------------- ---------------------------------------------------------------------------
DREYFUS VIF SMALL CAP         Seeks to maximize capital appreciation. Investment adviser is The
PORTFOLIO (SERVICE CLASS)     Dreyfus Corporation.
----------------------------- ---------------------------------------------------------------------------
THE DREYFUS SOCIALLY          Seeks to provide capital growth, with current income as a secondary
RESPONSIBLE GROWTH FUND,      goal. Investment adviser is The Dreyfus Corporation. The sub-adviser is
INC. (SERVICE CLASS)          NCM Capital Management Group, Inc.
----------------------------- ---------------------------------------------------------------------------
FIDELITY VIP GROWTH           Seeks to achieve capital appreciation. Investment adviser is Fidelity
PORTFOLIO (SERVICE CLASS)     Management & Research Company. The sub-advisor is Fidelity Management &
                              Research Company, Inc.
----------------------------- ---------------------------------------------------------------------------
FIDELITY VIP INDEX 500        Seeks investment results that correspond to the total return of common
PORTFOLIO (SERVICE CLASS)     stocks publicly traded in the United States, as represented by the
                              Standard & Poor's 500(SM) Index.  Investment adviser is Fidelity Management
                              & Research Company. The sub-adviser is Deutsche Asset Management, Inc.
----------------------------- ---------------------------------------------------------------------------
FIDELITY VIP MID CAP          Seeks long-term growth of capital. Investment adviser is Fidelity
PORTFOLIO (SERVICE CLASS)     Management & Research Company. The sub-advisor is Fidelity Management &
                              Research Company (U.K.), Inc.
----------------------------- ---------------------------------------------------------------------------
FRANKLIN SMALL CAP FUND       Seeks long-term capital growth. Investment adviser is Franklin Advisers,
(CLASS 2)                     Inc.
----------------------------- ---------------------------------------------------------------------------
TEMPLETON DEVELOPING          Seeks long-term capital appreciation. Investment adviser is Templeton
MARKETS SECURITIES FUND       Asset Management Ltd.
(CLASS 2)
----------------------------- ---------------------------------------------------------------------------
TEMPLETON GLOBAL ASSET        Seeks high total return. Investment adviser is Templeton Investment
ALLOCATION FUND (FORMERLY     Counsel, LLC.
TEMPLETON ASSET STRATEGY
FUND (CLASS 2)
----------------------------- ---------------------------------------------------------------------------
GOLDMAN SACHS CAPITAL         Seeks long-term growth of capital. Investment adviser is Goldman Sachs
GROWTH FUND                   Asset Management.
----------------------------- ---------------------------------------------------------------------------
GOLDMAN SACHS CORE(SM) SMALL  Seeks long-term growth of capital. Investment adviser is Goldman Sachs
CAP EQUITY FUND               Asset Management.
----------------------------- ---------------------------------------------------------------------------
GOLDMAN SACHS MID CAP VALUE   Seeks long-term capital appreciation. Investment adviser is Goldman
FUND                          Sachs Asset Management.
----------------------------- ---------------------------------------------------------------------------
JANUS ASPEN AGGRESSIVE        Seeks long-term growth of capital. Investment adviser is Janus Capital.
GROWTH PORTFOLIO (SERVICE)
----------------------------- ---------------------------------------------------------------------------

PORTFOLIO                                    INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
----------------------------- ---------------------------------------------------------------------------
JANUS ASPEN BALANCED          Seeks long-term capital growth, consistent with preservation of capital
PORTFOLIO (SERVICE)           and balanced by current income. Investment adviser is Janus Capital.
----------------------------- ---------------------------------------------------------------------------
JANUS ASPEN CAPITAL           Seeks long-term growth of capital. Investment adviser is Janus Capital.
APPRECIATION PORTFOLIO
(INSTITUTIONAL)
----------------------------- ---------------------------------------------------------------------------
PIMCO FOREIGN BOND            Seeks maximum total return, consistent with preservation of capital and
PORTFOLIO (ADMINISTRATIVE     prudent investment management. Investment adviser is Pacific Investment
CLASS)                        Management Company LLC.
----------------------------- ---------------------------------------------------------------------------
PIMCO LOW DURATION            Seeks maximum total return, consistent with preservation of capital and
PORTFOLIO (FORMERLY PIMCO     prudent investment management. Investment adviser is Pacific Investment
LOW DURATION BOND             Management Company LLC.
PORTFOLIO) (ADMINISTRATIVE
CLASS)
----------------------------- ---------------------------------------------------------------------------
SCUDDER BOND PORTFOLIO        Seeks to provide a high level of income consistent with a high quality
(CLASS A)                     portfolio of debt securities. Investment adviser is Deutsche Investment
                              Management Americas Inc.
----------------------------- ---------------------------------------------------------------------------
SCUDDER GLOBAL DISCOVERY      Seeks above-average capital appreciation over the long term by investing
PORTFOLIO (CLASS A)           primarily in equity securities of small companies located throughout the world. Investment adviser is Deutsche Investment Management Americas Inc.
----------------------------- ---------------------------------------------------------------------------
SCUDDER GROWTH AND INCOME     Seeks long-term growth of capital, current income and growth of income.
PORTFOLIO (CLASS A)           Investment adviser is Deutsche Investment Management Americas Inc.
----------------------------- ---------------------------------------------------------------------------
SCUDDER INTERNATIONAL         Seeks long-term growth of capital primarily through diversified holdings
PORTFOLIO (CLASS A)           of marketable foreign equity investments.  Investment adviser is Deutsche
                              Investment Management Americas Inc.
----------------------------- ---------------------------------------------------------------------------
SCUDDER MONEY MARKET          Seeks to maintain stability of capital and, consistent therewith, to
PORTFOLIO                     maintain the liquidity of capital and to provide current income.
                              Investment adviser is Deutsche Investment Management Americas Inc.
----------------------------- ---------------------------------------------------------------------------
SCUDDER GOVERNMENT            Seeks high current income consistent with preservation of capital.
SECURITIES PORTFOLIO          Investment adviser is Deutsche Investment Management Americas Inc.
(CLASS A)
----------------------------- ---------------------------------------------------------------------------
SCUDDER HIGH YIELD            Seeks to provide a high level of current income.  Investment adviser is
PORTFOLIO (CLASS A)           Deutsche Investment Management Americas Inc.
----------------------------- ---------------------------------------------------------------------------
SCUDDER SMALL CAP GROWTH      Seeks maximum appreciation of investors' capital. Investment adviser is
PORTFOLIO (CLASS A)           Deutsche Investment Management Americas Inc.
----------------------------- ---------------------------------------------------------------------------
SVS DREMAN HIGH RETURN        Seeks to achieve a high rate of total return. Investment adviser is
EQUITY PORTFOLIO (CLASS A)    Deutsche Investment Management Americas Inc.; investment sub-adviser is
                              Dreman Value Management LLC.
----------------------------- ---------------------------------------------------------------------------
WM EQUITY INCOME FUND         Seeks to provide a relatively high level of current income while
(CLASS 2)                     achieving long-term growth of income and capital.  Investment adviser is
                              WM Advisors, Inc.
----------------------------- ---------------------------------------------------------------------------
WM MID CAP STOCK FUND         Seeks to provide long-term capital appreciation. Investment adviser is
(CLASS 2)                     Advisors, Inc.
----------------------------- ---------------------------------------------------------------------------
WM SMALL CAP STOCK FUND       Seeks long-term capital appreciation.  Investment adviser is WM Advisors,
(CLASS 2)                     Inc.
----------------------------- ---------------------------------------------------------------------------




        In addition to the variable account, the funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously. Although neither Farmers nor the mutual funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

        If a fund's Board of Directors (or Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

PLEASE READ THE ATTACHED PROSPECTUSES FOR THE PORTFOLIOS TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE PORTFOLIOS.

                         AVAILABILITY OF THE PORTFOLIOS

        We cannot guarantee that each portfolio will always be available for investment through the Policies.

        We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.


        We also reserve the right in our sole discretion to establish additional subaccounts, eliminate or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant.


                       YOUR RIGHT TO VOTE PORTFOLIO SHARES

        Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Policy owners instruct, so long as such action is required by law.

        Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Contract Value you have in that portfolio (as of a date set by the portfolio).

        If we do not receive voting instructions on time from some owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Policy owners advising you of the action and the reasons we took such action.

THE POLICY
================================================================================

                               PURCHASING A POLICY

        To purchase a Policy, you must send the application and initial premium to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter for the Policy, Farmers Financial Solutions, LLC. Acceptance of an application is subject to our insurance underwriting, and we reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or canceled, the full amount paid with the application will be refunded.

        We determine the minimum principal sum (death benefit) for a Policy based on the attained age of the insured when we issue the Policy. The minimum principal sum for the preferred premium class is $150,000, and $50,000 for all others. The maximum issue age for insureds in the preferred underwriting class is age 75, and for all other premium classes is age 80. We base the minimum initial premium for your Policy on a number of factors including the age, sex and premium class of the insured and the amount of the principal sum. We currently require a minimum initial premium as shown on the Policy's specifications page.

        We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

                        TAX-FREE `SECTION 1035' EXCHANGES

        You can generally exchange one life insurance policy for another in a `tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                      WHEN INSURANCE COVERAGE TAKES EFFECT

        TEMPORARY INSURANCE COVERAGE. If the insured meets our eligibility requirements for temporary insurance coverage, then we will provide the insured with temporary insurance coverage in the amount applied for, or $50,000, whichever is less. The conditions and eligibility requirements for temporary insurance coverage are detailed in the Temporary Insurance Agreement included with the Policy application.

        Temporary insurance coverage terminates automatically, and without notice, on the earliest of:

                - The date full insurance coverage becomes effective; or

                - The date the proposed insured receives notice that their application has been declined, and in no event later than 12:01 a.m. Pacific Standard Time of the fifth day after Farmers has mailed a letter giving such notice; or

                - The date the proposed insured or the owner signs a request to cancel the application or rejects the policy if issued other than as applied for.

        FULL INSURANCE COVERAGE. If we issue the Policy as applied for, full insurance coverage under the Policy will take effect on the issue date, provided sufficient payment has been received. If we issue a Policy other than as applied for, full insurance coverage will take effect either upon the completion of all underwriting and owner payment for and acceptance of the Policy, or on the issue date, whichever is later. The issue date will be printed in the Policy and may be several days later than when the Policy is delivered to you. Full insurance coverage will not begin before the issue date printed in the Policy.

        Generally, we will issue the Policy if we determine that the insured meets our underwriting requirements and we accept the original application. On the issue date, we will begin to deduct monthly deductions from your net premium and we will allocate your premium (multiplied by the percent of premium factor, and minus the monthly deduction(s)) to the fixed account until the reallocation date. See "Allocating Premiums."

                                OWNERSHIP RIGHTS

        The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the insured's estate. The owner may exercise certain rights described below.


Changing the Owner

        - You may change the owner by providing a written request to us at any time while the insured is alive.

        - The change takes effect on the date that the written request is signed.

        - We are not liable for any actions we may have taken before we received the written request.

        - Changing the owner does not automatically change the beneficiary.

        - Changing the owner may have tax consequences. You should consult a tax adviser before changing the owner.


Selecting and Changing the Beneficiary

        - You designate the beneficiary (the person to receive the death benefit when the insured dies) in the application.

        - If you designate more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.

        - If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.

        - If both the beneficiary and contingent beneficiary die before the insured, then we will pay the death benefit to the owner or the owner's estate once the insured dies.

        - You can request a delay clause which provides that if the beneficiary dies within a specified number of days (maximum 180 days) following the insured's death, then the death benefit proceeds will be paid as if the beneficiary had died first.

        - You can change the beneficiary by providing us with a written request while the insured is living.

        - The change in beneficiary is effective as of the date you sign the written request.

        - We are not liable for any actions we may have taken before we received the written request.

Assigning the Policy

        - You may assign Policy rights while the insured is alive.

        - The owner retains any ownership rights that are not assigned.

        - Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.

        - Claims under any assignment are subject to proof of interest and the extent of the assignment.

        - We are not:

                - bound by any assignment unless we receive a written notice of the assignment.

                - responsible for the validity of any assignment.

                - liable for any payment we made before we received written notice of the assignment.

        - Assigning the Policy may have tax consequences. See "Federal Tax Considerations."


                               CANCELING A POLICY

        You may cancel a Policy during the "right-to-examine period" by returning it to our Home Office. In most states, the right-to-examine period expires 10 days after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the right-to-examine period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all premiums paid for the Policy.

================================================================================

PREMIUMS

                               PREMIUM FLEXIBILITY

        You have flexibility to determine the frequency and the amount of the premiums you pay. You do not have to pay premiums according to any schedule. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium.

        Before the issue date of the Policy (or if premium is paid on delivery of the Policy, before the record date), we will require you to pay the premium indicated on your Policy's specification page. Thereafter, you may pay premiums ($25 minimum) at any time. You must send all premiums to our Service Center. We reserve the right to limit the number and amount of any unscheduled premiums. You may not pay any premiums after the insured reaches attained age 100.

        We multiply each premium by the percent of premium factor (currently 0.965) and credit the resulting value to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and selling expenses.

        WE WILL TREAT ANY PAYMENT YOU MAKE AS A PREMIUM UNLESS YOU CLEARLY MARK IT AS A LOAN REPAYMENT. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Internal Revenue Code, or if the payment would increase the death benefit by more than the amount of the premium. Your Policy's specifications page will show the maximum premium amount. If we return a portion of your premium based on the maximum premium amount, we will not allow you to make additional premiums until they are allowed by the maximum premium limitations.

        ELECTRONIC PAYMENTS OR BILLING. If you authorize electronic payment of your premiums from your bank account, or if you ask to be billed for your planned premiums, the total amount of premiums being debited, or billed, must be at least $300 per year. You can be billed, or make electronic payments, on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.

        You can stop paying premiums at any time and your Policy will continue in force until the earlier of the maturity date (when the insured reaches attained age 110), or the date when either (1) the insured dies, or (2) the grace period ends after the Surrender Value has been exhausted, or (3) we receive your signed request to surrender the Policy.

        BACKDATING. We may sometimes backdate a Policy, if you request, by assigning an issue date earlier than the record date so that you can obtain lower cost of insurance rates, based on a younger insurance age. We will not backdate a Policy earlier than the date the application is signed. Backdating in some cases causes higher surrender charges if it results in the Deferred Sales Charge or Administrative Components being based on a lower age bracket. (See "Surrender Charge.") For a backdated Policy, monthly deductions will begin on the backdated issue date. You will therefore incur charges for the period between the issue date and the record date as though full insurance coverage is in effect during this period, even though full coverage does not in fact begin until the record date (or a few days prior to the record date in some cases). (See "When Insurance Coverage Takes Effect.")

        TAX CODE PROCESSING. If Farmers receives any premium payment that it anticipates will cause a Policy to become a modified endowment contract ("MEC") or will cause a Policy to lose its status as life insurance under Section 7702 of the Tax Code, Farmers will not accept the EXCESS PORTION of that premium and will immediately notify the owner and give an explanation of the issue. Farmers will refund the EXCESS premium no later than 2 weeks after receipt of the premium at the Service Center (the "refund date"), except in the following circumstances:

                a.  the tax problem resolves itself prior to the refund date; or

                b. the tax problem relates to a MEC and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issue involved.

        In the above cases, Farmers will treat the excess premium as having been received on the date the tax problem resolves itself or the date Farmers receives the signed acknowledgment at the Service Center. We will then process the excess premium accordingly.

                                MINIMUM PREMIUMS

        The full initial premium is the only premium required to be paid under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. PAYING THE CURRENT MONTHLY MINIMUM PREMIUM WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. Additional premiums may be necessary to keep the Policy in force.

        The initial minimum premium and payment mode (annual and monthly) are shown on your Policy's specifications page, and depends on a number of factors including the age, sex, and premium class of the proposed insured, and the principal sum requested.

        The minimum premium will change if:

                - you increase or decrease the principal sum;

                - you change the death benefit option;

                - you change or add a rider;

                - you take a partial withdrawal when you have elected the level death benefit option (Option B); or

                - the insured's premium class changes (for example, from
                  nicotine to non-nicotine, or from standard to substandard).

        If your Surrender Value (that is, the Contract Value, minus the surrender charge, and minus any outstanding loan amount, including any interest you owe) becomes zero or less, so that you cannot pay the monthly deduction when due, AND if the total premiums you have paid, less withdrawals (not including surrender charges and processing fees), are less than the cumulative minimum premiums under your Policy, then your Policy will enter a 61-day grace period. During the grace period, you must make a payment large enough to keep the Policy in force. The cumulative minimum premiums is the sum of all past monthly-mode minimum premiums due since the issue date.

        But if the total premiums you have paid, less withdrawals (not including surrender charges and processing fees), are greater than the cumulative minimum premiums required under your Policy, then your Policy will enter a grace period only if your Contract Value, minus any outstanding loan amount (including any interest you owe), is not large enough to pay the entire monthly deduction when due. See "Risk Summary," and "Policy Lapse."

        Your Policy can lapse before maturity, depending on the premiums you pay and the investment results of the subaccounts in which you invest your Contract Value. Your agent can provide you with an illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain issue ages, classes and policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy. This is not true for all ages, classes, and investment results, however, so we encourage you to request an illustration from your agent to help you decide what level of premium payments to pay in your particular circumstances.

                                PLANNED PREMIUMS

        You may determine a planned premium schedule which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned premiums by sending us a written request. We have the right to limit the amount of any increase in planned premiums. Even if you make your planned premiums on schedule, your Policy may lapse if your Surrender Value (or Contract Value, if applicable) is insufficient to pay the monthly deduction. See "Risk Summary," "Policy Lapse."

                               ALLOCATING PREMIUMS

        When you apply for a Policy, you must instruct us to allocate your initial premium(s) to one or more subaccounts of the variable account and to the fixed account according to the following rules:

                - you must put at least 1% of each premium in any subaccount or the fixed account you select;

                - allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of subaccount allocations in effect at any one time.

        Investment returns from amounts allocated to the subaccounts will vary with the investment experience of these subaccounts and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

        On the issue date, we will allocate your premium(s), times the percent of premium factor, minus the monthly deduction(s) to the fixed account. We also allocate any premiums we receive from the issue date to the reallocation date (the record date, plus the number of days in your state's right to examine period, plus 10 days) to the fixed account. While held in the fixed account, premium(s) will be credited with interest at the current fixed account rate. On the reallocation date, we will reallocate the Contract Value in the fixed account to the other subaccounts (at the unit value next determined) and the fixed account in accordance with the allocation percentages provided in the application.

        Unless additional underwriting is required, we invest all premiums paid after the reallocation date on the Valuation Day they are received in our Service Center. We credit these premiums to the subaccounts at the unit value next determined after we receive your payment.


CONTRACT VALUES
================================================================================

CONTRACT VALUE

        - serves as the starting point for calculating values under a Policy

        - equals the sum of all values in each subaccount and the fixed account

        - is determined on the issue date and on each Valuation Day

        - on the issue date, equals the initial premium times the percent of premium factor, less the monthly deduction

        - has no guaranteed minimum amount and may be more or less than premiums paid

                                 SURRENDER VALUE

        The Surrender Value is the amount we pay when you surrender your Policy. We determine the Surrender Value at the end of the Valuation Period when we receive your written surrender request.

SURRENDER VALUE ON ANY VALUATION DAY EQUALS:

        - the Contract Value as of such date; MINUS

        - any surrender charge as of such date; MINUS

        - any outstanding Policy loans; MINUS

        - any interest you owe on the Policy loans.

                                SUBACCOUNT VALUE

        Each subaccount's value is the Contract Value in that subaccount. At the end of any Valuation Period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

THE NUMBER OF UNITS IN ANY SUBACCOUNT ON ANY VALUATION DAY EQUALS:

        - the initial units purchased at the unit value on the issue date; PLUS

        - units purchased with additional premiums net of the percent of premium factor; PLUS

        - units purchased via transfers from another subaccount or the fixed account; MINUS

        - units redeemed to pay a pro-rata share of the monthly deductions;
          MINUS

        - units redeemed to pay for withdrawals, and any applicable surrender charges; MINUS

        - units redeemed as part of a transfer to another subaccount or the fixed account.

        Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or withdrawal, by the unit value for that subaccount at the end of the Valuation Period.

                              SUBACCOUNT UNIT VALUE

        The value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at the figure shown on the Variable Account's financial statements. The unit value may increase or decrease from one Valuation Period to the next.

        The unit value of any subaccount at the end of a Valuation Period is calculated as:

        A x B, where:

        "A" is the subaccount's unit value for the end of the immediately preceding Valuation Day; and

        "B" is the net investment factor for the most current Valuation Day.

        The net investment factor is an index we use to measure the investment performance of a subaccount from one Valuation Period to the next. Each subaccount has a net investment factor for each Valuation Period that may be greater or less than one. Therefore, the value of a unit (and the value of a subaccount) may increase or decrease. We determine the net investment factor for any subaccount for any Valuation Period by the following formula:

                    X
                   --- -  Z
                    Y

"X" equals:

        1. the net asset value per portfolio share held in the subaccount at the end of the current Valuation Day; PLUS

        2. the per share amount of any dividend or capital gain distribution on shares held in the subaccount during the current Valuation Day; MINUS

        3. the per share amount of any capital loss distribution on shares held in the subaccount during the current Valuation Day; MINUS

        4. the per share amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes.

"Y" equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding Valuation Day.

"Z" equals the mortality and expense risk charge.

                               FIXED ACCOUNT VALUE

        On the issue date, the fixed account value is equal to the premiums allocated to the fixed account, less the portion of the first monthly deduction taken from the fixed account.

THE FIXED ACCOUNT VALUE AT THE END OF ANY VALUATION PERIOD IS EQUAL TO A+B+C-D-E-F:

        - "A" is the fixed account value on the preceding Valuation Day plus interest from the preceding Valuation Day to the date of calculation; PLUS

        - "B" is the portion of the premium(s), multiplied by the percent of premium factor, allocated to the fixed account since the preceding Valuation Day, plus interest from the date such premiums were received to the date of calculation; PLUS

        - "C" any amounts transferred to the fixed account since the preceding Valuation Day, plus interest from the effective date of such transfers to the date of calculation; MINUS

        - "D" is the amount of any transfer from the fixed account to the subaccounts since the preceding Valuation Day, plus interest from the effective date of such transfers to the date of calculation; MINUS

        - "E" is the amount of any withdrawals (partial surrenders) and any applicable surrender charges deducted from the fixed account since the preceding Valuation Day, plus interest on those surrendered amounts from the effective date of each withdrawal to the date of calculation; MINUS

        - "F" is zero, except on the monthly due date, when it is a pro-rata share of the monthly deduction for the month beginning on that monthly due date.

        Your Policy's guaranteed minimum fixed account value will not be less than the minimum values required by the state where we deliver your Policy.

CHARGES AND DEDUCTIONS
================================================================================

        This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.

SERVICES AND BENEFITS WE PROVIDE:

        - the death benefit (principal sum), surrender and loan benefits under the Policy

        - investment options, including premium allocations

        - administration of elective options

        - the distribution of reports to owners

COSTS AND EXPENSES WE INCUR:

        - costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders)

        - overhead and other expenses for providing services and benefits

        - sales and marketing expenses, including compensation paid in connection with the sale of the Policies

        - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state and local premium and other taxes and fees

RISKS WE ASSUME:

        - that the cost of insurance charges we may deduct are insufficient to meet our actual claims because insureds die sooner than we estimate

        - that the costs of providing the services and benefits under the Policies exceed the charges we deduct

                               PREMIUM DEDUCTIONS


        When you make a premium payment, we apply a percent of premium factor currently equal to 0.965 to the premium to determine the amount that we will allocate to the subaccounts and the fixed account according to your instructions. The 3.5% of each premium we retain compensates us for distribution expenses and state premium taxes. State premium tax rates vary from state to state. The 3.5% charge may not reflect the actual tax charged in your state. We may change the percent of premium factor for new Policies in the future.


                                MONTHLY DEDUCTION

        We take a monthly deduction from the Contract Value on the issue date and on each monthly due date (the same day of each succeeding month as the issue date, or, if there is no comparable Valuation Day, the next Valuation Day). We will make deductions by canceling units in each subaccount and withdrawing funds from the fixed account. We will take the monthly deduction on a pro-rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the sum of all subaccounts and the fixed account on the monthly due date). Because portions of the monthly deduction can vary from month-to-month, the monthly deduction will also vary.

        The monthly deduction is equal to:

        - The cost of insurance charge for the Policy; PLUS

        - The charges for any riders; PLUS

        - The monthly administration charge; PLUS

        - The special premium factor applied to the cost of insurance for a special premium class, if any; PLUS

        - The flat extra charge for a special premium class, if any.

        Cost of Insurance. We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit (i.e., the anticipated cost of paying a death benefit that exceeds your Contract Value). The charge depends on a number of variables (Contract Value and the insured's issue age, sex, and premium class, and the number of months since the issue date) that would cause it to vary from Policy to Policy and from monthly due date to monthly due date. The current (but not the maximum) cost of insurance rates generally increase significantly at the earlier of the 21st policy year or age 80.

        The cost of insurance charge is equal to the cost of insurance rate at the insured's attained age, times the number of thousands of Risk Insurance Amount.

        The Risk Insurance Amount is:

                1.  The current death benefit; MINUS

                2. The Contract Value at the end of the Valuation Day preceding the monthly due date; PLUS

                3. The monthly administrative charge for the month that begins on the monthly due date; PLUS

                4. Any charges for riders for the month that begins on the monthly due date.

        The Risk Insurance Amount may increase or decrease, depending on investment experience, the payment of additional premiums, Policy riders, and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease over time.

        Cost of insurance rates are based on the sex, attained age, and premium class of the insured. The cost of insurance rates are generally higher for male insureds than for female insureds of the same age and premium class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates shown in Appendix A.

        The premium class of the insured will affect the cost of insurance rates. We currently place insureds into standard premium classes and into special premium classes involving higher mortality risks. The cost of insurance rates for special premium classes involving higher mortality risks are multiples of the standard rates. If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in Appendix A times the special premium class rating factor shown on your Policy's specification page. The charge for any attached rider is a separate calculation.


        We calculate the cost of insurance separately for the initial principal sum and for any increase in principal sum. If you request and we approve an increase in your Policy's principal sum, then a different premium class (and a different cost of insurance rate) may apply to the increase, based on the insured's age and circumstances at the time of the increase.


        The Policies are based on mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and premium class. We also offer Policies based on unisex mortality tables if required by state law.

        CHARGES FOR RIDERS. The monthly deduction includes charges for any optional insurance benefits you add to your Policy by rider.

        MONTHLY ADMINISTRATION CHARGE. We deduct this charge to compensate us for administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $5. We may increase or decrease this charge but it is guaranteed never to be higher than $8.

        MONTHLY SPECIAL PREMIUM CLASS CHARGE. If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate may be the rate shown in the Policy times a special premium rating factor shown on the Policy's specifications page. This factor is applied to both current and guaranteed cost of insurance rates. This charge compensates us for additional costs associated with claims from the insureds in the special premium class. If applicable to you, your Policy's specifications page will show the amount of this charge.

        MONTHLY FLAT EXTRA CHARGE. We deduct a flat extra charge if the insured is in a special premium class. This compensates us for the additional costs associated with the special premium class. The charge, if any, will be shown on your Policy's specifications page.

                        MORTALITY AND EXPENSE RISK CHARGE

        We deduct a daily charge from your Contract Value in each subaccount to compensate us for certain mortality and expense risks we assume. The mortality risk is that an insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy. This charge is equal to:

                - your Contract Value in each subaccount MULTIPLIED BY

                - the daily pro rata portion of the annual mortality and expense risk charge rate of 0.90%.

        If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits for any lawful purpose including covering distribution costs.

                                SURRENDER CHARGE

        We deduct a surrender charge if, during the first 14 Policy years, you:

                - fully surrender the Policy, or

                - take a partial withdrawal from your Policy, if you have
                  elected a level death benefit (Option B) , or

                - you decrease the principal sum that was in effect at the time of issue.

        In the case of a full surrender, we pay the remaining Contract Value (less any surrender charge and any outstanding loan amount, including any interest you owe) to you. The payment you receive is called the Surrender Value.

        If you take a partial withdrawal, we will reduce the Contract Value on a pro-rata basis from the subaccounts and the fixed account (unless you instruct us otherwise) by the amount of the partial withdrawal, the processing fee, and any surrender charge.

        THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THIS CHARGE BEFORE YOU REQUEST A SURRENDER. Under some circumstances the level of surrender charges might result in no Contract Value available if you surrender your Policy during the period when surrender charges apply. This will depend on a number of factors, but is more likely if:

                1. you pay premiums equal to or not much higher than the minimum premium shown in your Policy, or

                2.  investment performance is too low.

        The surrender charge is equal to the sum of the Deferred Sales Charge Component and the Administrative Component.

        The Deferred Sales Charge Component is calculated by:

                1. find the sum of all premiums that have been paid to the Policy (do not deduct amounts withdrawn or the percent of premium factor);

                2. multiply this sum by 0.075 if the insured's issue age was 65 or younger, or by 0.050 if the insured's issue age was 66 or older;

                3.  multiply the result by the appropriate number on this table:

Policy Year:          1-3   4     5     6     7    8     9     10   11    12    13    14  15 or more
-----------------    ----  ----  ----  ---- ----  ----  ----  ---- ----  ----  ----  ---- -----------
Issue ages 0-65      1.00  1.00  1.00  0.90 0.80  0.70  0.60  0.50 0.40  0.30  0.20  0.10    0.00
Issue ages 66 and
older                1.00  0.90  0.80  0.70 0.60  0.50  0.40  0.30 0.20  0.15  0.10  0.05    0.00

        The Administrative Component is calculated by:

                1. the appropriate surrender charge factor from the tables in Appendix B for the insured's age on the issue date and the number of full Policy years since the issue date (regardless of whether the Policy has lapsed and been reinstated) (the tables vary by sex and premium class); MULTIPLIED BY

                2. the number of thousands of principal sum on the issue date, MINUS any reductions in principal sum for which a surrender charge has already been imposed.

        DECREASE IN PRINCIPAL SUM. If you decrease the principal sum that was in effect on the issue date, we will assess the administrative component of the surrender charge. To determine the surrender charge for a decrease in principal sum: multiply the appropriate surrender charge factor from the tables in Appendix B by the number of thousands of principal sum at the time of issue that are now being decreased. Only a reduction in the original principal sum amount (as of the issue date) incurs a surrender charge.

        AN EXAMPLE OF CALCULATING THE SURRENDER CHARGE FOLLOWS:

        This example is for a Policy issued to a male non-nicotine that is in its seventh Policy year. The principal sum is $200,000 and the issue age is 35. A premium of $1,000 has been paid at the beginning of each year and the total cumulative premium payments are $7,000.

        The total surrender charge is the sum of a Deferred Sales Charge Component and an Administrative Component.

        The Deferred Sales Charge Component is calculated by multiplying the cumulative premium by 0.075, then multiplying the result by the appropriate number from the table. For this example the appropriate number is 0.80. The result is ($7,000)(0.075)(0.80) = $420.

        The Administrative Component is calculated by multiplying the number of thousands of principal sum by the appropriate factor from the surrender charge table. In this example the factor is 4.94. The result is ($200)(4.94) = $988.

        The total surrender charge is the sum of the Deferred Sales Charge Component and the Administrative Component. The total surrender charge is therefore $420 + $988 = $1,408.

        PARTIAL WITHDRAWAL PROCESSING FEE. We deduct a processing fee equal to the lesser of $25 or 2% of the amount withdrawn.

                                 TRANSFER CHARGE

        - We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.

        - We charge $25 for each additional transfer. We will not increase this charge.

        - For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of subaccounts (or fixed account) affected by the transfer.

        - We deduct the transfer charge from the amount being transferred, or from the remaining Contract Value, according to your instructions.

        - Transfers we effect on the reallocation date, and transfers due to loans, automatic asset rebalancing, and dollar cost averaging, do NOT count as transfers for the purpose of assessing this charge.

                               PORTFOLIO EXPENSES

        The value of the net assets of each subaccount is reduced by the investment management fees, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. You pay these fees and expenses indirectly. See the Portfolio Expense Table in this prospectus, and the portfolios' prospectuses for further information on these fees and expenses.

        We (and our affiliates) receive compensation from certain investment advisers and/or administrators (and/or an affiliate thereof) of the portfolios in connection with administrative or other services we provide and cost savings experienced by the investment advisers, administrators or distributors. Such compensation may range from 0.10% to 0.25% and is based on a percentage of assets of the particular portfolios attributable to the Policy, and in some cases, other policies issued by Farmers (or its affiliates). We also receive the service fees and all or a portion of the 12b-1 fees deducted from portfolio assets as reimbursement for providing certain services permitted under the fund's 12b-1 plan. Some advisers, administrators or portfolios may pay us more than others.

                                  OTHER CHARGES

        - We charge $5 for each additional annual report you request.

        - We charge $1.50 per $1,000 for each increase in principal sum (this charge cannot exceed $300 per increase).


        - Any riders attached to the Policy will have their own charges.


          DISCOUNTS OFFERED IN CONNECTION WITH THE SALE OF THE POLICIES

        From time to time discounts on auto and property insurance issued by our affiliates may be offered to purchasers of Farmers' life insurance products, including purchasers of this Policy.


DEATH BENEFIT
================================================================================

                             DEATH BENEFIT PROCEEDS

As long as the Policy is in force, we will pay the death benefit proceeds once we receive satisfactory proof of the insured's death at our Home Office. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary or a contingent beneficiary. If the beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds into an interest paying checking account or under a payment option. See "Payment Options."

DEATH BENEFIT PROCEEDS EQUAL:

        - the death benefit (described below); MINUS

        - any past due monthly deductions; MINUS

        - any outstanding Policy loan on the date of death; MINUS

        - any interest you owe on the Policy loan(s); PLUS

        - any additional insurance provided by rider.


        If all or a part of the death benefit proceeds are paid in one lump sum and the proceeds are at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the beneficiary's name. We will provide the beneficiary with a checkbook to access these funds from the special account within seven days of our receipt of due proof of death and payment instructions at the Service Center. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our general account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.


        We may further adjust the amount of the death benefit proceeds under certain circumstances. See "Our Right to Contest the Policy," "Misstatement of Age or Sex," and "Suicide Exclusion."

                              DEATH BENEFIT OPTIONS

        In your application, you tell us how much life insurance coverage you want on the life of the insured. We call this the "principal sum" of insurance. You also choose whether the death benefit we will pay is Option A (variable death benefit through attained age 99), or Option B (level death benefit through attained age 99). For attained ages after age 99, the death benefit equals the Contract Value. You may change the death benefit option after the first Policy year.

THE VARIABLE DEATH BENEFIT UNDER OPTION A IS THE GREATER OF:

        - the principal sum PLUS the Contract Value (determined as of the end of the Valuation Period during which the insured dies); OR

        - the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

        Under Option A, the death benefit varies with the Contract Value.

THE LEVEL DEATH BENEFIT UNDER OPTION B IS THE GREATER OF:

        - the principal sum on the date of death; OR

        - the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

        Under Option B, your death benefit generally equals the principal amount and will remain level, unless the death benefit is determined as required by the Tax Code (Contract Value times the applicable death benefit percentage).

        Under Option A, your death benefit will tend to be higher than under Option B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.

        In order for the Policy to qualify as life insurance, Federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the insured person's attained age. For example, the death benefit percentage is 250% for an insured at age 40 or under, and it declines for older insureds. The following table indicates the applicable death benefit percentages for different attained ages:

                    ATTAINED AGE               DEATH BENEFIT PERCENTAGE
                    40 and under                         250%
                      41 to 45          250% minus 7% for each age over age 40
                      46 to 50          209% minus 6% for each age over age 46
                      51 to 55          178% minus 7% for each age over age 51
                      56 to 60          146% minus 4% for each age over age 56
                      61 to 65          128% minus 2% for each age over age 61
                      66 to 70          119% minus 1% for each age over age 66
                      71 to 74          113% minus 2% for each age over age 71
                      75 to 90                           105%
                      91 to 94          104% minus 1% for each age over age 91

                    ATTAINED AGE               DEATH BENEFIT PERCENTAGE
                    95 and above                         100%

        If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.

        OPTION A EXAMPLE. Assume that the insured's attained age is under 40, that there have been no decreases in the principal sum, and that there are no outstanding loans. Under Option A, a Policy with a principal sum of $50,000 will pay a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250% of $10,000)).


        However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,334 X 250% = $83,335) will be greater than the principal sum plus Contract Value ($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50.


        Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.

        OPTION B EXAMPLE. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in principal sum, and that there are no outstanding loans. Under Option B, a Policy with a $50,000 principal sum will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $20,000, the death benefit will be determined as required by the Tax Code (Contract Value X 250%) and will exceed the principal sum of $50,000. Each additional dollar added to the Contract Value above $20,000 will increase the death benefit by $2.50.

        Similarly, so long as the Contract Value exceeds $20,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.

                         CHANGING DEATH BENEFIT OPTIONS

        - After the first Policy year, you may change death benefit options or change the principal sum (but not both, unless done simultaneously) once each Policy year.

        - You must make your request in writing.

        - We may require evidence of insurability.

        - The effective date of the change will be the monthly due date on or following the date when we approve your request for a change.

        - We will send you a Policy endorsement with the change to attach to your Policy.

        - Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

        FROM OPTION A (VARIABLE DEATH BENEFIT) TO OPTION B (LEVEL DEATH BENEFIT)

                - We do not require evidence of insurability.

                - The principal sum will change. The new Option B principal sum will equal the Option A principal sum plus the Contract Value on the effective date of the change.

                - The minimum premium will increase.

                - The change in option affects the determination of the death benefit since Contract Value is no longer added to the principal sum. The death benefit will equal the new principal sum (or, if higher, the Contract Value times the applicable death benefit percentage).

        FROM OPTION B (LEVEL DEATH BENEFIT) TO OPTION A (VARIABLE DEATH BENEFIT)

                -   You must provide satisfactory evidence of insurability.

                - The principal sum will change. The new Option A principal sum will equal the Option B principal sum less the Contract Value immediately before the change, but the new principal sum will not be less than the minimum principal sum shown on your Policy's specifications page. WE WILL NOT IMPOSE ANY SURRENDER CHARGE SOLELY AS A RESULT OF THIS CHANGE IN PRINCIPAL SUM.

                -   The minimum premium will decrease.

                - The change in death benefit option affects the determination of the death benefit since Contract Value will be added to the new principal sum, and the death benefit will then vary with the Contract Value.

        A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See " Charges and Deductions -- Monthly Deduction -- Cost of Insurance.") If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the insured's age.

        After any change in death benefit option, the total surrender charge for the Policy will continue to be based on the principal sum on the issue date on which surrender charges have not already been imposed.

                   EFFECTS OF WITHDRAWALS ON THE DEATH BENEFIT

        If you have selected the variable death benefit (Option A), a withdrawal will not affect the principal sum. But if you have selected the level death benefit (Option B), a withdrawal (partial surrender) will reduce the principal sum by the amount of the withdrawal (not including surrender charges or the processing fee). The reduction in principal sum will be subject to the terms of the Changing the Principal Sum section below.

                           CHANGING THE PRINCIPAL SUM

        When you apply for the Policy, you tell us how much life insurance coverage you want on the life of the insured. We call this the principal sum. After the first Policy year, you may change the principal sum subject to the conditions described below. YOU MAY EITHER CHANGE THE PRINCIPAL SUM OR CHANGE THE DEATH BENEFIT OPTION (BUT NOT BOTH, UNLESS DONE SIMULTANEOUSLY) NO MORE THAN ONCE PER POLICY YEAR. We will send you a Policy endorsement with the change to attach to your Policy.

        Increasing the principal sum could increase the death benefit. Decreasing the principal sum could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the principal sum prior to the change. Changing the principal sum could affect the subsequent level of death benefit and Policy values. An increase in the principal sum may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the principal sum may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.

        We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. However, changing the principal sum may have other tax consequences. You should consult a tax adviser before changing the principal sum.

        INCREASES

                - You may increase the principal sum by submitting a written request and providing evidence of insurability satisfactory to us. The increase will be effective on the monthly due date following our approval of your request.

                - You can only increase the principal sum before the insured's attained age 80.

                - The minimum increase is $10,000.


                - We deduct a processing fee from the Contract Value equal to
                  $1.50 per $1,000 of increase. The fee cannot exceed $300 per increase. The processing fee will be deducted from the subaccounts and the fixed account on a pro-rata basis, unless you give us different instructions.


                - If the amount of the Contract Value is insufficient to cover the processing fee, you must add sufficient additional premiums before the increase in principal sum will become effective.

                - Increasing the principal sum will increase your Policy's minimum premium.

        DECREASES

        - You may decrease the principal sum, but not below the minimum principal sum amount shown on your Policy's specifications page.

        - You must submit a written request to decrease the principal sum. Evidence of insurability is not required.

        - Any decrease will be effective on the monthly due date following our approval of your request.

        - Any decrease will first be used to:

                1.  reduce the most recent increase; then

                2.  the next most recent increases in succession; and then

                3. the principal sum on the issue date (subject to a surrender charge).

        - If you decrease the principal sum that was in effect on the issue date, we will assess the Administrative Component of the surrender charge. To determine the surrender charge for a decrease in principal sum, multiply the appropriate surrender charge factor from the tables in Appendix B by the number of thousands of principal sum at the time of issue that are now being decreased. Only a reduction in the original principal sum amount (as of the issue date) incurs a surrender charge. Surrender charges will be deducted from the subaccounts and the fixed account on a pro-rata basis, unless you give us different instructions.

        - A decrease in principal sum may require that a portion of a Policy's Surrender Value be distributed as a partial surrender in order to maintain federal tax compliance. Decreasing the principal sum may also cause your Policy to become a Modified Endowment Policy under federal tax law and receive less favorable tax treatment than other life insurance policies. See "Tax Treatment of Policy Benefits, Modified Endowment Policies."

        - Decreasing the principal sum will reduce your Policy's minimum premium.

                                 PAYMENT OPTIONS

        There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.

SETTLEMENT OPTIONS. If you surrender the Policy, or if the Policy matures, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of five fixed settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. The proceeds under any settlement option must be at least $2,500, and each payment must be at least $25, or we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

        Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date, the maturity date or the insured's date of death.

        Under any settlement option, the dollar amount of each payment will depend on three things:

                - the amount of the surrender or death benefit proceeds on the surrender date, maturity date or insured's date of death;

                - the interest rate we credit on those amounts (we guarantee a minimum interest rate); and

                - the specific option(s) you choose. The amount you would
                  receive may depend on your adjusted age and sex.

OPTION 1 -- INTEREST ACCUMULATION:

                        - Your proceeds will earn interest at a rate of 2.5% per year compounded annually.

                        - We may not keep the funds under this option for longer than five years, unless the beneficiary is a minor, in which case we may hold the funds until the beneficiary attains the age of majority.

OPTION 2 -- INTEREST INCOME:

                        - You will receive income of at least $25 annually, $12.42 semi-annually, $6.19 quarterly, or $2.05 monthly for each $1,000 of proceeds.

                        - Unless you direct otherwise, the payee may withdraw the proceeds at any time.

                        - After the first year, we may defer such withdrawal for up to six months.

OPTION 3 -- INCOME - PERIOD CERTAIN:

                        -   We will pay installments for a specified period.

                        - The amount of each installment will not be less than the amounts shown in the table in your Policy.

                        - If the payee dies before the end of the specified period, we will pay the installments to the contingent payee for the remainder of the specified period.

OPTION 4 -- INCOME - AMOUNT CERTAIN:

                        - We will pay installments of a specified amount until the proceeds - together with interest are paid in full.

                        - We will credit interest at a rate of 2.5% compounded annually.

OPTION 5 -- INCOME - LIFE:

                        -   We will pay installments for the payee's lifetime.

                        - We will make payments for at least a specified guaranteed period.

                        - If the payee dies before the end of the guaranteed period, we will continue to pay proceeds to a contingent payee for the remainder of the guaranteed period.

                        - The amount of each installment will depend on the adjusted age and sex of the payee at the time the first payment is due.

                        - We determine the adjusted age by calculating the age at the payee's nearest birthday on the date of the first payment and subtracting a number that depends on the year in which the first payment begins:

                             First Payment Date       Adjusted Age is Age Minus
                                 Before 2001                   0 Years
                                2001 to 2010                   1 Year
                                2011 to 2020                   2 Years
                                2021 to 2030                   3 Years
                                2031 to 2040                   4 Years
                                 After 2040                    5 Years

SURRENDERS AND WITHDRAWALS
================================================================================

                                   SURRENDERS

        - You may make a written request to surrender your Policy for its Surrender Value as calculated at the end of the Valuation Day when we receive your request. You should send your written request to the Service Center. A surrender may have tax consequences.

        - The insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request.

        - You will incur a surrender charge if you surrender the Policy during the first 14 Policy years. See "Charges and Deductions."

        - Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

        - We will pay you the Surrender Value in a lump sum within seven calendar days unless you request other arrangements.

        - Surrendering the Policy may have tax consequences. See "Federal Tax Consequences."

                               PARTIAL WITHDRAWALS

        After the first Policy Year, you may request a withdrawal of a portion of your Contract Value subject to certain conditions. Partial withdrawals may have tax consequences. See "Federal Tax Consequences."

WITHDRAWAL CONDITIONS:

        - You must make your partial withdrawal request to us in writing.

        - You should send your written request to the Service Center.

        - You may make only one partial withdrawal each calendar quarter.

        - You must request at least $500.

        - You cannot withdraw more than 75% of the Surrender Value without surrendering the Policy.

        - You can specify the subaccount(s) and fixed account from which to make the withdrawal, otherwise we will deduct the amount from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the fixed account).

        - We will process the withdrawal at the unit values next determined after we receive your request.

        - We generally will pay a withdrawal request within seven calendar days after the Valuation Day when we receive the request.

        Whenever you take a withdrawal, we deduct a processing fee (on a pro rata basis) from the Contract Value equal to the lesser of $25 or 2% of the amount withdrawn.

        In addition, if you make a partial withdrawal during the first 14 years from the issue date and you have elected the level death benefit (Option B), we will deduct a surrender charge from your Contract Value. The surrender charge on a withdrawal is equal to the appropriate surrender charge factor from the table in Appendix B, multiplied by the number of thousands in principal sum on the issue date, minus any reductions in principal sum for which we have already imposed a surrender charge. We will cancel units equal to the amount of the withdrawal, processing fee, and any surrender charge from the subaccounts and the fixed account according to your instructions, or on a pro-rata basis if you provide no instructions.

        If the level death benefit (Option B) is in effect at the time of a withdrawal, we will reduce the principal sum by the amount of the withdrawal (but not by any surrender charges or the processing fee). See "Changing the Principal Sum -- Decreases." We will not allow any withdrawal to reduce the principal sum below the minimum principal sum set forth in the Policy.

TRANSFERS
================================================================================

        You may make transfers from the subaccounts or from the fixed account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. WE MAY MODIFY OR REVOKE THE TRANSFER PRIVILEGE AT ANY TIME. The following features apply to transfers under the Policy:

        - You may make an unlimited number of transfers in a Policy year from the subaccounts.

        - You may only make one transfer a Policy year from the fixed account (unless you choose dollar cost averaging).

        - You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.

        - For SUBACCOUNT TRANSFERS, you must transfer the lesser of $250, or the total value in the subaccount.

        - For FIXED ACCOUNT TRANSFERS, you may not transfer more than 25% of the unloaned value in the fixed account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

        - We deduct a $25 charge from the amount transferred or from the remaining Contract Value (your choice) for the 13th and each additional transfer in a Policy year. Any unused free transfers do not carry over to the next Policy year. Transfers we effect on the reallocation date and transfers resulting from loans are NOT treated as transfers for the purpose of the transfer charge.

        - We consider each written or telephone request to be a single transfer, regardless of the number of subaccounts (or fixed account) involved.

        - We process transfers based on unit values determined at the end of the Valuation Day when we receive your transfer request.


                             ASSET ALLOCATION MODELS

        Asset allocation allows you to invest in different asset classes -- such as stock funds, international funds, bond funds, and money market funds -- depending on your risk tolerance, investment goals and time horizon. Keep in mind that use of an asset allocation model does not guarantee investment results.

        An asset allocation model program is available in connection with the Policies at no charge. Currently, you can select one of five asset allocation models, ranging from conservative to aggressive. Each model invests different percentages of your contract value in some or all of the subaccounts. Although you may only use one model at a time, you may elect to change your model selection as your tolerance for risk, and/or your needs and objectives change. The models do not include allocations to the fixed account. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure.

        If you choose an asset allocation model, your premium payments will automatically be allocated among the subaccounts to reflect the model you choose. If you select Automatic Asset Rebalancing, then your assets held in the subaccounts will be rebalanced each quarter to the same percentages as the original model you selected (or a more recent model if you instruct us). Where and when available, you may participate in the active model program, referred to as the Automatic Model Update program. By selecting this program, you are authorizing the automatic quarterly reallocation of your money in the subaccounts to reflect the current composition of the model, without further instruction from you. The models are updated quarterly. If you select the Automatic Model Update program, you may not select Automatic Asset Rebalancing.

        You can stop and start your participation in asset allocation models at any time, and you can change your model or provide different instructions to us at any time by submitting a request to the Service Center. Asset allocation is not available after the annuity start date. Your asset allocation instructions are effective on the business day we receive them at the Service Center.

        We may suspend or modify the asset allocation program at any time.


                       AUTOMATIC ASSET REBALANCING PROGRAM


        If you select the Automatic Asset Rebalancing program ("AAR"), you can instruct us to automatically rebalance your money in the subaccounts each quarter to reflect your most recent instructions for allocating premiums. Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the subaccounts on the first day of each calendar quarter to bring your Contract back in line with the percentages you most recently provided to us.

        For instance, assume you instructed us to put your initial premium into 5 subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 subaccounts to change so that the 5 subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value. On the first day of the calendar quarter, we will transfer your money among the subaccounts so that 20% of your Contract Value is again in each of the 5 subaccounts.

        If you select an asset allocation model on your application and select the Automatic Model Update program, then AAR is not available to you.

        If you select an asset allocation model on your application and do not select the Automatic Model Update program, and you select AAR, then on the first day of each calendar quarter, we will automatically transfer money among the subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the subaccounts to the original model that was in place on the issue date (or to the model in place on the date you most recently told us to update the model).

        Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the fixed account in the rebalancing.

        You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. AAR is not available after the annuity start date. Your AAR instructions are effective on the business day we receive them at the Service Center.

        We may suspend or modify AAR at any time.


                              THIRD PARTY TRANSFERS

        If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. We take no responsibility for any third party asset allocation program. PLEASE NOTE that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

                            EXCESSIVE TRADING LIMITS

        We reserve the right to limit transfers in any Policy year, or to refuse any transfer request for an owner if:

        - we believe, in our sole discretion, that excessive trading by the owner, or a specific transfer request, or a group of transfer requests, may have a detrimental effect on the accumulation unit values of any subaccount or the share prices of any portfolio or would be detrimental to other owners; or

        - we are informed by one or more portfolios that they intend to restrict the purchase of portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the price of portfolio shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other owners.

                          DOLLAR COST AVERAGING PROGRAM

        Under the dollar cost averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the fixed account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more accumulation units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

        You may cancel your participation in the program at any time.

        You may enroll in the dollar cost averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. We must receive the form at least 5 valuation days before the transfer date, for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total Contract Value in the fixed account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the fixed account must be at least $100. Transfers under the dollar cost averaging program will not occur unless the balance in the fixed account is at least as large as the amount designated to be transferred.

        We may modify or revoke the dollar cost averaging program at any time.

                               TELEPHONE TRANSFERS

        Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time.

        Please note the following regarding telephone transfers:

                - We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

                - We will employ reasonable procedures to confirm that telephone instructions are genuine.

                - Such procedures may include requiring forms of personal
                  identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

                - If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.


        We will process any telephone transfer order that is completely received at the Service Center before the New York Stock Exchange ("NYSE") closes (usually 4:00 p.m. Eastern time, 1:00 p.m. Pacific time). We cannot guarantee that telephone transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.


        The corresponding portfolio of any subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time, 1:00 p.m. Pacific time), which coincides with the end of each Valuation Period. Therefore, we will process any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

        We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Policies, for any reason.

LOANS
================================================================================

        While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See "Federal Tax Consequences."

LOAN CONDITIONS:

        - You may take a loan against the Policy for amounts up to the Surrender Value minus loan interest you would have to pay by the next Policy anniversary date.

        - To secure the loan, we transfer an amount equal to the loan from the variable account and fixed account to the loan account, which is a part of our general account. If your loan application does not specify any allocation instructions, we will transfer the loan from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the fixed account).

        - Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year, compounded annually. We may credit the loan account with an interest rate different from the fixed account.

        - We normally pay the amount of the loan within seven calendar days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See "When We Make Payments."

        - We charge you interest on your loan. During the first fourteen policy years, the current loan interest rate is 4.5%, with a maximum loan interest rate of 8% per year, compounded annually, on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. We may change the interest rate, but we will notify you of any increase in loan interest at least 30 days before the new rate becomes effective. Interest is due and payable at the end of each Policy year, or, if earlier, on the date of any loan increase or repayment. Unpaid interest becomes part of the outstanding loan and accrues interest accordingly.

        - You may repay all or part of your outstanding loans at any time by sending the repayment to the Service Center. LOAN REPAYMENTS MUST BE AT LEAST $25, AND MUST BE CLEARLY MARKED AS "LOAN REPAYMENTS" OR THEY WILL BE CREDITED AS PREMIUMS.

        - Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or variable account according to your current premium allocation instructions.

        - We deduct any unpaid loan amount, including any interest you owe, from the Surrender Value and death benefit proceeds payable on the insured's death.

        - If any unpaid loan amount, including any interest you owe, equals or exceeds the Contract Value, causing the Surrender Value to become zero, then your Policy will enter a 61-day grace period. See "Policy Lapse."

                             EFFECTS OF POLICY LOANS

        A Policy loan affects the Policy, because we reduce the death benefit proceeds and Surrender Value under the Policy by any outstanding loan amount, including any interest you owe. Repaying the loan causes the death benefit proceeds and Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the loan account. This amount is not affected by the variable account's investment performance and may not be credited with the same interest rates currently accruing on the fixed account. Amounts transferred from the variable account to the loan account will affect the value in the variable account because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the variable account.

        There are risks involved in taking a Policy loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. See "Federal Income Tax Considerations." In addition, the tax consequences of a Policy loan after the fourteenth Policy year are uncertain. You should consult a tax adviser before taking out a Policy loan.

        We will notify you (and any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the Surrender Value. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

POLICY LAPSE
================================================================================

                                      LAPSE

        The following circumstances will cause your Policy to enter a 61-day grace period during which you must make a large enough payment to keep your Policy in force:

                - If your Policy's Surrender Value becomes zero, and total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are less than the cumulative minimum premiums required under the Policy; or

                - If you have paid large enough premiums so that total premiums you have paid, less withdrawals (not including surrender charges and processing fees), are greater than the cumulative minimum premiums, but the Contract Value (minus outstanding loan amount and interest you owe) is too low to pay the entire monthly deduction when due.

        Whenever your Policy enters the grace period, you must make a sufficient payment before the grace period ends. If you do not make a sufficient payment by the end of the grace period, then your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. The payment must be large enough to cause either one of the following conditions:

                1. the Surrender Value must exceed zero, after deducting all due and unpaid monthly deductions; OR

                2. total premiums paid less withdrawals (not including surrender charges and processing fees) must exceed cumulative minimum premiums, AND the Contract Value less any outstanding loan amount (including any interest you owe) must exceed zero, after deducting all due and unpaid monthly deductions.

        If your Policy meets the circumstances where it would enter into a grace period, we will mail a notice to your last known address and any assignee of record. We will mail the notice at least 61 days before the end of the grace period. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.

                                  REINSTATEMENT

        We will reinstate a lapsed Policy within three years after the Policy enters a grace period that ends with a lapse (and prior to the maturity date). To reinstate the Policy you must:

                - provide evidence of insurability satisfactory to us;

                - make a payment of the unpaid monthly deductions due during the last expired grace period;

                - make a payment of a minimum premium sufficient to keep the
                  Policy in force for three months; and

                - repay the entire Policy loan amount (including any interest you owed) that existed at the date of termination of coverage.

We will not reinstate any indebtedness. Your Contract Value on the reinstatement date will equal the premiums you pay at reinstatement, less the Policy loan repayment, times the percent of premium factor, minus all unpaid monthly deductions due during the last expired grace period, minus an additional monthly deduction due at the time of reinstatement. The surrender charges will still apply and will be calculated as of the original issue date of the Policy. The reinstatement date for your Policy will be the monthly due date on or following the date we approve your application for reinstatement. In most states, we will apply the suicide and incontestability provisions from the reinstatement date. We may decline a request for reinstatement. We will not reinstate a Policy that has been surrendered for the Surrender Value.

FEDERAL TAX CONSIDERATIONS
================================================================================

        The following summary provides a general description of the Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisers for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

                            TAX STATUS OF THE POLICY

        A Policy must satisfy certain requirements set forth in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy should satisfy the applicable Tax Code requirements. Because of the absence of pertinent interpretations of the Tax Code requirements, there is, however, some uncertainty about the application of such requirements to the Policy, particularly if the Policy is issued on a special premium class basis. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

        In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the your flexibility to allocate premiums and Contract Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over variable account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the variable account assets supporting the Policy.

        In addition, the Tax Code requires that the investments of the variable account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the variable account, through the portfolios, will satisfy these diversification requirements.

        The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

                        TAX TREATMENT OF POLICY BENEFITS

        IN GENERAL. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. You should consult a tax adviser on these consequences.

        Generally, you will not be deemed to be in constructive receipt of the Contract Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

        MODIFIED ENDOWMENT CONTRACTS. Under the Tax Code, certain life insurance policies are classified as "Modified Endowment Contracts" ("MECs") and receive less favorable tax treatment than other life insurance contracts. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued (including a reduction in benefits at any time after issuance) could also cause it to be classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax adviser to determine the circumstances, if any, under which your Policy would not be classified as a MEC.

        Upon issue of your Policy, we will notify you if your Policy is classified as a MEC based on the initial premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.

        Distributions (other than Death Benefits) from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

                - All distributions other than death benefits from a MEC,
                  including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy owner's investment in the Policy only after all gain has been distributed.

                - Loans taken from or secured by (e.g., by assignment) such a
                  Policy are treated as distributions and taxed accordingly.

                - A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, the beneficiary.

                - If a Policy becomes a MEC, distributions that occur during the
                  Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

        DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than Death Benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

        Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans after the fourteenth Policy year is less clear; you should consult a tax adviser about such loans.

        Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

        INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

        POLICY LOANS. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

        MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.


        WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


        OTHER POLICY OWNER TAX MATTERS. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in-force beyond the insured's 100th year.

        BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.

        In recent years, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued guidance relating to split dollar insurance arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


        OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is a member of a generation that is two or more generations below the generation of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


        ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the policyowner is subject to that tax.

        POSSIBLE TAX LAW CHANGES. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

        POSSIBLE CHARGES FOR OUR TAXES. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

OTHER POLICY INFORMATION
================================================================================

                         OUR RIGHT TO CONTEST THE POLICY

        In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

        In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the issue date, or if reinstated, for two years from the date of reinstatement. We will not contest any increase in principal sum after the increase has been in force for two years during the insured's lifetime. This provision also applies to any riders.

                                SUICIDE EXCLUSION

        If the insured commits suicide, while sane or insane, within two years of the issue date, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, LESS any loans (including any interest you owe), and LESS any withdrawals (not including surrender charges and processing fees) previously paid. A new two-year period will apply from the effective date of any reinstatement and to each increase in principal sum starting on the effective date of each increase. During this two-year period, the death benefit proceeds paid that are associated with an increase in principal sum will be limited to the monthly cost of insurance charges for the increase.

                           MISSTATEMENT OF AGE OR SEX

If the insured's age or sex was stated incorrectly in the application or any supplemental application, we will adjust the death benefit to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance. If the insured's age has been overstated or understated, we will calculate future monthly deductions using the cost of insurance based on the insured's correct age and sex.

                              MODIFYING THE POLICY

        Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

        Upon notice to you, we may modify the Policy to:

                - conform the Policy, our operations, or the variable account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

                - assure continued qualification of the Policy as a life
                  insurance contract under the Federal tax laws; or

                - reflect a change in the variable account's operations.

        If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

                                STATE VARIATIONS

        Any state variations in the Policy are covered in a special policy form for use in that state. This Prospectus provides a general description of the Policy. Your actual Policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Service Center.

                           WHEN WE WILL MAKE PAYMENTS

        We usually pay the amounts of any surrender, withdrawal, death benefit proceeds, loans, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death. However, we can postpone such payments if:

                - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

                - the SEC permits, by an order, the postponement for the
                  protection of owners; OR

                - the SEC determines that an emergency exists that would make the disposal of securities held in the variable account or the determination of their value not reasonably practicable.

        If you have submitted a recent check or draft, we have the right to defer payment of surrenders, withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored.


        If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy owner's account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders, loans, or death benefits. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.


        We have the right to defer payment of any surrender, withdrawal, death benefit proceeds, loans or settlement options from the fixed account for up to six months from the date we receive your written request.

                                REPORTS TO OWNERS

        At least once each year, or more often as required by law, we will mail to owners at their last known address a report showing at least the following information as of the end of the report period:

          the current principal sum         any loans since the last report
          the current death benefit         premiums paid since the last report
          the Contract Value                all deductions since the last report
          the Surrender Value               the amount of any outstanding loans

        You may request additional copies of reports for a $5 fee. We will maintain all records relating to the variable account and the fixed account.


        Contract owners will also receive confirmations within 7 calendar days of each unscheduled financial transaction, such as premium payments, transfers, partial withdrawals, loans and surrenders. Scheduled financial transactions may be confirmed using quarterly statements.


                               POLICY TERMINATION


        Your Policy will terminate on the earliest of:

            -  the maturity date (insured's     - the end of the grace period
               attained age 110)                  without a sufficient payment

            -  the date the insured dies        - the date you surrender the
                                                  Policy

                         SUPPLEMENTAL BENEFITS (RIDERS)

        The following supplemental benefits (riders) are available and may be added to a Policy. The cost of these benefits is added to the monthly deduction. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the variable account.

                - waiver of monthly deductions due to the insured's total
                  disability

                - term insurance on the insured's dependent children

                - payment of an accidental death benefit if the insured's death was caused by accidental bodily injury

                - term insurance on additional insureds

                - automatic increases in principal sum

                - accelerated payment of a portion of the death benefit in the event the insured develops a terminal illness

                - payment of a monthly disability benefit to the fixed account if the insured is totally disabled. This rider is designed to provide a monthly benefit that defrays a portion of the monthly deductions during periods when the policyowner is disabled and cannot pay any premiums. Surrender charges would be assessed and normal withdrawal limits would apply if you withdrew the monthly disability benefit. See "Surrender Charge."

        The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request.


        You should consult a tax advisor to learn about the tax consequences associated with each rider.


        Each rider may not be available in all states, and a rider may vary by state.


PERFORMANCE DATA
================================================================================

        HYPOTHETICAL ILLUSTRATIONS BASED ON ADJUSTED HISTORIC PORTFOLIO PERFORMANCE

        In order to demonstrate how the actual investment experience of the portfolios could have affected the death benefit, Contract Value and Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment experience of each portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED.

        The values we may illustrate for death benefit, Contract Value and Surrender Value would take into account all charges and deductions from the Policy, the variable account and the portfolios. We would not deduct premium taxes or charges for any riders.

ADDITIONAL INFORMATION
================================================================================

                              SALE OF THE POLICIES

        We have entered into a distribution agreement with Farmers Financial Solutions, LLC ("FFS") for the distribution and sale of the Policies. Pursuant to this agreement, FFS serves as principal underwriter for the Policies. FFS, a Nevada limited liability company organized in 2000, is affiliated with Farmers through Farmers' parent which provides management-related services to the parent companies of FFS. FFS is located at 2423 Galena Avenue, Simi Valley, California 93065. FFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

        FFS offers the Policies through its registered representatives who are registered with the NASD and with the states in which they do business. More information about FFS and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives with FFS are also licensed as insurance agents in the states in which they do business and are appointed with Farmers.

        We pay sales commissions to FFS for the sale of the Policies by its registered persons. Sales commissions may vary, but are expected not to exceed 70% of premiums up to a target premium set by Farmers and 5.0% of premium in excess of the target premium in the first year. The commission is not expected to exceed 7.0% of premium up to the target premium and 5.0% of excess premium in renewal years two through ten. After year 10, the commission is expected not to exceed 0.185% of the Policy's Contract Value each year.

        FFS may enter into selling agreements with other broker-dealers registered under the 1934 Act to sell the Policies. Under these agreements, the commissions paid to broker-dealers will not exceed those described above.


        Because registered persons of FFS who sell the Policies are also agents of Farmers, they are eligible for various cash benefits, such as production incentive bonuses, insurance benefits, and expense allowances, and non-cash compensation programs that Farmers offers to its agents, such as conferences, trips, prizes, and awards. FFS and its managers may also sponsor incentive programs for registered persons. Registered persons of FFS receive bonuses based upon the number of policies sold and maintained over certain periods. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

        The total amount FNWL paid to FFS in connection with sales of the Policies under our Distribution Agreement with FFS was $4,782,121 in 2001; the total bonus paid in 2001 was an additional $1,803,170.


        We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy owners or the Variable Account.

        We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering at any time.

        The following is a list of the current directors and executive officers of FFS and their business addresses:

NAME AND PRINCIPAL BUSINESS ADDRESS            POSITIONS AND OFFICES WITH THE UNDERWRITER
-----------------------------------            ------------------------------------------
     Brian S. Cohen                              President and Director(1)
     C. Paul Patsis                              Chairman of the Board, Vice President and
                                                 Director(2)
     James E. Hansen                             Director(3)
     John H. Lynch                               Director(4)
     Gerald A. McElroy                           Director(5)
     Bardea C. Huppert                           Vice President and Chief Operating Officer(1)
     Steven K. Klein                             Vice President and Chief Compliance Officer(1)
     Mark Peterson                               Vice President and Chief Marketing Officer(1)
     Doren E. Hohl                               Secretary(4)
     Jon S. Arina                                Treasurer(1)

(1) The principal business address is 2423 Galena Avenue, Simi Valley, California 93065.

(2) The principal business address is 3003 -- 77th Avenue, S.E. Mercer Island, Washington 98040.

(3) The principal business address is 2840 Echo Hill Way, Orange, California 92867.

(4) The principal business address is 4680 Wilshire Boulevard, Los Angeles, California 90010.

(5) The principal business address is 79-050 Via Corta, LaQuinta, California 92253.


                                  LEGAL MATTERS

        Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. All matters of Washington law pertaining to the Policy have been passed upon by M. Douglas Close, Vice President and General Counsel, Farmers New World Life Insurance Company.

                                LEGAL PROCEEDINGS


        Like other life insurance companies, we are involved in lawsuits. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. While it is not possible to predict the outcome of such matters with absolute certainty, we believe that the ultimate disposition of these proceedings should not have a material adverse effect on the financial position of Farmers New World Life. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. There are no pending or threatened lawsuits that will materially impact the variable account or its principal underwriter, FFS.


                                     EXPERTS


        The financial statements included in the Prospectus as of December 31, 2001 and for the periods then ended, have been audited by PricewaterhouseCoopers LLP, independent accountants, 999 Third Avenue, Suite 1800, Seattle, Washington 98104, as stated in their reports appearing in the Prospectus in the registration statement, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

        The financial statements for the year ended December 31, 2000 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, 700 Fifth Avenue, Suite 4500, Seattle, Washington 98104-5044, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

        Actuarial matters included in this prospectus have been examined by Joel
D. Kuni as stated in the opinion filed as an exhibit to this registration statement.



                              FINANCIAL STATEMENTS


        The audited balance sheets of Farmers New World Life Insurance Company as of December 31, 2001 and 2000, and the related statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2001, as well as the Independent Accountants' Reports, are contained herein. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policies.

        The audited financial statements for the Farmers Variable Life Separate Account A as of December 31, 2001, and for the periods ended December 31, 2001 and 2000, as well as the Independent Accountants' Reports, are also contained herein.


                    FARMERS' EXECUTIVE OFFICERS AND DIRECTORS

        Farmers is governed by a board of directors. The following table sets forth the name, address and principal occupation during the past five years of each of Farmers' executive officers and directors.

                               BOARD OF DIRECTORS


                                    POSITIONS WITH
       NAME AND ADDRESS                FARMERS            PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-------------------------------- --------------------- -----------------------------------------------
Kathryn M. Callahan              Board Director,       Vice President and Actuary, Farmers since
3003 - 77th Ave., S.E.           Vice President &      1987.
Mercer Island, WA                Actuary
-------------------------------- --------------------- -----------------------------------------------
David A. Demmon                  Board Director,       Assistant Vice President and Treasurer,
3003 - 77th Ave., S.E.           Assistant Vice        Farmers since 1992.
Mercer Island, WA                President &
                                 Treasurer
-------------------------------- --------------------- -----------------------------------------------
Michael W. Keller                Board Director &      Vice President, Principal Financial Group
3003 - 77th Ave., S.E.           Vice President        from 3/95 to 7/00; Vice President Life
Mercer Island, WA                                      Marketing, Farmers since 7/00.
-------------------------------- --------------------- -----------------------------------------------
C. Paul Patsis                   Board Director,       President, Farmers since 5/98; Chairman of
3003 - 77th Ave., S.E.           President, Chief      the Board, Vice President and Director, FFS
Mercer Island, WA                Executive Officer     since 9/00; President, Marketing One from
                                 and Chairman of the   1989 to 5/98.
                                 Board
-------------------------------- --------------------- -----------------------------------------------
James I. Randolph                Board Director,       Vice President Insurance Operations and
3003 - 77th Ave., S.E.           Vice President &      Assistant Secretary, Farmers since 9/91.
Mercer Island, WA                Assistant Secretary
-------------------------------- --------------------- -----------------------------------------------


        The following table gives the name, address and principal occupation during the past five years of the senior officers of Farmers (other than officers listed above as directors).


                                 SENIOR OFFICERS

                                    POSITIONS WITH
        NAME AND ADDRESS                FARMERS           PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------------------------- -------------------- -----------------------------------------------
Sharylee Barnes, M.D.             Medical Director     Assistant Medical Director of Swiss
3003 - 77th Ave., S.E.                                 Reinsurance and Private Practice.
Mercer Island, WA
--------------------------------- -------------------- -----------------------------------------------
M. Douglas Close                  Vice President &     Associate General Counsel, FGI since 1990.
4680 Wilshire Blvd.               General Counsel
Los Angeles, CA

                                    POSITIONS WITH
        NAME AND ADDRESS                FARMERS           PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------------------------- -------------------- -----------------------------------------------
Sharon D. Courlas, M.D.           Vice President &     Medical Director, FNWL since 1991; Medical
3003 - 77th Ave., S.E.            Medical Director     Director at Safeco from 1/99 to 5/99;
Mercer Island, WA                                      Consulting Contract Medical Director, PEMCO
                                                       since 1997.
--------------------------------- -------------------- -----------------------------------------------
Gerald A. Dulek                   Assistant Vice       Vice President Real Estate & Support
4680 Wilshire Blvd.               President            Services, FGI since 3/76.
Los Angeles, CA
--------------------------------- -------------------- -----------------------------------------------
Gerald E. Faulwell                Vice President &     Senior Vice President & Chief Financial
4680 Wilshire Blvd.               Assistant Treasurer  Officer, FGI since 1988.
Los Angeles, CA
--------------------------------- -------------------- -----------------------------------------------
Laszlo G. Heredy                  Vice President       Vice President, FGI since 12/80.
4680 Wilshire Blvd.
Los Angeles, CA
--------------------------------- -------------------- -----------------------------------------------
Doren E. Hohl                     Assistant Secretary  Secretary & Senior Corporate Counsel, FGI
4680 Wilshire Blvd.                                    since 3/92.
Los Angeles, CA
--------------------------------- -------------------- -----------------------------------------------
Paul F. Hott                      Assistant Vice       Assistant Vice President MIS, FNWL since
3003 - 77th Ave., S.E.            President            3/95; Computer Operations Manager from 4/93
Mercer Island, WA                                      to 3/95.
--------------------------------- -------------------- -----------------------------------------------
Kathleen D. Katovich              Assistant Secretary  Senior Corporate Counsel, FGI since 2/96;
4680 Wilshire Blvd.                                    Assistant General Counsel, California
Los Angeles, CA                                        Institute of Technology from 1992 to 1996.
--------------------------------- -------------------- -----------------------------------------------
Hubert L. Mountz                  Assistant Treasurer  Vice President, Taxes and Assistant
4680 Wilshire Blvd.                                    Treasurer, FGI since 3/90.
Los Angeles, CA
--------------------------------- -------------------- -----------------------------------------------
Link R. Murphy, M.D.              Assistant Medical    Assistant Medical Director, FNWL since 1983;
2500 Farmers Way                  Director             private practice from 1983 to 1999.
Columbus, OH
--------------------------------- -------------------- -----------------------------------------------
John R. Patton                    Assistant Vice       Assistant Vice President & Secretary, FNWL
3003 - 77th Ave., S.E.            President &          since 11/98; Life Claims Manager, FNWL from
Mercer Island, WA                 Secretary            3/85 to 11/98.
--------------------------------- -------------------- -----------------------------------------------
Christopher R. Pflug              Assistant Secretary  Corporate Counsel & Assistant Secretary, FGI
4680 Wilshire Blvd.                                    since 12/95.
Los Angeles, CA
--------------------------------- -------------------- -----------------------------------------------
Maryann M. Seltzer                Assistant Secretary  Senior Corporate Counsel, FGI since 1973.
4680 Wilshire Blvd.
Los Angeles, CA
--------------------------------- -------------------- -----------------------------------------------

        We hold the assets of the variable account physically segregated and apart from our general account and any other separate investment accounts. We maintain records of all purchases and sales of portfolio shares by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc. providing aggregate coverage of $30,000,000 (subject to a $500,000 deductible) for all officers and employees of Farmers Group, Inc.

ILLUSTRATIONS
================================================================================

        The following illustrations have been prepared to help show how certain values under a sample Policy would change with different hypothetical rates of investment performance over an extended period of time. The illustrations show Contract Values and Surrender Values as well as death benefits. The tables illustrate how Contract Values and Surrender Values, which reflect all applicable charges and deductions, and death benefits of the Policy at the illustrated issue age would have varied over time if the return on the assets of the portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The tables assume that an annual premium of $1,000 was paid on the first day of each Policy year and that there were never any Policy loans. For comparison, the tables also show how the premiums would have accumulated if they had been invested in a typical interest-bearing account at a net interest rate of 5%.


        The Contract Values, Surrender Values and death benefits shown in the tables reflect the fact that the hypothetical net rate of return for each subaccount is lower than the gross rate of return on the portfolios as a result of expenses and fees incurred by the portfolios and the variable account, and as a result of mortality and expense risk charges. The illustrations assume that the assets in the portfolios are subject to average annual portfolio expenses equal to 0.91267% of the average daily net assets (this does not include the mortality and expense risk charge). This assumes an equal allocation of values between all subaccounts, is based on the arithmetic average of the expense ratios of each of the portfolios for the last fiscal year and takes into account current expense reimbursement arrangements. The illustrations reflect the fee waivers and expense reimbursements in effect during fiscal year 2001 for the Fidelity VIP Index 500 Portfolio, the Franklin Small Cap Fund, the Goldman Sachs Capital Growth Fund, the Goldman Sachs CORESM Small Cap Equity Fund, the PIMCO Foreign Bond Portfolio and the PIMCO Low Duration Portfolio (formerly PIMCO Low Duration Bond Portfolio). Without these waivers and reimbursements, total annual expenses for these portfolios would have been 0.56%, 1.09%, 1.69%, 1.22%, 0.91% and 0.70% respectively, and the illustrations would have assumed that the assets in the portfolios were subject to average annual portfolio expenses of 0.95233%. For information on portfolio expenses, see the Portfolio Expense Table above.

        The illustrations also take into account the daily charge assessed against each subaccount for assuming mortality and expense risks. This charge is equivalent to an annual charge of 0.90% of the average daily net assets in the subaccounts. The illustrations take into account the percent of premium factor, the monthly cost of insurance charge, the monthly administration charge, and the surrender charges where applicable. Since these charges vary by factors such as issue age, sex and underwriting class and other characteristics of the insured, the charges for your Policy are likely to differ significantly from the charges reflected in these illustrations.

        Taking into consideration the assumed annual average portfolio expenses of 0.91267% and the 0.90% annual charge for mortality and expense risks, the gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of --1.80%, 4.15% and 10.10%.


        The tables illustrating Policy values are based on the assumptions that the owner pays the premiums indicated, does not change the principal sum, and does not make any withdrawals or take any Policy loans. The values under an actual Policy may be significantly different from those shown even if the portfolio returns average 0%, 6% or 12% but fluctuate over and under those averages throughout the years shown.

        THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE PROVIDED ONLY TO ILLUSTRATE THE MECHANICS OF A HYPOTHETICAL POLICY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return. The actual return on your Contract Value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy's monthly charges, the portfolios' expense ratios, and your Policy loan and withdrawal history.


        Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.


        Separate illustrations on each of the following pages reflect our current cost of insurance and administration charges and the higher guaranteed maximum cost of insurance and administration charges that we have the contractual right to charge. The illustrations assume no charges for Federal or state taxes or charges for supplemental benefits.

        These illustrations assume the level death benefit option (Option B) is chosen. The illustrated death benefits increase in certain years, reflecting current Internal Revenue Code requirements.

        Zero values in the illustration indicate the Policy lapses unless premiums higher than those illustrated are paid.

        These illustrations are based on Farmers' sex distinct rates for non-tobacco users.


        Since the Cost of Insurance and other charges differ significantly based on issue age, sex, underwriting class and other factors, the values for your Policy are likely to differ significantly from the values shown in these hypothetical illustrations. Upon request, we will furnish comparable illustrations based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those reflected in the following illustrations. Upon request, we will furnish a comparable illustrations based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those reflected in the following illustrations.

                 Flexible Premium Variable Life Insurance Policy
       Male Standard Non-Nicotine, Annual Premium of $1,000, Issue Age 35
                         $100,000 Initial Death Benefit
                         (Option B Level Death Benefit)
             Hypothetical Values Based on Current Cost of Insurance,
                        Administration and Other Charges



                       0% Hypothetical Gross         6% Hypothetical Gross         12% Hypothetical Gross
                         Investment Return             Investment Return             Investment Return
                   -----------------------------  ----------------------------  ----------------------------
        Premiums
          Paid
          Plus
Policy  Interest   Contract  Surrender    Death   Contract  Surrender  Death    Contract  Surrender   Death
 Year   at 5%***    Value      Value     Benefit    Value     Value    Benefit    Value     Value    Benefit
------  --------   --------  ---------   -------  --------  ---------  -------  --------  ---------  -------
  1        1,050      724         31     100,000      774        81    100,000      824       131    100,000
  2        2,153    1,430        662     100,000    1,575       807    100,000    1,727       959    100,000
  3        3,310    2,113      1,270     100,000    2,399     1,556    100,000    2,710     1,867    100,000
  4        4,526    2,773      1,855     100,000    3,247     2,329    100,000    3,783     2,865    100,000
  5        5,802    3,412      2,419     100,000    4,121     3,128    100,000    4,954     3,961    100,000
  6        7,142    4,023      3,062     100,000    5,015     4,054    100,000    6,228     5,267    100,000
  7        8,549    4,608      3,694     100,000    5,931     5,017    100,000    7,617     6,703    100,000
  8       10,027    5,166      4,313     100,000    6,869     6,016    100,000    9,131     8,278    100,000
  9       11,578    5,700      4,924     100,000    7,833     7,057    100,000   10,787    10,011    100,000
  10      13,207    6,224      5,540     100,000    8,839     8,155    100,000   12,614    11,930    100,000
  11      14,917    6,740      6,163     100,000    9,889     9,312    100,000   14,630    14,053    100,000
  12      16,713    7,249      6,794     100,000   10,986    10,531    100,000   16,857    16,402    100,000
  13      18,599    7,749      7,430     100,000   12,132    11,813    100,000   19,316    18,997    100,000
  14      20,579    8,242      8,075     100,000   13,328    13,161    100,000   22,030    21,863    100,000
  15      22,657    8,728      8,728     100,000   14,578    14,578    100,000   25,027    25,027    100,000
  16      24,840    9,206      9,206     100,000   15,882    15,882    100,000   28,336    28,336    100,000
  17      27,132    9,677      9,677     100,000   17,246    17,246    100,000   31,989    31,989    100,000
  18      29,539   10,141     10,141     100,000   18,670    18,670    100,000   36,022    36,022    100,000
  19      32,066   10,598     10,598     100,000   20,157    20,157    100,000   40,476    40,476    100,000
  20      34,719   11,047     11,047     100,000   21,710    21,710    100,000   45,392    45,392    100,000

  25      50,113   10,963     10,963     100,000   28,431    28,431    100,000   77,509    77,509    103,862
  30      69,761    8,655      8,655     100,000   35,075    35,075    100,000  129,332   129,332    157,785
  35      94,836    2,345      2,345     100,000   40,706    40,706    100,000  211,201   211,201    244,993
  40     126,840        0          0           0   43,616    43,616    100,000  341,166   341,166    365,048
  45     167,685        0          0           0   39,664    39,664    100,000  549,681   549,681    577,165
---------------------------------------------------------------------------------------------------------


***This column is provided for comparison only. It does not represent any values that can accumulate in a Policy.

                 Flexible Premium Variable Life Insurance Policy
       Male Standard Non-Nicotine, Annual Premium of $1,000, Issue Age 35
                         $100,000 Initial Death Benefit
                         (Option B Level Death Benefit)
             Hypothetical Values Based on Maximum Cost of Insurance
                       and Maximum Administration Charge



                       0% Hypothetical Gross         6% Hypothetical Gross         12% Hypothetical Gross
                         Investment Return             Investment Return             Investment Return
                   -----------------------------  ----------------------------  ----------------------------
        Premiums
          Paid
          Plus
Policy  Interest   Contract  Surrender    Death   Contract  Surrender  Death    Contract  Surrender   Death
 Year   at 5%***    Value      Value     Benefit    Value     Value    Benefit    Value     Value    Benefit
------  --------   --------  ---------   -------  --------  ---------  -------  --------  ---------  -------
  1        1,050      683         0      100,000      732        39    100,000      781         88   100,000
  2        2,153    1,347       579      100,000    1,487       719    100,000    1,633        865   100,000
  3        3,310    1,988     1,145      100,000    2,262     1,419    100,000    2,561      1,718   100,000
  4        4,526    2,606     1,688      100,000    3,059     2,141    100,000    3,571      2,653   100,000
  5        5,802    3,201     2,208      100,000    3,877     2,884    100,000    4,671      3,678   100,000
  6        7,142    3,771     2,810      100,000    4,713     3,752    100,000    5,868      4,907   100,000
  7        8,549    4,314     3,400      100,000    5,570     4,656    100,000    7,172      6,258   100,000
  8       10,027    4,832     3,979      100,000    6,446     5,593    100,000    8,593      7,740   100,000
  9       11,578    5,322     4,546      100,000    7,341     6,565    100,000   10,141      9,365   100,000
  10      13,207    5,783     5,099      100,000    8,254     7,570    100,000   11,829     11,145   100,000
  11      14,917    6,213     5,636      100,000    9,184     8,607    100,000   13,670     13,093   100,000
  12      16,713    6,611     6,156      100,000   10,131     9,676    100,000   15,679     15,224   100,000
  13      18,599    6,976     6,657      100,000   11,093    10,774    100,000   17,873     17,554   100,000
  14      20,579    7,306     7,139      100,000   12,069    11,902    100,000   20,270     20,103   100,000
  15      22,657    7,599     7,599      100,000   13,059    13,059    100,000   22,890     22,890   100,000
  16      24,840    7,850     7,850      100,000   14,058    14,058    100,000   25,757     25,757   100,000
  17      27,132    8,056     8,056      100,000   15,064    15,064    100,000   28,893     28,893   100,000
  18      29,539    8,210     8,210      100,000   16,071    16,071    100,000   32,326     32,326   100,000
  19      32,066    8,306     8,306      100,000   17,073    17,073    100,000   36,086     36,086   100,000
  20      34,719    8,339     8,339      100,000   18,066    18,066    100,000   40,209     40,209   100,000

  25      50,113    7,338     7,338      100,000   22,708    22,708    100,000   67,956     67,956   100,000
  30      69,761    3,421     3,421      100,000   25,983    25,983    100,000  113,296    113,296   138,221
  35      94,836        0         0            0   25,762    25,762    100,000  184,653    184,653   214,197
  40     126,840        0         0            0   17,237    17,237    100,000  297,400    297,400   318,218
  45     167,685        0         0            0        0         0          0  477,931    477,931   501,828


***This column is provided for comparison only. It does not represent any values that can accumulate in a Policy.

APPENDIX A - GUARANTEED MAXIMUM COST OF INSURANCE RATES


                           GUARANTEED MAXIMUM MONTHLY
       COST OF INSURANCE RATES FOR A MALE NON-NICOTINE (ISSUE AGES 21-80)*
                       Per $1000 of Risk Insurance Amount

          Cost of              Cost of               Cost of              Cost of              Cost of                Cost of
Attained Insurance  Attained  Insurance  Attained  Insurance  Attained   Insurance  Attained  Insurance   Attained   Insurance
  Age      Rate       Age       Rate       Age        Rate       Age        Rate       Age       Rate        Age        Rate
-------- ---------  --------  ---------  --------  ---------  --------   ---------  --------  ---------   --------   ---------
21       0.13788      35       0.14370      49       0.39205      62       1.35058      75       5.13652      88      16.39051
22       0.13539      36       0.15117      50       0.42611      63       1.50009      76       5.66811      89      17.59988
23       0.13207      37       0.16114      51       0.46514      64       1.66621      77       6.22379      90      18.85909
24       0.12875      38       0.17194      52       0.51000      65       1.84812      78       6.80688      91      20.19721
25       0.12459      39       0.18357      53       0.56150      66       2.04497      79       7.43566      92      21.66408
26       0.12210      40       0.19769      54       0.61881      67       2.25096      80       8.13005      93      23.40255
27       0.12044      41       0.21264      55       0.68276      68       2.48520      81       8.90834      94      25.73492
28       0.11961      42       0.22842      56       0.75254      69       2.73937      82       9.78630      95      29.22599
29       0.11961      43       0.24586      57       0.82646      70       3.02676      83      10.75978      96      34.96802
30       0.12044      44       0.26497      58       0.90869      71       3.35485      84      11.80967      97      44.93622
31       0.12293      45       0.28656      59       1.00089      72       3.73361      85      12.91190      98      61.89321
32       0.12625      46       0.30982      60       1.10389      73       4.16221      86      14.05233      99      83.06141
33       0.13124      47       0.33474      61       1.21851      74       4.63317      87      15.21353    100-109    0.00000
34       0.13705      48       0.36215



        * Different rates apply for male nicotine users, all females, and all juveniles (issue ages 0-20).


        If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the special premium class rating factor shown on the Policy Specifications page.

APPENDIX B - TABLE OF SURRENDER CHARGE FACTORS

                    MALE NON-NICOTINE (PREFERRED & STANDARD)

           Number of Full Policy Years Completed Since the Issue Date

Issue  0       1       2       3       4       5       6       7       8       9       10      11      12      13      14    15 or
 Age                                                                                                                          more
----- ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----   -----
21    5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09    3.51    2.92    2.34    1.75    1.17    0.58    0.00    0.00
22    5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09    3.51    2.92    2.34    1.75    1.17    0.58    0.00    0.00
23    5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09    3.51    2.92    2.34    1.75    1.17    0.58    0.00    0.00
24    5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09    3.51    2.92    2.34    1.75    1.17    0.58    0.00    0.00
25    5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09    3.51    2.92    2.34    1.75    1.17    0.58    0.00    0.00
26    5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09    3.51    2.92    2.34    1.75    1.17    0.58    0.00    0.00
27    5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09    3.51    2.92    2.34    1.75    1.17    0.58    0.00    0.00
28    5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09    3.51    2.92    2.34    1.75    1.17    0.58    0.00    0.00
29    5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09    3.51    2.92    2.34    1.75    1.17    0.58    0.00    0.00
30    5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09    3.51    2.92    2.34    1.75    1.17    0.58    0.00    0.00
31    5.91    5.91    5.91    5.91    5.91    5.32    4.73    4.14    3.55    2.96    2.36    1.77    1.18    0.59    0.00    0.00
32    5.98    5.98    5.98    5.98    5.98    5.38    4.78    4.19    3.59    2.99    2.39    1.79    1.20    0.60    0.00    0.00
33    6.01    6.01    6.01    6.01    6.01    5.41    4.81    4.21    3.61    3.01    2.41    1.80    1.20    0.60    0.00    0.00
34    6.11    6.11    6.11    6.11    6.11    5.50    4.89    4.28    3.67    3.06    2.45    1.83    1.22    0.61    0.00    0.00
35    6.18    6.18    6.18    6.18    6.18    5.56    4.94    4.33    3.71    3.09    2.47    1.85    1.24    0.62    0.00    0.00
36    6.28    6.28    6.28    6.28    6.28    5.66    5.03    4.40    3.77    3.14    2.51    1.89    1.26    0.63    0.00    0.00
37    6.32    6.32    6.32    6.32    6.32    5.68    5.05    4.42    3.79    3.16    2.53    1.89    1.26    0.63    0.00    0.00
38    6.42    6.42    6.42    6.42    6.42    5.78    5.13    4.49    3.85    3.21    2.57    1.93    1.28    0.64    0.00    0.00
39    6.52    6.52    6.52    6.52    6.52    5.87    5.22    4.56    3.91    3.26    2.61    1.96    1.30    0.65    0.00    0.00
40    6.62    6.62    6.62    6.62    6.62    5.96    5.30    4.63    3.97    3.31    2.65    1.99    1.32    0.66    0.00    0.00
41    6.76    6.76    6.76    6.76    6.76    6.08    5.40    4.73    4.05    3.38    2.70    2.03    1.35    0.68    0.00    0.00
42    6.82    6.82    6.82    6.82    6.82    6.14    5.46    4.78    4.09    3.41    2.73    2.05    1.36    0.68    0.00    0.00
43    6.99    6.99    6.99    6.99    6.99    6.29    5.59    4.89    4.19    3.50    2.80    2.10    1.40    0.70    0.00    0.00
44    7.13    7.13    7.13    7.13    7.13    6.41    5.70    4.99    4.28    3.56    2.85    2.14    1.43    0.71    0.00    0.00
45    7.30    7.30    7.30    7.30    7.30    6.57    5.84    5.11    4.38    3.65    2.92    2.19    1.46    0.73    0.00    0.00
46    7.46    7.46    7.46    7.46    7.46    6.72    5.97    5.23    4.48    3.73    2.99    2.24    1.49    0.75    0.00    0.00
47    7.67    7.67    7.67    7.67    7.67    6.90    6.13    5.37    4.60    3.83    3.07    2.30    1.53    0.77    0.00    0.00
48    7.87    7.87    7.87    7.87    7.87    7.08    6.30    5.51    4.72    3.93    3.15    2.36    1.57    0.79    0.00    0.00
49    8.14    8.14    8.14    8.14    8.14    7.33    6.51    5.70    4.88    4.07    3.26    2.44    1.63    0.81    0.00    0.00
50    8.38    8.38    8.38    8.38    8.38    7.54    6.70    5.86    5.03    4.19    3.35    2.51    1.68    0.84    0.00    0.00
51    8.65    8.65    8.65    8.65    8.65    7.78    6.92    6.05    5.19    4.32    3.46    2.59    1.73    0.86    0.00    0.00
52    8.95    8.95    8.95    8.95    8.95    8.05    7.16    6.26    5.37    4.47    3.58    2.68    1.79    0.89    0.00    0.00
53    9.29    9.29    9.29    9.29    9.29    8.36    7.43    6.50    5.57    4.64    3.71    2.79    1.86    0.93    0.00    0.00
54    9.62    9.62    9.62    9.62    9.62    8.66    7.70    6.74    5.77    4.81    3.85    2.89    1.92    0.96    0.00    0.00
55   10.06   10.06   10.06   10.06   10.06    9.06    8.05    7.04    6.04    5.03    4.03    3.02    2.01    1.01    0.00    0.00
56   10.47   10.47   10.47   10.47   10.47    9.42    8.37    7.33    6.28    5.23    4.19    3.14    2.09    1.05    0.00    0.00
57   10.91   10.91   10.91   10.91   10.91    9.82    8.72    7.63    6.54    5.45    4.36    3.27    2.18    1.09    0.00    0.00
58   11.41   11.41   11.41   11.41   11.41   10.27    9.13    7.99    6.85    5.71    4.57    3.42    2.28    1.14    0.00    0.00
59   11.99   11.99   11.99   11.99   11.99   10.79    9.59    8.39    7.19    5.99    4.79    3.60    2.40    1.20    0.00    0.00
60   12.56   12.56   12.56   12.56   12.56   11.30   10.05    8.79    7.54    6.28    5.02    3.77    2.51    1.26    0.00    0.00
61   13.17   13.17   13.17   13.17   13.17   11.85   10.53    9.22    7.90    6.58    5.27    3.95    2.63    1.32    0.00    0.00
62   13.88   13.88   13.88   13.88   13.88   12.49   11.10    9.71    8.33    6.94    5.55    4.16    2.78    1.39    0.00    0.00
63   14.62   14.62   14.62   14.62   14.62   13.16   11.70   10.23    8.77    7.31    5.85    4.39    2.92    1.46    0.00    0.00
64   15.43   15.43   15.43   15.43   15.43   13.89   12.34   10.80    9.26    7.71    6.17    4.63    3.09    1.54    0.00    0.00
65   16.25   16.25   16.25   16.25   16.25   14.63   13.00   11.38    9.75    8.13    6.50    4.88    3.25    1.63    0.00    0.00
66   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
67   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
68   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
69   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
70   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
71   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
72   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
73   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
74   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
75   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
76   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00

                    MALE NON-NICOTINE (PREFERRED & STANDARD)

           Number of Full Policy Years Completed Since the Issue Date

Issue  0       1       2       3       4       5       6       7       8       9       10      11      12      13      14    15 or
 Age                                                                                                                          more
----- ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----   -----
77    17.50   17.50   17.50   15.75   14.00   12.25   10.50   8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
78    17.50   17.50   17.50   15.75   14.00   12.25   10.50   8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
79    17.50   17.50   17.50   15.75   14.00   12.25   10.50   8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
80    17.50   17.50   17.50   15.75   14.00   12.25   10.50   8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00

                   FEMALE NON-NICOTINE (PREFERRED & STANDARD)

           Number of Full Policy Years Completed Since the Issue Date

Issue   0       1       2       3       4       5       6       7       8       9       10      11      12      13      14    15 or
 Age                                                                                                                          more
-----  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----   -----
21     5.74    5.74    5.74    5.74    5.74    5.17    4.59    4.02    3.45    2.87    2.30    1.72    1.15    0.57    0.00    0.00
22     5.74    5.74    5.74    5.74    5.74    5.17    4.59    4.02    3.45    2.87    2.30    1.72    1.15    0.57    0.00    0.00
23     5.74    5.74    5.74    5.74    5.74    5.17    4.59    4.02    3.45    2.87    2.30    1.72    1.15    0.57    0.00    0.00
24     5.74    5.74    5.74    5.74    5.74    5.17    4.59    4.02    3.45    2.87    2.30    1.72    1.15    0.57    0.00    0.00
25     5.74    5.74    5.74    5.74    5.74    5.17    4.59    4.02    3.45    2.87    2.30    1.72    1.15    0.57    0.00    0.00
26     5.74    5.74    5.74    5.74    5.74    5.17    4.59    4.02    3.45    2.87    2.30    1.72    1.15    0.57    0.00    0.00
27     5.74    5.74    5.74    5.74    5.74    5.17    4.59    4.02    3.45    2.87    2.30    1.72    1.15    0.57    0.00    0.00
28     5.74    5.74    5.74    5.74    5.74    5.17    4.59    4.02    3.45    2.87    2.30    1.72    1.15    0.57    0.00    0.00
29     5.74    5.74    5.74    5.74    5.74    5.17    4.59    4.02    3.45    2.87    2.30    1.72    1.15    0.57    0.00    0.00
30     5.74    5.74    5.74    5.74    5.74    5.17    4.59    4.02    3.45    2.87    2.30    1.72    1.15    0.57    0.00    0.00
31     5.78    5.78    5.78    5.78    5.78    5.20    4.62    4.04    3.47    2.89    2.31    1.73    1.16    0.58    0.00    0.00
32     5.81    5.81    5.81    5.81    5.81    5.23    4.65    4.07    3.49    2.91    2.32    1.74    1.16    0.58    0.00    0.00
33     5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09    3.51    2.92    2.34    1.75    1.17    0.58    0.00    0.00
34     5.91    5.91    5.91    5.91    5.91    5.32    4.73    4.14    3.55    2.96    2.36    1.77    1.18    0.59    0.00    0.00
35     5.95    5.95    5.95    5.95    5.95    5.35    4.76    4.16    3.57    2.97    2.38    1.78    1.19    0.59    0.00    0.00
36     5.98    5.98    5.98    5.98    5.98    5.38    4.78    4.19    3.59    2.99    2.39    1.79    1.20    0.60    0.00    0.00
37     6.08    6.08    6.08    6.08    6.08    5.47    4.86    4.26    3.65    3.04    2.43    1.82    1.22    0.61    0.00    0.00
38     6.11    6.11    6.11    6.11    6.11    5.50    4.89    4.28    3.67    3.06    2.45    1.83    1.22    0.61    0.00    0.00
39     6.18    6.18    6.18    6.18    6.18    5.56    4.94    4.33    3.71    3.09    2.47    1.85    1.24    0.62    0.00    0.00
40     6.28    6.28    6.28    6.28    6.28    5.66    5.03    4.40    3.77    3.14    2.51    1.89    1.26    0.63    0.00    0.00
41     6.35    6.35    6.35    6.35    6.35    5.72    5.08    4.45    3.81    3.18    2.54    1.91    1.27    0.64    0.00    0.00
42     6.42    6.42    6.42    6.42    6.42    5.78    5.13    4.49    3.85    3.21    2.57    1.93    1.28    0.64    0.00    0.00
43     6.49    6.49    6.49    6.49    6.49    5.84    5.19    4.54    3.89    3.24    2.59    1.95    1.30    0.65    0.00    0.00
44     6.62    6.62    6.62    6.62    6.62    5.96    5.30    4.63    3.97    3.31    2.65    1.99    1.32    0.66    0.00    0.00
45     6.69    6.69    6.69    6.69    6.69    6.02    5.35    4.68    4.01    3.34    2.68    2.01    1.34    0.67    0.00    0.00
46     6.82    6.82    6.82    6.82    6.82    6.14    5.46    4.78    4.09    3.41    2.73    2.05    1.36    0.68    0.00    0.00
47     6.92    6.92    6.92    6.92    6.92    6.23    5.54    4.85    4.15    3.46    2.77    2.08    1.38    0.69    0.00    0.00
48     7.09    7.09    7.09    7.09    7.09    6.38    5.67    4.97    4.26    3.55    2.84    2.13    1.42    0.71    0.00    0.00
49     7.19    7.19    7.19    7.19    7.19    6.47    5.76    5.04    4.32    3.60    2.88    2.16    1.44    0.72    0.00    0.00
50     7.36    7.36    7.36    7.36    7.36    6.63    5.89    5.15    4.42    3.68    2.95    2.21    1.47    0.74    0.00    0.00
51     7.53    7.53    7.53    7.53    7.53    6.78    6.02    5.27    4.52    3.77    3.01    2.26    1.51    0.75    0.00    0.00
52     7.70    7.70    7.70    7.70    7.70    6.93    6.16    5.39    4.62    3.85    3.08    2.31    1.54    0.77    0.00    0.00
53     7.90    7.90    7.90    7.90    7.90    7.11    6.32    5.53    4.74    3.95    3.16    2.37    1.58    0.79    0.00    0.00
54     8.14    8.14    8.14    8.14    8.14    7.33    6.51    5.70    4.88    4.07    3.26    2.44    1.63    0.81    0.00    0.00
55     8.38    8.38    8.38    8.38    8.38    7.54    6.70    5.86    5.03    4.19    3.35    2.51    1.68    0.84    0.00    0.00
56     8.58    8.58    8.58    8.58    8.58    7.72    6.86    6.01    5.15    4.29    3.43    2.57    1.72    0.86    0.00    0.00
57     8.88    8.88    8.88    8.88    8.88    7.99    7.10    6.22    5.33    4.44    3.55    2.66    1.78    0.89    0.00    0.00
58     9.12    9.12    9.12    9.12    9.12    8.21    7.29    6.38    5.47    4.56    3.65    2.74    1.82    0.91    0.00    0.00
59     9.46    9.46    9.46    9.46    9.46    8.51    7.56    6.62    5.67    4.73    3.78    2.84    1.89    0.95    0.00    0.00
60     9.79    9.79    9.79    9.79    9.79    8.81    7.83    6.86    5.88    4.90    3.92    2.94    1.96    0.98    0.00    0.00
61    10.10   10.10   10.10   10.10   10.10    9.09    8.08    7.07    6.06    5.05    4.04    3.03    2.02    1.01    0.00    0.00
62    10.40   10.40   10.40   10.40   10.40    9.36    8.32    7.28    6.24    5.20    4.16    3.12    2.08    1.04    0.00    0.00
63    10.77   10.77   10.77   10.77   10.77    9.69    8.62    7.54    6.46    5.39    4.31    3.23    2.15    1.08    0.00    0.00
64    11.14   11.14   11.14   11.14   11.14   10.03    8.91    7.80    6.69    5.57    4.46    3.34    2.23    1.11    0.00    0.00
65    11.58   11.58   11.58   11.58   11.58   10.42    9.26    8.11    6.95    5.79    4.63    3.47    2.32    1.16    0.00    0.00
66    12.91   12.91   12.91   11.62   10.33    9.04    7.75    6.46    5.16    3.87    2.58    1.94    1.29    0.65    0.00    0.00
67    13.66   13.66   13.66   12.30   10.93    9.56    8.20    6.83    5.46    4.10    2.73    2.05    1.37    0.68    0.00    0.00
68    14.41   14.41   14.41   12.97   11.53   10.09    8.65    7.21    5.76    4.32    2.88    2.16    1.44    0.72    0.00    0.00
69    15.28   15.28   15.28   13.75   12.22   10.69    9.17    7.64    6.11    4.58    3.06    2.29    1.53    0.76    0.00    0.00

                   FEMALE NON-NICOTINE (PREFERRED & STANDARD)

           Number of Full Policy Years Completed Since the Issue Date

Issue   0       1       2       3       4       5       6       7       8       9       10      11      12      13      14    15 or
 Age                                                                                                                          more
-----  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----   -----
70    16.21   16.21   16.21   14.59   12.97   11.35    9.73    8.11    6.48    4.86    3.24    2.43    1.62    0.81    0.00    0.00
71    17.41   17.41   17.41   15.67   13.93   12.19   10.45    8.71    6.96    5.22    3.48    2.61    1.74    0.87    0.00    0.00
72    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
73    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
74    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
75    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
76    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
77    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
78    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
79    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
80    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00

                                  MALE NICOTINE

           Number of Full Policy Years Completed Since the Issue Date

Issue   0       1       2       3       4       5       6       7       8       9       10      11      12      13      14    15 or
 Age                                                                                                                          more
-----  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----   -----
 0     5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14    1.61    1.07    0.54    0.00    0.00
 1     5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14    1.61    1.07    0.54    0.00    0.00
 2     5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14    1.61    1.07    0.54    0.00    0.00
 3     5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14    1.61    1.07    0.54    0.00    0.00
 4     5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14    1.61    1.07    0.54    0.00    0.00
 5     5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14    1.61    1.07    0.54    0.00    0.00
 6     5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14    1.61    1.07    0.54    0.00    0.00
 7     5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14    1.61    1.07    0.54    0.00    0.00
 8     5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14    1.61    1.07    0.54    0.00    0.00
 9     5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14    1.61    1.07    0.54    0.00    0.00
10     5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14    1.61    1.07    0.54    0.00    0.00
11     5.38    5.38    5.38    5.38    5.38    4.85    4.31    3.77    3.23    2.69    2.15    1.62    1.08    0.54    0.00    0.00
12     5.43    5.43    5.43    5.43    5.43    4.89    4.34    3.80    3.26    2.71    2.17    1.63    1.09    0.54    0.00    0.00
13     5.50    5.50    5.50    5.50    5.50    4.95    4.40    3.85    3.30    2.75    2.20    1.65    1.10    0.55    0.00    0.00
14     5.56    5.56    5.56    5.56    5.56    5.01    4.45    3.89    3.34    2.78    2.23    1.67    1.11    0.56    0.00    0.00
15     5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09    3.51    2.92    2.34    1.75    1.17    0.58    0.00    0.00
16     5.88    5.88    5.88    5.88    5.88    5.29    4.70    4.12    3.53    2.94    2.35    1.76    1.18    0.59    0.00    0.00
17     5.90    5.90    5.90    5.90    5.90    5.31    4.72    4.13    3.54    2.95    2.36    1.77    1.18    0.59    0.00    0.00
18     5.93    5.93    5.93    5.93    5.93    5.34    4.75    4.15    3.56    2.97    2.37    1.78    1.19    0.59    0.00    0.00
19     5.96    5.96    5.96    5.96    5.96    5.36    4.76    4.17    3.57    2.98    2.38    1.79    1.19    0.60    0.00    0.00
20     5.99    5.99    5.99    5.99    5.99    5.39    4.79    4.19    3.59    3.00    2.40    1.80    1.20    0.60    0.00    0.00
21     6.01    6.01    6.01    6.01    6.01    5.41    4.81    4.21    3.61    3.01    2.41    1.80    1.20    0.60    0.00    0.00
22     6.05    6.05    6.05    6.05    6.05    5.44    4.84    4.23    3.63    3.02    2.42    1.81    1.21    0.60    0.00    0.00
23     6.07    6.07    6.07    6.07    6.07    5.46    4.86    4.25    3.64    3.03    2.43    1.82    1.21    0.61    0.00    0.00
24     6.10    6.10    6.10    6.10    6.10    5.49    4.88    4.27    3.66    3.05    2.44    1.83    1.22    0.61    0.00    0.00
25     6.13    6.13    6.13    6.13    6.13    5.51    4.90    4.29    3.68    3.06    2.45    1.84    1.23    0.61    0.00    0.00
26     6.15    6.15    6.15    6.15    6.15    5.53    4.92    4.30    3.69    3.07    2.46    1.84    1.23    0.61    0.00    0.00
27     6.18    6.18    6.18    6.18    6.18    5.56    4.94    4.33    3.71    3.09    2.47    1.85    1.24    0.62    0.00    0.00
28     6.20    6.20    6.20    6.20    6.20    5.58    4.96    4.34    3.72    3.10    2.48    1.86    1.24    0.62    0.00    0.00
29     6.24    6.24    6.24    6.24    6.24    5.61    4.99    4.37    3.74    3.12    2.50    1.87    1.25    0.62    0.00    0.00
30     6.26    6.26    6.26    6.26    6.26    5.63    5.01    4.38    3.76    3.13    2.50    1.88    1.25    0.63    0.00    0.00
31     6.40    6.40    6.40    6.40    6.40    5.76    5.12    4.48    3.84    3.20    2.56    1.92    1.28    0.64    0.00    0.00
32     6.53    6.53    6.53    6.53    6.53    5.88    5.22    4.57    3.92    3.27    2.61    1.96    1.31    0.65    0.00    0.00
33     6.62    6.62    6.62    6.62    6.62    5.96    5.30    4.63    3.97    3.31    2.65    1.99    1.32    0.66    0.00    0.00
34     6.82    6.82    6.82    6.82    6.82    6.14    5.46    4.78    4.09    3.41    2.73    2.05    1.36    0.68    0.00    0.00
35     6.97    6.97    6.97    6.97    6.97    6.27    5.58    4.88    4.18    3.48    2.79    2.09    1.39    0.70    0.00    0.00
36     7.18    7.18    7.18    7.18    7.18    6.47    5.75    5.03    4.31    3.59    2.87    2.16    1.44    0.72    0.00    0.00
37     7.28    7.28    7.28    7.28    7.28    6.56    5.83    5.10    4.37    3.64    2.91    2.19    1.46    0.73    0.00    0.00
38     7.51    7.51    7.51    7.51    7.51    6.76    6.01    5.26    4.51    3.75    3.00    2.25    1.50    0.75    0.00    0.00
39     7.73    7.73    7.73    7.73    7.73    6.96    6.19    5.41    4.64    3.87    3.09    2.32    1.55    0.77    0.00    0.00
40     7.97    7.97    7.97    7.97    7.97    7.17    6.38    5.58    4.78    3.99    3.19    2.39    1.59    0.80    0.00    0.00

                                  MALE NICOTINE

           Number of Full Policy Years Completed Since the Issue Date

Issue   0       1       2       3       4       5       6       7       8       9       10      11      12      13      14    15 or
 Age                                                                                                                          more
-----  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----   -----
41     8.27    8.27    8.27    8.27    8.27    7.45    6.62    5.79    4.96    4.14    3.31    2.48    1.65    0.83    0.00    0.00
42     8.47    8.47    8.47    8.47    8.47    7.62    6.77    5.93    5.08    4.23    3.39    2.54    1.69    0.85    0.00    0.00
43     8.85    8.85    8.85    8.85    8.85    7.96    7.08    6.19    5.31    4.42    3.54    2.65    1.77    0.88    0.00    0.00
44     9.19    9.19    9.19    9.19    9.19    8.27    7.35    6.43    5.51    4.59    3.67    2.76    1.84    0.92    0.00    0.00
45     9.59    9.59    9.59    9.59    9.59    8.63    7.67    6.71    5.75    4.80    3.84    2.88    1.92    0.96    0.00    0.00
46     9.85    9.85    9.85    9.85    9.85    8.86    7.88    6.89    5.91    4.92    3.94    2.95    1.97    0.98    0.00    0.00
47    10.15   10.15   10.15   10.15   10.15    9.14    8.12    7.11    6.09    5.08    4.06    3.05    2.03    1.02    0.00    0.00
48    10.46   10.46   10.46   10.46   10.46    9.41    8.36    7.32    6.27    5.23    4.18    3.14    2.09    1.05    0.00    0.00
49    10.86   10.86   10.86   10.86   10.86    9.77    8.69    7.60    6.52    5.43    4.34    3.26    2.17    1.09    0.00    0.00
50    11.19   11.19   11.19   11.19   11.19   10.07    8.95    7.83    6.71    5.59    4.48    3.36    2.24    1.12    0.00    0.00
51    11.56   11.56   11.56   11.56   11.56   10.40    9.25    8.09    6.94    5.78    4.62    3.47    2.31    1.16    0.00    0.00
52    11.98   11.98   11.98   11.98   11.98   10.78    9.58    8.38    7.19    5.99    4.79    3.59    2.40    1.20    0.00    0.00
53    12.43   12.43   12.43   12.43   12.43   11.18    9.94    8.70    7.46    6.21    4.97    3.73    2.49    1.24    0.00    0.00
54    12.86   12.86   12.86   12.86   12.86   11.58   10.29    9.01    7.72    6.43    5.15    3.86    2.57    1.29    0.00    0.00
55    13.44   13.44   13.44   13.44   13.44   12.09   10.75    9.41    8.06    6.72    5.38    4.03    2.69    1.34    0.00    0.00
56    13.93   13.93   13.93   13.93   13.93   12.54   11.15    9.75    8.36    6.97    5.57    4.18    2.79    1.39    0.00    0.00
57    14.45   14.45   14.45   14.45   14.45   13.01   11.56   10.12    8.67    7.23    5.78    4.34    2.89    1.45    0.00    0.00
58    15.04   15.04   15.04   15.04   15.04   13.54   12.03   10.53    9.03    7.52    6.02    4.51    3.01    1.50    0.00    0.00
59    15.71   15.71   15.71   15.71   15.71   14.14   12.57   11.00    9.43    7.86    6.28    4.71    3.14    1.57    0.00    0.00
60    16.25   16.25   16.25   16.25   16.25   14.63   13.00   11.38    9.75    8.13    6.50    4.88    3.25    1.63    0.00    0.00
61    16.25   16.25   16.25   16.25   16.25   14.63   13.00   11.38    9.75    8.13    6.50    4.88    3.25    1.63    0.00    0.00
62    16.25   16.25   16.25   16.25   16.25   14.63   13.00   11.38    9.75    8.13    6.50    4.88    3.25    1.63    0.00    0.00
63    16.25   16.25   16.25   16.25   16.25   14.63   13.00   11.38    9.75    8.13    6.50    4.88    3.25    1.63    0.00    0.00
64    16.25   16.25   16.25   16.25   16.25   14.63   13.00   11.38    9.75    8.13    6.50    4.88    3.25    1.63    0.00    0.00
65    16.25   16.25   16.25   16.25   16.25   14.63   13.00   11.38    9.75    8.13    6.50    4.88    3.25    1.63    0.00    0.00
66    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
67    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
68    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
69    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
70    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
71    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
72    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
73    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
74    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
75    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
76    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
77    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
78    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
79    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
80    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00

                                 FEMALE NICOTINE

           Number of Full Policy Years Completed Since the Issue Date

Issue   0       1       2       3       4       5       6       7       8       9       10      11      12      13      14    15 or
 Age                                                                                                                          more
-----  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----   -----
 0     5.32    5.32    5.32    5.32    5.32    4.78    4.25    3.72    3.19    2.66    2.13    1.59    1.06    0.53    0.00    0.00
 1     5.32    5.32    5.32    5.32    5.32    4.78    4.25    3.72    3.19    2.66    2.13    1.59    1.06    0.53    0.00    0.00
 2     5.32    5.32    5.32    5.32    5.32    4.78    4.25    3.72    3.19    2.66    2.13    1.59    1.06    0.53    0.00    0.00
 3     5.32    5.32    5.32    5.32    5.32    4.78    4.25    3.72    3.19    2.66    2.13    1.59    1.06    0.53    0.00    0.00
 4     5.32    5.32    5.32    5.32    5.32    4.78    4.25    3.72    3.19    2.66    2.13    1.59    1.06    0.53    0.00    0.00
 5     5.32    5.32    5.32    5.32    5.32    4.78    4.25    3.72    3.19    2.66    2.13    1.59    1.06    0.53    0.00    0.00
 6     5.32    5.32    5.32    5.32    5.32    4.78    4.25    3.72    3.19    2.66    2.13    1.59    1.06    0.53    0.00    0.00
 7     5.32    5.32    5.32    5.32    5.32    4.78    4.25    3.72    3.19    2.66    2.13    1.59    1.06    0.53    0.00    0.00
 8     5.32    5.32    5.32    5.32    5.32    4.78    4.25    3.72    3.19    2.66    2.13    1.59    1.06    0.53    0.00    0.00
 9     5.32    5.32    5.32    5.32    5.32    4.78    4.25    3.72    3.19    2.66    2.13    1.59    1.06    0.53    0.00    0.00
10     5.32    5.32    5.32    5.32    5.32    4.78    4.25    3.72    3.19    2.66    2.13    1.59    1.06    0.53    0.00    0.00

                                 FEMALE NICOTINE

           Number of Full Policy Years Completed Since the Issue Date

Issue   0       1       2       3       4       5       6       7       8       9       10      11      12      13      14    15 or
 Age                                                                                                                          more
-----  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----   -----
11     5.32    5.32    5.32    5.32    5.32    4.78    4.25    3.72    3.19    2.66    2.13    1.59    1.06    0.53    0.00    0.00
12     5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14    1.61    1.07    0.54    0.00    0.00
13     5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14    1.61    1.07    0.54    0.00    0.00
14     5.38    5.38    5.38    5.38    5.38    4.85    4.31    3.77    3.23    2.69    2.15    1.62    1.08    0.54    0.00    0.00
15     5.61    5.61    5.61    5.61    5.61    5.05    4.49    3.93    3.37    2.80    2.24    1.68    1.12    0.56    0.00    0.00
16     5.63    5.63    5.63    5.63    5.63    5.07    4.50    3.94    3.38    2.82    2.25    1.69    1.13    0.56    0.00    0.00
17     5.69    5.69    5.69    5.69    5.69    5.12    4.55    3.98    3.41    2.84    2.27    1.71    1.14    0.57    0.00    0.00
18     5.71    5.71    5.71    5.71    5.71    5.14    4.57    4.00    3.43    2.85    2.28    1.71    1.14    0.57    0.00    0.00
19     5.77    5.77    5.77    5.77    5.77    5.19    4.61    4.04    3.46    2.88    2.31    1.73    1.15    0.58    0.00    0.00
20     5.79    5.79    5.79    5.79    5.79    5.21    4.63    4.05    3.47    2.89    2.32    1.74    1.16    0.58    0.00    0.00
21     5.89    5.89    5.89    5.89    5.89    5.30    4.71    4.12    3.53    2.94    2.36    1.77    1.18    0.59    0.00    0.00
22     5.91    5.91    5.91    5.91    5.91    5.32    4.73    4.14    3.55    2.96    2.36    1.77    1.18    0.59    0.00    0.00
23     5.95    5.95    5.95    5.95    5.95    5.35    4.76    4.16    3.57    2.97    2.38    1.78    1.19    0.59    0.00    0.00
24     5.97    5.97    5.97    5.97    5.97    5.37    4.77    4.18    3.58    2.98    2.39    1.79    1.19    0.60    0.00    0.00
25     5.99    5.99    5.99    5.99    5.99    5.39    4.79    4.19    3.59    3.00    2.40    1.80    1.20    0.60    0.00    0.00
26     6.01    6.01    6.01    6.01    6.01    5.41    4.81    4.21    3.61    3.01    2.41    1.80    1.20    0.60    0.00    0.00
27     6.04    6.04    6.04    6.04    6.04    5.43    4.83    4.22    3.62    3.02    2.41    1.81    1.21    0.60    0.00    0.00
28     6.07    6.07    6.07    6.07    6.07    5.46    4.86    4.25    3.64    3.03    2.43    1.82    1.21    0.61    0.00    0.00
29     6.09    6.09    6.09    6.09    6.09    5.48    4.87    4.26    3.65    3.05    2.44    1.83    1.22    0.61    0.00    0.00
30     6.11    6.11    6.11    6.11    6.11    5.50    4.89    4.28    3.67    3.06    2.45    1.83    1.22    0.61    0.00    0.00
31     6.19    6.19    6.19    6.19    6.19    5.57    4.95    4.34    3.72    3.10    2.48    1.86    1.24    0.62    0.00    0.00
32     6.27    6.27    6.27    6.27    6.27    5.64    5.02    4.39    3.76    3.14    2.51    1.88    1.25    0.63    0.00    0.00
33     6.35    6.35    6.35    6.35    6.35    5.72    5.08    4.45    3.81    3.18    2.54    1.91    1.27    0.64    0.00    0.00
34     6.49    6.49    6.49    6.49    6.49    5.84    5.19    4.54    3.89    3.24    2.59    1.95    1.30    0.65    0.00    0.00
35     6.58    6.58    6.58    6.58    6.58    5.92    5.26    4.60    3.95    3.29    2.63    1.97    1.32    0.66    0.00    0.00
36     6.67    6.67    6.67    6.67    6.67    6.00    5.33    4.67    4.00    3.33    2.67    2.00    1.33    0.67    0.00    0.00
37     6.87    6.87    6.87    6.87    6.87    6.18    5.49    4.81    4.12    3.43    2.75    2.06    1.37    0.69    0.00    0.00
38     6.97    6.97    6.97    6.97    6.97    6.27    5.58    4.88    4.18    3.48    2.79    2.09    1.39    0.70    0.00    0.00
39     7.13    7.13    7.13    7.13    7.13    6.41    5.70    4.99    4.28    3.56    2.85    2.14    1.43    0.71    0.00    0.00
40     7.35    7.35    7.35    7.35    7.35    6.62    5.88    5.15    4.41    3.68    2.94    2.21    1.47    0.74    0.00    0.00
41     7.52    7.52    7.52    7.52    7.52    6.77    6.02    5.26    4.51    3.76    3.01    2.26    1.50    0.75    0.00    0.00
42     7.69    7.69    7.69    7.69    7.69    6.92    6.15    5.38    4.61    3.84    3.08    2.31    1.54    0.77    0.00    0.00
43     7.87    7.87    7.87    7.87    7.87    7.08    6.30    5.51    4.72    3.93    3.15    2.36    1.57    0.79    0.00    0.00
44     8.18    8.18    8.18    8.18    8.18    7.37    6.55    5.73    4.91    4.09    3.27    2.46    1.64    0.82    0.00    0.00
45     8.38    8.38    8.38    8.38    8.38    7.54    6.70    5.86    5.03    4.19    3.35    2.51    1.68    0.84    0.00    0.00
46     8.59    8.59    8.59    8.59    8.59    7.73    6.87    6.01    5.15    4.29    3.44    2.58    1.72    0.86    0.00    0.00
47     8.72    8.72    8.72    8.72    8.72    7.85    6.98    6.11    5.23    4.36    3.49    2.62    1.74    0.87    0.00    0.00
48     8.97    8.97    8.97    8.97    8.97    8.07    7.18    6.28    5.38    4.49    3.59    2.69    1.79    0.90    0.00    0.00
49     9.10    9.10    9.10    9.10    9.10    8.19    7.28    6.37    5.46    4.55    3.64    2.73    1.82    0.91    0.00    0.00
50     9.33    9.33    9.33    9.33    9.33    8.40    7.46    6.53    5.60    4.67    3.73    2.80    1.87    0.93    0.00    0.00
51     9.56    9.56    9.56    9.56    9.56    8.60    7.64    6.69    5.73    4.78    3.82    2.87    1.91    0.96    0.00    0.00
52     9.77    9.77    9.77    9.77    9.77    8.79    7.82    6.84    5.86    4.89    3.91    2.93    1.95    0.98    0.00    0.00
53    10.03   10.03   10.03   10.03   10.03    9.03    8.02    7.02    6.02    5.01    4.01    3.01    2.01    1.00    0.00    0.00
54    10.33   10.33   10.33   10.33   10.33    9.30    8.27    7.23    6.20    5.17    4.13    3.10    2.07    1.03    0.00    0.00
55    10.63   10.63   10.63   10.63   10.63    9.56    8.50    7.44    6.38    5.31    4.25    3.19    2.13    1.06    0.00    0.00
56    10.84   10.84   10.84   10.84   10.84    9.76    8.67    7.59    6.50    5.42    4.34    3.25    2.17    1.08    0.00    0.00
57    11.21   11.21   11.21   11.21   11.21   10.09    8.97    7.85    6.73    5.61    4.48    3.36    2.24    1.12    0.00    0.00
58    11.45   11.45   11.45   11.45   11.45   10.30    9.16    8.01    6.87    5.72    4.58    3.43    2.29    1.14    0.00    0.00
59    11.83   11.83   11.83   11.83   11.83   10.65    9.46    8.28    7.10    5.91    4.73    3.55    2.37    1.18    0.00    0.00
60    12.19   12.19   12.19   12.19   12.19   10.97    9.75    8.53    7.31    6.09    4.87    3.66    2.44    1.22    0.00    0.00
61    12.47   12.47   12.47   12.47   12.47   11.22    9.98    8.73    7.48    6.24    4.99    3.74    2.49    1.25    0.00    0.00
62    12.74   12.74   12.74   12.74   12.74   11.47   10.19    8.92    7.64    6.37    5.10    3.82    2.55    1.27    0.00    0.00
63    13.08   13.08   13.08   13.08   13.08   11.77   10.46    9.16    7.85    6.54    5.23    3.92    2.62    1.31    0.00    0.00
64    13.39   13.39   13.39   13.39   13.39   12.05   10.71    9.38    8.04    6.70    5.36    4.02    2.68    1.34    0.00    0.00
65    13.78   13.78   13.78   13.78   13.78   12.40   11.02    9.64    8.27    6.89    5.51    4.13    2.76    1.38    0.00    0.00
66    15.29   15.29   15.29   13.76   12.23   10.70    9.17    7.64    6.12    4.59    3.06    2.29    1.53    0.76    0.00    0.00
67    15.98   15.98   15.98   14.38   12.78   11.18    9.59    7.99    6.39    4.79    3.20    2.40    1.60    0.80    0.00    0.00
68    16.61   16.61   16.61   14.95   13.29   11.63    9.97    8.31    6.64    4.98    3.32    2.49    1.66    0.83    0.00    0.00
69    17.33   17.33   17.33   15.59   13.86   12.13   10.40    8.66    6.93    5.20    3.47    2.60    1.73    0.87    0.00    0.00

                                 FEMALE NICOTINE

           Number of Full Policy Years Completed Since the Issue Date

Issue   0       1       2       3       4       5       6       7       8       9       10      11      12      13      14    15 or
 Age                                                                                                                          more
-----  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----   -----
70    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
71    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
72    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
73    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
74    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
75    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
76    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
77    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
78    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
79    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00
80    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63    1.75    0.88    0.00    0.00

APPENDIX C - FINANCIAL STATEMENTS
================================================================================


FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

FARMERS NEW WORLD LIFE INSURANCE COMPANY

FARMERS VARIABLE LIFE SEPARATE
ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
REPORT ON AUDITS OF FINANCIAL STATEMENTS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Farmers New World Life Insurance Company and the Contractholders of Farmers Variable Life Separate Account A

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the portfolios constituting the Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company (the Separate Account) (comprised of the Social Small Cap Growth Portfolio of the Calvert Variable Series, Inc, the Quality Bond and Small Cap Portfolios of the Dreyfus Variable Investment Fund - Service Class Shares, the Dreyfus Socially Responsible Growth Fund, Inc. Service Class Shares, the Growth, Index 500, and the Mid Cap Portfolios of the Fidelity Variable Insurance Products Funds VIP Service Class Shares, the Small Cap, Global Asset Allocation, and the Developing Markets Securities Funds of the Franklin Templeton Variable Insurance Products Trust Class 2 Shares, the Capital Growth, CORE Small Cap Equity, and the Mid Cap Value Funds of the Goldman Sachs Variable Insurance Trust, the Aggressive Growth Portfolio - Service Shares, the Balanced Portfolio
- Service Shares, the Capital Appreciation Portfolio - Institutional Shares of the Janus Aspen Series, the Foreign Bond, and the Low Duration Portfolios of the PIMCO Variable Insurance Trust - Administrative Class Shares, the Bond Portfolio
- Class A Shares, the Global Discovery Portfolio - Class A Shares, the Growth and Income Portfolio - Class A Shares, the International Portfolio - Class A Shares and the Money Market Portfolio of the Scudder Variable Series I, the Government Securities, the High Yield, the Small Cap Growth and the Dreman High Return Equity Portfolios of the Scudder Variable Series II, and the Equity Income, the Mid Cap Stock, and the Small Cap Stock Funds of the WM Variable Trust - Class 2 Shares) at December 31, 2001, the results of each of their operations for the periods then ended, and the changes in each of their net assets for the periods then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provides a reasonable basis for our opinion. The financial statements of the Separate Account as of December 31, 2000, and for the periods then ended were audited by other independent accountants whose report dated April 23, 2001, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Seattle, Washington
March 15, 2002

INDEPENDENT AUDITORS' REPORT

Board of Directors

Farmers New World Life Insurance Company
Mercer Island, Washington

We have audited the accompanying statement of assets and liabilities of the Capital Appreciation Portfolio of the Janus Aspen Series; the Bond, Growth and Income, International, and Money Market portfolios of the Scudder Variable Life Investment Fund; the Small Cap Growth, Kemper-Dreman High Return Equity, Government Securities, and High Yield portfolios of the Kemper Variable Series; the Foreign Bond and Low Duration Bond portfolios of the PIMCO Variable Insurance Trust; and the Developing Markets Securities Fund of the Franklin Templeton Variable Insurance Products Trust of Farmers New World Life Insurance Company's Farmers Variable Life Separate Account A as of December 31, 2000, and the related statements of operations and changes in net assets for the periods then ended of the Capital Appreciation Portfolio of the Janus Aspen Series; the Bond, Growth and Income, International, and Money Market portfolios of the Scudder Variable Life Investment Fund; the Small Cap Growth, Kemper-Dreman High Return Equity, Government Securities, and High Yield portfolios of the Kemper Variable Series; the Foreign Bond and Low Duration Bond of the PIMCO Variable Insurance Trust; and the Developing Markets Securities Fund of the Franklin Templeton Variable Insurance Products Trust of Farmers New World Life Insurance Company's Farmers Variable Life Separate Account A. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audit procedures included confirmations of securities owned as of December 31, 2000, by correspondence with the account custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Capital Appreciation Portfolio of the Janus Aspen Series; the Bond, Growth and Income, International, and Money Market portfolios of the Scudder Variable Life Investment Fund; the Small Cap Growth, Kemper-Dreman High Return Equity, Government Securities, and High Yield portfolios of the Kemper Variable Series; the Foreign Bond and Low Duration Bond portfolios of the PIMCO Variable Insurance Trust; and the Developing Markets Securities Fund of the Franklin Templeton Variable Insurance Products Trust of Farmers New World Life Insurance Company's Farmers Variable Life Separate Account A as of December 31, 2000, and the results of their operations and changes in their net assets for the periods then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

                                            April 23, 2001
                                            Seattle, Washington

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

                                                      SOCIAL                            SOCIALLY
                                                     SMALL CAP   QUALITY               RESPONSIBLE
                                                      GROWTH       BOND      SMALL CAP   GROWTH     GROWTH     INDEX 500    MID CAP
                                                     PORTFOLIO   PORTFOLIO   PORTFOLIO    FUND     PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                     ---------   ---------   --------- ----------- ---------   ---------   ---------
ASSETS

 Investments, at fair value:
   Calvert Variable Series, Inc.                     $  3,149
   Dreyfus Variable Investment Fund-Service
     Class Shares                                                $ 70,652    $122,518
   Dreyfus Socially Responsible Growth Fund,
     Inc.-Service Class Shares                                                           $4,485
   Fidelity Variable Insurance Products Funds
     VIP-Service Class Shares                                                                      $260,024    $210,224    $ 65,630
   Franklin Templeton Variable Insurance
     Products Trust-Class 2 Shares
   Goldman Sachs Variable Insurance Trust
   Janus Aspen Series
   PIMCO Variable Insurance Trust-Administrative
     Class Shares
   Scudder Variable Series I(1)
   Scudder Variable Series II(2)
   WM Variable Trust-Class 2 Shares
                                                     --------    --------    --------    ------    --------    --------    -------
     Total assets                                       3,149      70,652     122,518     4,485     260,024     210,224     65,630

LIABILITIES

   Payable to Farmers New World Life Insurance
     Company                                               --          --          --        --          --          --         --
                                                     --------    --------    --------    ------    --------    --------    -------

     Net assets                                      $  3,149    $ 70,652    $122,518    $4,485    $260,024    $210,224    $65,630
                                                     ========    ========    ========    ======    ========    ========    =======
 Accumulation units outstanding                           292       6,903      12,626       530      29,379      22,847      6,332
                                                     ========    ========    ========    ======    ========    ========    =======
 Unit value of accumulation units                    $  10.80    $  10.23    $   9.70    $ 8.46    $   8.85    $   9.20    $ 10.36
                                                     ========    ========    ========    ======    ========    ========    =======
 Shares owned in each portfolio                           213       6,225       3,498       169       7,767       1,618      3,359
                                                     ========    ========    ========    ======    ========    ========    =======
 Market value per share                              $  14.80    $  11.35    $  35.03    $26.59    $  33.48    $ 129.94    $ 19.54
                                                     ========    ========    ========    ======    ========    ========    =======
 Cost of investments                                 $  2,788    $ 72,101    $123,894    $4,365    $256,861    $208,182    $62,661
                                                     ========    ========    ========    ======    ========    ========    =======

(1) Formerly named Scudder Variable Life Investment Fund

(2) Formerly named Kemper Variable Series

(3) Formerly named PIMCO Low Duration Bond Portfolio

    The accompanying notes are an integral part of the financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2001


                                                                                                                          AGGRESSIVE
                                                                    GLOBAL    DEVELOPING                CORE                GROWTH
                                                                    ASSET       MARKETS    CAPITAL   SMALL CAP   MID CAP   PORTFOLIO
                                                       SMALL CAP  ALLOCATION  SECURITIES   GROWTH      EQUITY     VALUE    (SERVICE
                                                          FUND       FUND        FUND       FUND        FUND      FUND      SHARES)
                                                       ---------  ----------  ----------   -------    --------- --------   ---------
ASSETS

 Investments, at fair value:
   Calvert Variable Series, Inc.
   Dreyfus Variable Investment Fund-Service
     Class Shares

   Dreyfus Socially Responsible Growth Fund,
     Inc.-Service Class Shares
   Fidelity Variable Insurance Products Funds
     VIP-Service Class Shares

   Franklin Templeton Variable Insurance Products
     Trust-Class 2 Shares                               $ 61,822    $1,435    $ 12,858
   Goldman Sachs Variable Insurance Trust                                                 $197,405    $665     $243,622
   Janus Aspen Series                                                                                                     $135,706
   PIMCO Variable Insurance Trust-Administrative
     Class Shares
   Scudder Variable Series I(1)
   Scudder Variable Series II(2)
   WM Variable Trust-Class 2 Shares
                                                        --------    ------    --------    --------    ------   --------   --------
     Total assets                                         61,822     1,435      12,858     197,405     665      243,622    135,706

LIABILITIES

   Payable to Farmers New World Life Insurance
     Company                                                  --        --          --          --        --         --         --
                                                        --------    ------    --------    --------    ------   --------   --------
     Net assets                                         $ 61,822    $1,435    $ 12,858    $197,405    $  665   $243,622   $135,706
                                                        ========    ======    ========    ========    ======   ========   ========
 Accumulation units outstanding                            6,564       156       2,029      21,988        65     22,816     17,554
                                                        ========    ======    ========    ========    ======   ========   ========
 Unit value of accumulation units                       $   9.42    $ 9.22    $   6.34    $   8.98    $10.27   $  10.68   $   7.73
                                                        ========    ======    ========    ========    ======   ========   ========
 Shares owned in each portfolio                            3,463        93       2,701      19,184        61     21,579      6,245
                                                        ========    ======    ========    ========    ======   ========   ========
 Market value per share                                 $  17.85    $15.41    $   4.76    $  10.29    $10.84   $  11.29   $  21.73
                                                        ========    ======    ========    ========    ======   ========   ========
 Cost of investments                                    $ 57,953    $1,406    $ 12,727    $197,809    $  616   $241,978   $137,872
                                                        ========    ======    ========    ========    ======   ========   ========

(1) Formerly named Scudder Variable Life Investment Fund

(2) Formerly named Kemper Variable Series

(3) Formerly named PIMCO Low Duration Bond Portfolio


    The accompanying notes are an integral part of the financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2001


                                                                   CAPITAL                                        GLOBAL
                                                     BALANCED    APPRECIATION                           BOND     DISCOVERY  GROWTH
                                                     PORTFOLIO    PORTFOLIO     FOREIGN     LOW       PORTFOLIO  PORTFOLIO   AND
                                                     (SERVICE   (INSTITUTIONAL   BOND     DURATION    (CLASS A   (CLASS A   INCOME
                                                      SHARES)       SHARES)    PORTFOLIO PORTFOLIO(3)  SHARES)   SHARES)   PORTFOLIO
                                                     ---------  -------------- --------- ------------ ---------  --------- --------
ASSETS

 Investments, at fair value:
   Calvert Variable Series, Inc.
   Dreyfus Variable Investment Fund-Service Class
     Shares
   Dreyfus Socially Responsible Growth Fund,
     Inc.-Service Class Shares
   Fidelity Variable Insurance Products Funds
      VIP-Service Class Shares
   Franklin Templeton Variable Insurance Products
      Trust-Class 2 Shares
   Goldman Sachs Variable Insurance Trust
   Janus Aspen Series                                $ 13,955   $1,311,201
   PIMCO Variable Insurance Trust-Administrative
      Class Shares                                                             $ 67,588    $160,295
   Scudder Variable Series I(1)                                                                        $120,389   $93,029   $761,946
   Scudder Variable Series II(2)
   WM Variable Trust-Class 2 Shares
                                                     --------     ----------   --------    --------    --------   -------   --------
     Total assets                                      13,955      1,311,201     67,588     160,295     120,389    93,029    761,946

LIABILITIES

   Payable to Farmers New World Life Insurance
     Company                                               --             --         --          --          --        --         --
                                                     --------     ----------   --------    --------    --------   -------   --------
     Net assets                                      $ 13,955     $1,311,201   $ 67,588    $160,295    $120,389   $93,029   $761,946
                                                     ========     ==========   ========    ========    ========   =======   ========
 Accumulation units outstanding                         1,440        246,062      5,994      14,216      10,624    10,994     91,915
                                                     ========     ==========   ========    ========    ========   =======   ========
 Unit value of accumulation units                    $   9.69     $     5.33   $  11.27   $   11.28    $  11.33   $  8.46   $   8.29
                                                     ========     ==========   ========    ========    ========   =======   ========
 Shares owned in each portfolio                           599         63,282      6,975      16,110      17,448    10,693     85,612
                                                     ========     ==========   ========    ========    ========   =======   ========
 Market value per share                              $  23.31     $    20.72   $   9.69    $   9.95    $   6.90   $  8.70   $   8.90
                                                     ========     ==========   ========    ========    ========   =======   ========
 Cost of investments                                 $ 13,902     $1,417,555   $ 67,369    $160,505    $118,141   $91,725   $798,337
                                                     ========     ==========   ========    ========    ========   =======   ========

(1) Formerly named Scudder Variable Life Investment Fund

(2) Formerly named Kemper Variable Series

(3) Formerly named PIMCO Low Duration Bond Portfolio


    The accompanying notes are an integral part of the financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2001

                                                                                                                DREMAN
                                                   INTERNATIONAL                                                HIGH
                                                    PORTFOLIO      MONEY    GOVERNMENT    HIGH     SMALL CAP    RETURN      EQUITY
                                                     (CLASS A     MARKET    SECURITIES   YIELD      GROWTH      EQUITY      INCOME
                                                     SHARES)     PORTFOLIO   PORTFOLIO  PORTFOLIO  PORTFOLIO   PORTFOLIO     FUND
                                                   ------------- ---------  ----------  ---------  ---------   ----------   ------
ASSETS

 Investments, at fair value:
   Calvert Variable Series, Inc.
   Dreyfus Variable Investment Fund-Service
     Class Shares
   Dreyfus Socially Responsible Growth Fund,
     Inc.-Service Class Shares
   Fidelity Variable Insurance Products Funds
     VIP-Service Class Shares
   Franklin Templeton Variable Insurance
     Products Trust-Class 2 Shares
   Goldman Sachs Variable Insurance Trust
   Janus Aspen Series
   PIMCO Variable Insurance Trust-Administrative
     Class Shares

   Scudder Variable Series I(1)                      $355,652     $13,596
   Scudder Variable Series II(2)                                             $228,643    $60,631    $85,110    $1,049,639
   WM Variable Trust-Class 2 Shares                                                                                         $9,272
                                                     --------     -------    --------    -------    -------    ----------   ------
     Total assets                                     355,652      13,596     228,643     60,631     85,110     1,049,639    9,272

LIABILITIES

   Payable to Farmers New World Life Insurance
     Company                                               --          --          --         --         --            --       --
                                                     --------     -------    --------    -------    -------    ----------   ------

     Net assets                                      $355,652     $13,596    $228,643    $60,631    $85,110    $1,049,639   $9,272
                                                     ========     =======    ========    =======    =======    ==========   ======
 Accumulation units outstanding                        65,699       1,268      19,761      6,532     18,580        76,910      902
                                                     ========     =======    ========    =======    =======    ==========   ======
 Unit value of accumulation units                    $   5.41     $ 10.72    $  11.57    $  9.28    $  4.58    $    13.65   $10.28
                                                     ========     =======    ========    =======    =======    ==========   ======
 Shares owned in each portfolio                        44,180      13,596      18,544      7,439      6,639        97,099      720
                                                     ========     =======    ========    =======    =======    ==========   ======
 Market value per share                              $   8.05     $  1.00    $  12.33    $  8.15    $ 12.82    $    10.81   $12.87
                                                     ========     =======    ========    =======    =======    ==========   ======
 Cost of investments                                 $398,886     $13,596    $222,764    $60,307    $90,328    $1,035,594   $8,940
                                                     ========     =======    ========    =======    =======    ==========   ======

(1) Formerly named Scudder Variable Life Investment Fund

(2) Formerly named Kemper Variable Series

(3) Formerly named PIMCO Low Duration Bond Portfolio

    The accompanying notes are an integral part of the financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2001


                                                                               MID CAP        SMALL CAP
                                                                               STOCK            STOCK
                                                                                FUND             FUND            TOTALS
                                                                              ----------      ----------       ----------
ASSETS

 Investments, at fair value:
   Calvert Variable Series, Inc.                                                                               $    3,149
   Dreyfus Variable Investment Fund-Service Class Shares                                                          193,170
   Dreyfus Socially Responsible Growth Fund, Inc.-Service Class Shares                                              4,485
   Fidelity Variable Insurance Products Funds VIP-Service Class Shares                                            535,878
   Franklin Templeton Variable Insurance Products Trust-Class 2 Shares                                             76,115
   Goldman Sachs Variable Insurance Trust                                                                         441,692
   Janus Aspen Series                                                                                           1,460,862
   PIMCO Variable Insurance Trust-Administrative Class Shares                                                     227,883
   Scudder Variable Series I(1)                                                                                 1,344,612
   Scudder Variable Series II(2)                                                                                1,424,023
   WM Variable Trust-Class 2 Shares                                           $   76,228        $70,061           155,561
                                                                              ----------        -------        ----------
     Total assets                                                                 76,228         70,061         5,867,430

LIABILITIES

   Payable to Farmers New World Life Insurance Company                                --             --                --
                                                                              ----------        -------        ----------
     Net assets                                                               $   76,228        $70,061        $5,867,430
                                                                              ==========        =======        ==========
 Accumulation units outstanding                                                    7,209          7,266
                                                                              ==========        =======
 Unit value of accumulation units                                             $    10.57        $  9.64
                                                                              ==========        =======
 Shares owned in each portfolio                                                    5,806          6,167
                                                                              ==========        =======
 Market value per share                                                       $    13.13        $ 11.36
                                                                              ==========        =======
 Cost of investments                                                          $   71,801        $64,625
                                                                              ==========        =======

(1) Formerly named Scudder Variable Life Investment Fund

(2) Formerly named Kemper Variable Series

(3) Formerly named PIMCO Low Duration Bond Portfolio

    The accompanying notes are an integral part of the financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS FOR THE PERIODS ENDED
DECEMBER 31, 2001 AND 2000

                                                                                                                       DREYFUS
                                                CALVERT VARIABLE                                                SOCIALLY RESPONSIBLE
                                                  SERIES, INC.          DREYFUS VARIABLE INVESTMENT FUND          GROWTH FUND, INC.
                                               ------------------   -----------------------------------------   --------------------
                                                SOCIAL SMALL CAP        QUALITY                                 SOCIALLY RESPONSIBLE
                                                GROWTH PORTFOLIO     BOND PORTFOLIO       SMALL CAP PORTFOLIO       GROWTH FUND
                                               ------------------   ------------------    -------------------   --------------------
                                               2001(1)       2000   2001(1)       2000     2001(1)       2000     2001(1)      2000
                                               -------      -----   -------       ----     -------       ----     -------      ----
Investment income:
  Dividends and capital gain distributions      $  54       $ --    $ 1,675       $ --     $ 7,601       $ --      $  --       $ --
                                                -----       ----    -------       ----     -------       ----      -----       ----
    Total investment income                        54         --      1,675         --       7,601         --         --         --
                                                -----       ----    -------       ----     -------       ----      -----       ----
Expenses:
  Mortality and expense risk                       (7)        --       (167)        --        (282)        --        (13)        --
                                                -----       ----    -------       ----     -------       ----      -----       ----
    Total expenses                                 (7)        --       (167)        --        (282)        --        (13)        --
                                                -----       ----    -------       ----     -------       ----      -----       ----
    Net investment income (loss)                   47         --      1,508         --       7,319         --        (13)        --
                                                -----       ----    -------       ----     -------       ----      -----       ----
Realized gains (losses) on investments:

  Proceeds from sales                             118         --        736         --       1,563         --        264         --
  Cost of investments sold                       (129)        --       (744)        --      (1,745)        --       (290)        --
                                                -----       ----    -------       ----     -------       ----      -----       ----
    Net realized losses from investment
      transactions                                (11)        --         (8)        --        (182)        --        (26)        --
                                                -----       ----    -------       ----     -------       ----      -----       ----
Net unrealized appreciation (depreciation)
   of investments:

  Beginning of period                              --         --         --         --          --         --         --         --
  End of period                                   361         --     (1,449)        --      (1,376)        --        120         --
                                                -----       ----    -------       ----     -------       ----      -----       ----
    Change in net unrealized appreciation
      (depreciation) of investments               361         --     (1,449)        --      (1,376)        --        120         --
                                                -----       ----    -------       ----     -------       ----      -----       ----
    Net increase (decrease) in net assets
     from operations                            $ 397       $ --    $    51       $ --     $ 5,761       $ --      $  81       $ --
                                                =====       ====    =======       ====     =======       ====      =====       ====

(1) For the period beginning May 1, 2001 and ended December 31, 2001 (Note 1)

(2) Formerly named Scudder Variable Life Investment Fund

(3) Formerly named Kemper Variable Series

(4) Formerly named PIMCO Low Duration Bond Portfolio

(5) For the period beginning May 8, 2000 and ended December 31, 2000

(6) For the period beginning May 10, 2000 and ended December 31, 2000

(7) For the period beginning August 14, 2000 and ended December 31, 2000

(8) For the period beginning June 13, 2000 and ended December 31, 2000

(9) For the period beginning September 25, 2000 and ended December 31, 2000

(10) For the period beginning July 19, 2000 and ended December 31, 2000

    The accompanying notes are an integral part of the financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000


                                                                    FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS VIP
                                                              ----------------------------------------------------------
                                                               GROWTH PORTFOLIO  INDEX 500 PORTFOLIO   MID CAP PORTFOLIO
                                                              -----------------  -------------------   -----------------
                                                               2001(1)     2000   2001(1)      2000    2001(1)      2000
                                                              ---------    ----   --------    ------   --------    -----
Investment income:
  Dividends and capital gain distributions                    $    --     $  --   $    --     $  --    $    --     $  --
                                                              -------     -----   -------     -----    -------     -----
    Total investment income                                        --        --        --        --         --        --
                                                              -------     -----   -------     -----    -------     -----
Expenses:
  Mortality and expense risk                                     (616)       --      (494)       --       (161)       --
                                                              -------     -----   -------     -----    -------     -----
    Total expenses                                               (616)       --      (494)       --       (161)       --
                                                              -------     -----   -------     -----    -------     -----
    Net investment income (loss)                                 (616)       --      (494)       --       (161)       --
                                                              -------     -----   -------     -----    -------     -----
Realized gains (losses) on investments:

  Proceeds from sales                                           3,473        --     2,710        --        976        --
  Cost of investments sold                                     (3,982)       --    (2,998)       --     (1,000)       --
                                                              -------     -----   -------     -----    -------     -----
    Net realized losses from investment
      transactions                                               (509)       --      (288)       --        (24)       --
                                                              -------     -----   -------     -----    -------     -----
Net unrealized appreciation (depreciation)
   of investments:

  Beginning of period                                              --        --        --        --         --        --
                                                              -------     -----   -------     -----    -------     -----
  End of period                                                 3,163        --     2,042        --      2,969        --
                                                              -------     -----   -------     -----    -------     -----
    Change in net unrealized appreciation
      (depreciation) of investments                             3,163        --     2,042        --      2,969        --
                                                              -------     -----   -------     -----    -------     -----
    Net increase (decrease) in net assets
      from operations                                         $ 2,038     $  --   $ 1,260     $  --    $ 2,784     $  --
                                                              =======     =====   =======     =====    =======     =====

                                                                 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                                                              ----------------------------------------------------------
                                                                                    GLOBAL ASSET      DEVELOPING MARKETS
                                                               SMALL CAP FUND     ALLOCATION FUND      SECURITIES FUND
                                                              -----------------   ---------------    -------------------
                                                              2001(1)      2000   2001(1)    2000      2001     2000(10)
                                                              --------    -----   --------  -----    ---------  --------
Investment income:
  Dividends and capital gain distributions                    $    13     $  --    $ --     $  --    $     31     $ --
                                                              -------     -----    ----     -----    --------     ----
    Total investment income                                        13        --      --        --          31       --
                                                              -------     -----    ----     -----    --------     ----
Expenses:
  Mortality and expense risk                                     (145)       --      (1)       --         (45)      (2)
                                                              -------     -----    ----     -----    --------     ----
    Total expenses                                               (145)       --      (1)       --         (45)      (2)
                                                              -------     -----    ----     -----    --------     ----
    Net investment income (loss)                                 (132)       --      (1)       --         (14)      (2)
                                                              -------     -----    ----     -----    --------     ----
Realized gains (losses) on investments:

  Proceeds from sales                                             860        --      50        --      10,484       58
  Cost of investments sold                                     (1,005)       --     (51)       --     (11,653)     (66)
                                                              -------     -----    ----     -----    --------     ----
    Net realized losses from investment
      transactions                                               (145)       --      (1)       --      (1,169)      (8)
                                                              -------     -----    ----     -----    --------     ----
Net unrealized appreciation (depreciation)
   of investments:

  Beginning of period                                              --        --      --        --          (5)      --
                                                              -------     -----    ----     -----    --------     ----
  End of period                                                 3,869        --      29        --         131       (5)
                                                              -------     -----    ----     -----    --------     ----
    Change in net unrealized appreciation
      (depreciation) of investments                             3,869        --      29        --         136       (5)
                                                              -------     -----    ----     -----    --------     ----
    Net increase (decrease) in net assets
      from operations                                         $ 3,592     $  --    $ 27     $  --    $ (1,047)    $(15)
                                                              =======     =====    ====     =====    ========     ====

(1) For the period beginning May 1, 2001 and ended December 31, 2001 (Note 1)

(2) Formerly named Scudder Variable Life Investment Fund

(3) Formerly named Kemper Variable Series

(4) Formerly named PIMCO Low Duration Bond Portfolio

(5) For the period beginning May 8, 2000 and ended December 31, 2000

(6) For the period beginning May 10, 2000 and ended December 31, 2000

(7) For the period beginning August 14, 2000 and ended December 31, 2000

(8) For the period beginning June 13, 2000 and ended December 31, 2000

(9) For the period beginning September 25, 2000 and ended December 31, 2000

(10) For the period beginning July 19, 2000 and ended December 31, 2000

    The accompanying notes are an integral part of the financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000


                                                             GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                                ----------------------------------------------------------------
                                                      CAPITAL             CORE SMALL
                                                   GROWTH FUND          CAP EQUITY FUND       MID CAP VALUE FUND
                                                ------------------     ----------------      -------------------
                                                2001(1)       2000     2001(1)     2000      2001(1)        2000
                                                --------      ----     -------     ----      --------       ----
Investment income:
  Dividends and capital gain distributions      $   936        $--      $  2       $ --      $ 12,669        $--
                                                -------        ---      ----       ----      --------        ---
    Total investment income                         936         --         2         --        12,669         --
                                                -------        ---      ----       ----      --------        ---
Expenses:
  Mortality and expense risk                       (473)        --        (1)        --          (575)        --
                                                -------        ---      ----       ----      --------        ---
    Total expenses                                 (473)        --        (1)        --          (575)        --
                                                -------        ---      ----       ----      --------        ---
    Net investment income (loss)                    463         --         1         --        12,094         --
                                                -------        ---      ----       ----      --------        ---
Realized gains (losses) on investments:

  Proceeds from sales                             2,776         --        67         --         3,499         --
  Cost of investments sold                       (3,107)        --       (70)        --        (3,618)        --
                                                -------        ---      ----       ----      --------        ---
    Net realized losses from investment
      transactions                                 (331)        --        (3)        --          (119)        --
                                                -------        ---      ----       ----      --------        ---
Net unrealized appreciation (depreciation)
  of investments:

  Beginning of period                                --         --        --         --            --         --
  End of period                                    (404)        --        49         --         1,644         --
                                                -------        ---      ----       ----      --------        ---
    Change in net unrealized appreciation
      (depreciation) of investments                (404)        --        49         --         1,644         --
                                                -------        ---      ----       ----      --------        ---
    Net increase (decrease) in net assets
      from operations                           $  (272)       $--      $ 47       $ --      $ 13,619        $--
                                                =======        ===      ====       ====      ========        ===

                                                                      JANUS ASPEN SERIES
                                               ------------------------------------------------------------------------
                                                   AGGRESSIVE                                   CAPITAL APPRECIATION
                                                GROWTH PORTFOLIO       BALANCED PORTFOLIO        PORTFOLIO (INSTITU-
                                                (SERVICE SHARES)        (SERVICE SHARES)           TIONAL SHARES)
                                               ------------------      ------------------      ------------------------
                                               2001(1)       2000      2001(1)       2000        2001           2000(5)
                                               -------       ----      -------       ----      ---------       --------
Investment income:
  Dividends and capital gain distributions     $    --       $ --      $   119       $ --      $  15,848       $  1,001
                                               -------       ----      -------       ----      ---------       --------
    Total investment income                         --         --          119         --         15,848          1,001
                                               -------       ----      -------       ----      ---------       --------
Expenses:
  Mortality and expense risk                      (315)        --          (37)        --         (6,382)          (242)
                                               -------       ----      -------       ----      ---------       --------
    Total expenses                                (315)        --          (37)        --         (6,382)          (242)
                                               -------       ----      -------       ----      ---------       --------
    Net investment income (loss)                  (315)        --           82         --          9,466            759
                                               -------       ----      -------       ----      ---------       --------
Realized gains (losses) on investments:

  Proceeds from sales                            1,938         --        1,682         --        118,019         12,078
  Cost of investments sold                      (2,517)        --       (1,739)        --       (156,301)       (14,742)
                                               -------       ----      -------       ----      ---------       --------
    Net realized losses from investment
      transactions                                (579)        --          (57)        --        (38,282)        (2,664)
                                               -------       ----      -------       ----      ---------       --------
Net unrealized appreciation (depreciation)
  of investments:

  Beginning of period                               --         --           --         --        (12,319)            --
  End of period                                 (2,166)        --           53         --       (106,354)       (12,318)
                                               -------       ----      -------       ----      ---------       --------
    Change in net unrealized appreciation
      (depreciation) of investments             (2,166)        --           53         --        (94,035)       (12,318)
                                               -------       ----      -------       ----      ---------       --------
    Net increase (decrease) in net assets
      from operations                          $(3,060)      $ --      $    78       $ --      $(122,851)      $(14,223)
                                               =======       ====      =======       ====      =========       ========

(1) For the period beginning May 1, 2001 and ended December 31, 2001 (Note 1)

(2) Formerly named Scudder Variable Life Investment Fund

(3) Formerly named Kemper Variable Series

(4) Formerly named PIMCO Low Duration Bond Portfolio

(5) For the period beginning May 8, 2000 and ended December 31, 2000

(6) For the period beginning May 10, 2000 and ended December 31, 2000

(7) For the period beginning August 14, 2000 and ended December 31, 2000

(8) For the period beginning June 13, 2000 and ended December 31, 2000

(9) For the period beginning September 25, 2000 and ended December 31, 2000

(10) For the period beginning July 19, 2000 and ended December 31, 2000

    The accompanying notes are an integral part of the financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000


                                                                        PIMCO VARIABLE INSURANCE TRUST
                                                                ------------------------------------------------
                                                                       FOREIGN                   LOW
                                                                    BOND PORTFOLIO        DURATION PORTFOLIO(4)
                                                                ---------------------     ----------------------
                                                                 2001         2000(8)       2001         2000(5)
                                                                -------      --------     --------      --------
Investment income:
  Dividends and capital gain distributions                      $ 1,005       $  15       $  5,769       $    74
                                                                -------       -----       --------       -------
    Total investment income                                       1,005          15          5,769            74
                                                                -------       -----       --------       -------
Expenses:
  Mortality and expense risk                                       (194)         (2)          (670)          (14)
                                                                -------       -----       --------       -------
    Total expenses                                                 (194)         (2)          (670)          (14)
                                                                -------       -----       --------       -------
    Net investment income (loss)                                    811          13          5,099            60
                                                                -------       -----       --------       -------
Realized gains (losses) on investments:

  Proceeds from sales                                             6,747         111         12,932         1,623
  Cost of investments sold                                       (6,821)       (111)       (13,189)       (1,624)
                                                                -------       -----       --------       -------
    Net realized losses from investment transactions                (74)         --           (257)           (1)
                                                                -------       -----       --------       -------
Net unrealized appreciation (depreciation) of investments:

  Beginning of period                                                (2)         --             37            --
  End of period                                                     219          (2)          (210)           37
                                                                -------       -----       --------       -------
    Change in net unrealized appreciation (depreciation)
       of investments                                               221          (2)          (247)           37
                                                                -------       -----       --------       -------
    Net increase (decrease) in net assets from operations       $   958       $  11       $  4,595       $    96
                                                                =======       =====       ========       =======

                                                                           SCUDDER VARIABLE SERIES I(2)
                                                                -------------------------------------------------
                                                                                                    GLOBAL
                                                                    BOND PORTFOLIO           DISCOVERY PORTFOLIO
                                                                   (CLASS A SHARES)           (CLASS A SHARES)
                                                                -----------------------      --------------------
                                                                  2001          2000(5)       2001(1)       2000
                                                                --------       --------      --------      ------
Investment income:
  Dividends and capital gain distributions                      $  2,082       $    --       $    --       $   --
                                                                --------       -------       -------       ------
    Total investment income                                        2,082            --            --           --
                                                                --------       -------       -------       ------
Expenses:
  Mortality and expense risk                                        (692)          (17)         (222)          --
                                                                --------       -------       -------       ------
    Total expenses                                                  (692)          (17)         (222)          --
                                                                --------       -------       -------       ------
    Net investment income (loss)                                   1,390           (17)         (222)          --
                                                                --------       -------       -------       ------
Realized gains (losses) on investments:

  Proceeds from sales                                             23,411         3,109         1,238           --
  Cost of investments sold                                       (23,715)       (3,105)       (1,455)          --
                                                                --------       -------       -------       ------
    Net realized losses from investment transactions                (304)            4          (217)          --
                                                                --------       -------       -------       ------
Net unrealized appreciation (depreciation) of investments:

  Beginning of period                                                274            --            --           --
  End of period                                                    2,248           274         1,304           --
                                                                --------       -------       -------       ------
    Change in net unrealized appreciation (depreciation)
       of investments                                              1,974           274         1,304           --
                                                                --------       -------       -------       ------
    Net increase (decrease) in net assets from operations       $  3,060       $   261       $   865       $   --
                                                                ========       =======       =======       ======

(1) For the period beginning May 1, 2001 and ended December 31, 2001 (Note 1)

(2) Formerly named Scudder Variable Life Investment Fund

(3) Formerly named Kemper Variable Series

(4) Formerly named PIMCO Low Duration Bond Portfolio

(5) For the period beginning May 8, 2000 and ended December 31, 2000

(6) For the period beginning May 10, 2000 and ended December 31, 2000

(7) For the period beginning August 14, 2000 and ended December 31, 2000

(8) For the period beginning June 13, 2000 and ended December 31, 2000

(9) For the period beginning September 25, 2000 and ended December 31, 2000

(10) For the period beginning July 19, 2000 and ended December 31, 2000

    The accompanying notes are an integral part of the financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000


                                                                    SCUDDER VARIABLE SERIES I, CONTINUED(2)
                                                --------------------------------------------------------------------------------
                                                      GROWTH AND             INTERNATIONAL PORTFOLIO               MONEY
                                                    INCOME PORTFOLIO              (CLASS A SHARES)            MARKET PORTFOLIO
                                                -----------------------       ----------------------       ---------------------
                                                  2001          2000(5)         2001         2000(5)         2001        2000(9)
                                                ---------       -------       --------       -------       --------      -------
Investment income:
  Dividends and capital gain distributions      $  13,483       $    --       $ 11,504       $    --       $    524       $   3
                                                ---------       -------       --------       -------       --------       -----
    Total investment income                        13,483            --         11,504            --            524           3
                                                ---------       -------       --------       -------       --------       -----
Expenses:
  Mortality and expense risk                       (4,204)         (178)        (1,242)          (30)          (105)         (2)
                                                ---------       -------       --------       -------       --------       -----
    Total expenses                                 (4,204)         (178)        (1,242)          (30)          (105)         (2)
                                                ---------       -------       --------       -------       --------       -----
    Net investment income (loss)                    9,279          (178)        10,262           (30)           419           1
                                                ---------       -------       --------       -------       --------       -----
Realized gains (losses) on investments:

  Proceeds from sales                             101,194         5,496         13,698         1,862         33,082         112
  Cost of investments sold                       (116,397)       (5,850)       (21,733)       (2,093)       (33,082)       (112)
                                                ---------       -------       --------       -------       --------       -----
    Net realized losses from investment
      transactions                                (15,203)         (354)        (8,035)         (231)            --          --
                                                ---------       -------       --------       -------       --------       -----
Net unrealized appreciation (depreciation)
  of investments:

  Beginning of period                              (2,388)           --             13            --             --          --
                                                ---------       -------       --------       -------       --------       -----
  End of period                                   (36,391)       (2,388)       (43,234)           13             --          --
                                                ---------       -------       --------       -------       --------       -----
    Change in net unrealized appreciation
      (depreciation) of investments               (34,003)       (2,388)       (43,247)           13             --          --
                                                ---------       -------       --------       -------       --------       -----
    Net increase (decrease) in net assets
      from operations                           $ (39,927)      $(2,920)      $(41,020)      $  (248)      $    419       $   1
                                                =========       =======       ========       =======       ========       =====

(1) For the period beginning May 1, 2001 and ended December 31, 2001 (Note 1)

(2) Formerly named Scudder Variable Life Investment Fund

(3) Formerly named Kemper Variable Series

(4) Formerly named PIMCO Low Duration Bond Portfolio

(5) For the period beginning May 8, 2000 and ended December 31, 2000

(6) For the period beginning May 10, 2000 and ended December 31, 2000

(7) For the period beginning August 14, 2000 and ended December 31, 2000

(8) For the period beginning June 13, 2000 and ended December 31, 2000

(9) For the period beginning September 25, 2000 and ended December 31, 2000

(10) For the period beginning July 19, 2000 and ended December 31, 2000

    The accompanying notes are an integral part of the financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000


                                                                        SCUDDER VARIABLE SERIES II(3)
                                             --------------------------------------------------------------------------------------
                                                  GOVERNMENT                                    SMALL            DREMAN HIGH RETURN
                                             SECURITIES PORTFOLIO  HIGH YIELD PORTFOLIO  CAP GROWTH PORTFOLIO     EQUITY PORTFOLIO
                                             --------------------  --------------------  --------------------   -------------------
                                               2001       2000(5)     2001     2000(7)     2001       2000(6)     2001      2000(5)
                                             --------    --------    -------   -------   --------    --------   --------    -------
Investment income:
  Dividends and capital gain distributions   $  2,314    $    --     $   252    $ --     $  4,223    $    --    $  3,047    $    --
                                             --------    -------     -------    ----     --------    -------    --------    -------
    Total investment income                     2,314         --         252      --        4,223         --       3,047         --
                                             --------    -------     -------    ----     --------    -------    --------    -------
Expenses:
  Mortality and expense risk                     (996)       (21)       (149)     (2)        (426)       (16)     (4,335)      (132)
                                             --------    -------     -------    ----     --------    -------    --------    -------
    Total expenses                               (996)       (21)       (149)     (2)        (426)       (16)     (4,335)      (132)
                                             --------    -------     -------    ----     --------    -------    --------    -------
    Net investment income (loss)                1,318        (21)        103      (2)       3,797        (16)     (1,288)      (132)

Realized gains (losses) on investments:

  Proceeds from sales                          51,869      1,658       4,031      48       12,390        245      80,612      4,887
  Cost of investments sold                    (52,255)    (1,655)     (4,322)    (50)     (20,720)      (328)    (83,247)    (4,990)
                                             --------    -------     -------    ----     --------    -------    --------    -------
    Net realized losses from investment
      transactions                               (386)         3        (291)     (2)      (8,330)       (83)     (2,635)      (103)
                                             --------    -------     -------    ----     --------    -------    --------    -------
Net unrealized appreciation (depreciation)
  of investments:

  Beginning of period                             330         --          (3)     --       (1,147)        --       7,249         --
  End of period                                 5,879        330         324      (3)      (5,218)    (1,147)     14,045      7,249
                                             --------    -------     -------    ----     --------    -------    --------    -------
    Change in net unrealized appreciation
      (depreciation) of investments             5,549        330         327      (3)      (4,071)    (1,147)      6,796      7,249
                                             --------    -------     -------    ----     --------    -------    --------    -------
    Net increase (decrease) in net assets
      from operations                        $  6,481    $   312     $   139    $ (7)    $ (8,604)   $(1,246)   $  2,873    $ 7,014
                                             ========    =======     =======    ====     ========    =======    ========    =======

(1) For the period beginning May 1, 2001 and ended December 31, 2001 (Note 1)

(2) Formerly named Scudder Variable Life Investment Fund

(3) Formerly named Kemper Variable Series

(4) Formerly named PIMCO Low Duration Bond Portfolio

(5) For the period beginning May 8, 2000 and ended December 31, 2000

(6) For the period beginning May 10, 2000 and ended December 31, 2000

(7) For the period beginning August 14, 2000 and ended December 31, 2000

(8) For the period beginning June 13, 2000 and ended December 31, 2000

(9) For the period beginning September 25, 2000 and ended December 31, 2000

(10) For the period beginning July 19, 2000 and ended December 31, 2000

    The accompanying notes are an integral part of the financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000


                                                                     WM VARIABLE TRUST
                                                     ---------------------------------------------------
                                                        EQUITY             MID CAP           SMALL
                                                      INCOME FUND        STOCK FUND      CAP STOCK FUND            TOTALS
                                                     --------------    --------------    ---------------    ----------------------
                                                     2001(1)   2000    2001(1)   2000    2001(1)    2000      2001         2000
                                                     -------   ----    -------   ----    -------    ----    ---------     --------
Investment income:
  Dividends and capital gain distributions            $  --     $--    $    4     $--    $ 1,326     $--    $  84,481     $  1,093
                                                      -----     ---    ------     ---    -------     ---    ---------     --------
    Total investment income                              --      --         4      --      1,326      --       84,481        1,093
                                                      -----     ---    ------     ---    -------     ---    ---------     --------
Expenses:
  Mortality and expense risk                            (14)     --      (177)     --       (153)     --      (23,293)        (658)
                                                      -----     ---    ------     ---    -------     ---    ---------     --------
    Total expenses                                      (14)     --      (177)     --       (153)     --      (23,293)        (658)
                                                      -----     ---    ------     ---    -------     ---    ---------     --------
    Net investment income (loss)                        (14)     --      (173)     --      1,173      --       61,188          435
                                                      -----     ---    ------     ---    -------     ---    ---------     --------

Realized gains (losses) on investments:
  Proceeds from sales                                   449      --       861      --        960      --      492,689       31,287
  Cost of investments sold                             (456)     --      (879)     --     (1,395)     --     (570,615)     (34,726)
                                                      -----     ---    ------     ---    -------     ---    ---------     --------
    Net realized losses from investment
      transactions                                       (7)     --       (18)     --       (435)     --      (77,926)      (3,439)
                                                      -----     ---    ------     ---    -------     ---    ---------     --------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of period                                    --      --        --      --         --      --       (7,961)          --
  End of period                                         332      --     4,427      --      5,436      --     (148,158)      (7,960)
                                                      -----     ---    ------     ---    -------     ---    ---------     --------
    Change in net unrealized appreciation
      (depreciation) of investments                     332      --     4,427      --      5,436      --     (140,197)      (7,960)
                                                      -----     ---    ------     ---    -------     ---    ---------     --------
    Net increase (decrease) in net assets
      from operations                                 $ 311     $--    $4,236     $--    $ 6,174     $--    $(156,935)    $(10,964)
                                                      =====     ===    ======     ===    =======     ===    =========     ========

(1) For the period beginning May 1, 2001 and ended December 31, 2001 (Note 1)

(2) Formerly named Scudder Variable Life Investment Fund

(3) Formerly named Kemper Variable Series

(4) Formerly named PIMCO Low Duration Bond Portfolio

(5) For the period beginning May 8, 2000 and ended December 31, 2000

(6) For the period beginning May 10, 2000 and ended December 31, 2000

(7) For the period beginning August 14, 2000 and ended December 31, 2000

(8) For the period beginning June 13, 2000 and ended December 31, 2000

(9) For the period beginning September 25, 2000 and ended December 31, 2000

(10) For the period beginning July 19, 2000 and ended December 31, 2000

    The accompanying notes are an integral part of the financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000


                                                            CALVERT
                                                      VARIABLE SERIES, INC.      DREYFUS VARIABLE INVESTMENT FUND
                                                   --------------------------      ---------------------------
                                                        SOCIAL SMALL CAP                    QUALITY
                                                        GROWTH PORTFOLIO                BOND PORTFOLIO
                                                   --------------------------      ---------------------------
                                                    2001(1)           2000          2001(1)            2000
                                                   ---------       ----------      ---------       -----------
Increase (decrease) in net assets:
  From operations:
     Net investment income (loss)                  $      47       $       --      $   1,508       $        --
     Net realized loss from investment
         transactions                                    (11)              --             (8)               --
     Change in net unrealized appreciation
        (depreciation) of investments                    361               --         (1,449)               --
                                                   ---------       ----------      ---------       -----------
     Net increase (decrease) in net assets
        resulting from operations                        397               --             51                --
                                                   ---------       ----------      ---------       -----------
  From contract transactions:
     Payments received from contract owners              714               --         32,772                --
     Transfers for contract benefits and
        terminations                                      --               --            (50)               --
     Contract maintenance charges                       (357)              --        (12,585)               --
     Transfers between subaccounts (including
        fixed account), net                            2,395               --         50,464                --
                                                   ---------       ----------      ---------       -----------
     Net increase in net assets from contract
        transactions                                   2,752               --         70,601                --
                                                   ---------       ----------      ---------       -----------
     Total increase in net assets                      3,149               --         70,652                --
Net assets at beginning of period                         --               --             --                --
                                                   ---------       ----------      ---------       -----------
Net assets at end of period                        $   3,149       $       --      $  70,652       $        --
                                                   =========       ==========      =========       ===========
Analysis of increase (decrease) in units
  outstanding:
  Units sold                                             304               --          6,987                --
  Units redeemed                                         (12)              --            (84)               --
                                                   ---------       ----------      ---------       -----------
     Increase (decrease) in units outstanding            292               --          6,903                --
Beginning units                                           --               --             --                --
                                                   ---------       ----------      ---------       -----------
Ending units                                             292               --          6,903                --
                                                   =========       ==========      =========       ===========

                                                                                            DREYFUS
                                                                                     SOCIALLY RESPONSIBLE
                                                DREYFUS VARIABLE INVESTMENT FUND        GROWTH FUND, INC.
                                                   --------------------------      --------------------------
                                                                                     SOCIALLY RESPONSIBLE
                                                      SMALL CAP PORTFOLIO                GROWTH FUND
                                                   --------------------------      --------------------------
                                                    2001(1)           2000          2001(1)           2000
                                                   ---------       ----------      ---------       ----------
Increase (decrease) in net assets:
  From operations:
     Net investment income (loss)                  $   7,319       $       --      $     (13)      $       --
     Net realized loss from investment
         transactions                                   (182)              --            (26)              --
     Change in net unrealized appreciation
        (depreciation) of investments                 (1,376)              --            120               --
                                                   ---------       ----------      ---------       ----------
     Net increase (decrease) in net assets
        resulting from operations                      5,761               --             81               --
                                                   ---------       ----------      ---------       ----------
  From contract transactions:
     Payments received from contract owners           61,966               --            977               --
     Transfers for contract benefits and
        terminations                                     (88)              --             (8)              --
     Contract maintenance charges                    (21,993)              --           (363)              --
     Transfers between subaccounts (including
        fixed account), net                           76,872               --          3,798               --
                                                   ---------       ----------      ---------       ----------
     Net increase in net assets from contract
        transactions                                 116,757               --          4,404               --
                                                   ---------       ----------      ---------       ----------
     Total increase in net assets                    122,518               --          4,485               --
Net assets at beginning of period                         --               --             --               --
                                                   ---------       ----------      ---------       ----------
Net assets at end of period                        $ 122,518       $       --      $   4,485       $       --
                                                   =========       ==========      =========       ==========
Analysis of increase (decrease) in units
  outstanding:
  Units sold                                          12,746               --            559               --
  Units redeemed                                        (120)              --            (29)              --
                                                   ---------       ----------      ---------       ----------
     Increase (decrease) in units outstanding         12,626               --            530               --
Beginning units                                           --               --             --               --
                                                   ---------       ----------      ---------       ----------
Ending units                                          12,626               --            530               --
                                                   =========       ==========      =========       ==========

(1) For the period beginning May 1, 2001 and ended December 31, 2001 (Note 1)

(2) Formerly named Scudder Variable Life Investment Fund

(3) Formerly named Kemper Variable Series

(4) Formerly named PIMCO Low Duration Bond Portfolio

(5) For the period beginning May 8, 2000 and ended December 31, 2000

(6) For the period beginning May 10, 2000 and ended December 31, 2000

(7) For the period beginning August 14, 2000 and ended December 31, 2000

(8) For the period beginning June 13, 2000 and ended December 31, 2000

(9) For the period beginning September 25, 2000 and ended December 31, 2000

(10) For the period beginning July 19, 2000 and ended December 31, 2000

    The accompanying notes are an integral part of the financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000


                                                                  FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS VIP
                                                   -----------------------------------------------------------------------------
                                                      GROWTH PORTFOLIO         INDEX 500 PORTFOLIO         MID CAP PORTFOLIO
                                                   -----------------------   -----------------------    ------------------------
                                                    2001(1)        2000       2001(1)        2000        2001(1)         2000
                                                   ---------    ----------   ---------    ----------    ---------     ----------
Increase (decrease) in net assets:
  From operations:
     Net investment income (loss)                  $    (616)   $       --   $    (494)   $       --    $    (161)    $       --
     Net realized loss from investment
        transactions                                    (509)           --        (288)           --          (24)            --
     Change in net unrealized appreciation
        (depreciation) of investments                  3,163            --       2,042            --        2,969             --
                                                   ---------    ----------   ---------    ----------    ---------     ----------
     Net increase (decrease) in net assets
        resulting from operations                      2,038            --       1,260            --        2,784             --
                                                   ---------    ----------   ---------    ----------    ---------     ----------
  From contract transactions:
     Payments received from contract owners          141,664            --     112,669            --       36,229             --
     Transfers for contract benefits and
        terminations                                    (196)           --        (158)           --          (46)            --
     Contract maintenance charges                    (50,211)           --     (40,465)           --      (12,664)            --
     Transfers between subaccounts (including
        fixed account), net                          166,729            --     136,918            --       39,327             --
                                                   ---------    ----------   ---------    ----------    ---------     ----------
     Net increase in net assets from contract
        transactions                                 257,986            --     208,964            --       62,846             --
                                                   ---------    ----------   ---------    ----------    ---------     ----------
     Total increase in net assets                    260,024            --     210,224            --       65,630             --
Net assets at beginning of period                         --            --          --            --           --             --
                                                   ---------    ----------   ---------    ----------    ---------     ----------
Net assets at end of period                        $ 260,024    $       --   $ 210,224    $       --    $  65,630     $       --
                                                   =========    ==========   =========    ==========    =========     ==========
Analysis of increase (decrease) in units outstanding:

  Units sold                                          29,644            --      23,065            --        6,400             --
  Units redeemed                                        (265)           --        (218)           --          (68)            --
                                                   ---------    ----------   ---------    ----------    ---------     ----------
     Increase (decrease) in units outstanding         29,379            --      22,847            --        6,332             --
Beginning units                                           --            --          --            --           --             --
                                                   ---------    ----------   ---------    ----------    ---------     ----------
Ending units                                          29,379            --      22,847            --        6,332             --
                                                   =========    ==========   =========    ==========    =========     ==========

(1) For the period beginning May 1, 2001 and ended December 31, 2001 (Note 1)

(2) Formerly named Scudder Variable Life Investment Fund

(3) Formerly named Kemper Variable Series

(4) Formerly named PIMCO Low Duration Bond Portfolio

(5) For the period beginning May 8, 2000 and ended December 31, 2000

(6) For the period beginning May 10, 2000 and ended December 31, 2000

(7) For the period beginning August 14, 2000 and ended December 31, 2000

(8) For the period beginning June 13, 2000 and ended December 31, 2000

(9) For the period beginning September 25, 2000 and ended December 31, 2000

(10) For the period beginning July 19, 2000 and ended December 31, 2000

    The accompanying notes are an integral part of the financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000


                                                            FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                                                 --------------------------------------------------------------------------
                                                                                GLOBAL ASSET            DEVELOPING MARKETS
                                                     SMALL CAP FUND           ALLOCATION FUND            SECURITIES FUND
                                                 ----------------------    ----------------------     ---------------------
                                                  2001(1)        2000       2001(1)       2000          2001        2000(10)
                                                 --------     ---------    --------     ---------     --------     --------
Increase (decrease) in net assets:
  From operations:
     Net investment income (loss)                $   (132)    $      --    $     (1)    $      --     $    (14)    $     (2)
     Net realized loss from investment
        transactions                                 (145)           --          (1)           --       (1,169)          (8)
     Change in net unrealized appreciation
        (depreciation) of investments               3,869            --          29            --          136           (5)
                                                 --------     ---------    --------     ---------     --------     --------
     Net increase (decrease) in net assets
        resulting from operations                   3,592            --          27            --       (1,047)         (15)
                                                 --------     ---------    --------     ---------     --------     --------
  From contract transactions:
     Payments received from contract owners        32,403            --         646            --        8,625        1,449
     Transfers for contract benefits and
        terminations                                  (45)           --          --            --          (60)          --
     Contract maintenance charges                 (11,621)           --        (168)           --       (3,652)        (129)
     Transfers between subaccounts
        (including fixed account), net             37,493            --         930            --        7,171          516
                                                 --------     ---------    --------     ---------     --------     --------
     Net increase in net assets from
        contract transactions                      58,230            --       1,408            --       12,084        1,836
                                                 --------     ---------    --------     ---------     --------     --------
     Total increase in net assets                  61,822            --       1,435            --       11,037        1,821
Net assets at beginning of period                      --            --          --            --        1,821           --
                                                 --------     ---------    --------     ---------     --------     --------
Net assets at end of period                      $ 61,822     $      --    $  1,435     $      --     $ 12,858     $  1,821
                                                 ========     =========    ========     =========     ========     ========

Analysis of increase (decrease) in units outstanding:

  Units sold                                        6,627            --         162            --        3,291          127
  Units redeemed                                      (63)           --          (6)           --       (1,381)          (8)
                                                 --------     ---------    --------     ---------     --------     --------
     Increase (decrease) in units
        outstanding                                 6,564            --         156            --        1,910          119
Beginning units                                        --            --          --            --          119           --
                                                 --------     ---------    --------     ---------     --------     --------
Ending units                                        6,564            --         156            --        2,029          119
                                                 ========     =========    ========     =========     ========     ========

For the period beginning May 1, 2001 and ended December 31, 2001 (Note 1)

Formerly named Scudder Variable Life Investment Fund

Formerly named Kemper Variable Series

Formerly named PIMCO Low Duration Bond Portfolio

For the period beginning May 8, 2000 and ended December 31, 2000

(6) For the period beginning May 10, 2000 and ended December 31, 2000

(7) For the period beginning August 14, 2000 and ended December 31, 2000

(8) For the period beginning June 13, 2000 and ended December 31, 2000

(9) For the period beginning September 25, 2000 and ended December 31, 2000

(10) For the period beginning July 19, 2000 and ended December 31, 2000

    The accompanying notes are an integral part of the financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000


                                                                  GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                              -----------------------------------------------------------------------------
                                                      CAPITAL                  CORE SMALL
                                                    GROWTH FUND              CAP EQUITY FUND           MID CAP VALUE FUND
                                              -----------------------    -----------------------    -----------------------
                                               2001(1)         2000       2001(1)         2000       2001(1)         2000
                                              ---------     ---------    ---------     ---------    ---------     ---------
Increase (decrease) in net assets:
  From operations:
     Net investment income (loss)             $     463     $      --    $       1     $      --    $  12,094     $      --
     Net realized loss from investment
        transactions                               (331)           --           (3)           --         (119)           --
     Change in net unrealized appreciation
        (depreciation) of investments              (404)           --           49            --        1,644            --
                                              ---------     ---------    ---------     ---------    ---------     ---------
     Net increase (decrease) in net assets
        resulting from operations                  (272)           --           47            --       13,619            --
                                              ---------     ---------    ---------     ---------    ---------     ---------
  From contract transactions:
     Payments received from contract owners     106,308            --          544            --      123,839            --
     Transfers for contract benefits and
        terminations                               (155)           --           --            --         (181)           --
     Contract maintenance charges               (37,999)           --         (161)           --      (44,234)           --
     Transfers between subaccounts
        (including fixed account), net          129,523            --          235            --      150,579            --
                                              ---------     ---------    ---------     ---------    ---------     ---------
     Net increase in net assets from
        contract transactions                   197,677            --          618            --      230,003            --
                                              ---------     ---------    ---------     ---------    ---------     ---------
     Total increase in net assets               197,405            --          665            --      243,622            --
Net assets at beginning of period                    --            --           --            --           --            --
                                              ---------     ---------    ---------     ---------    ---------     ---------
Net assets at end of period                   $ 197,405     $      --    $     665     $      --    $ 243,622     $      --
                                              =========     =========    =========     =========    =========     =========
Analysis of increase (decrease) in units
   outstanding:
  Units sold                                     22,197            --           72            --       23,104            --
  Units redeemed                                   (209)           --           (7)           --         (288)           --
                                              ---------     ---------    ---------     ---------    ---------     ---------
     Increase (decrease) in units
        outstanding                              21,988            --           65            --       22,816            --
Beginning units                                      --            --           --            --           --            --
                                              ---------     ---------    ---------     ---------    ---------     ---------
Ending units                                     21,988            --           65            --       22,816            --
                                              =========     =========    =========     =========    =========     =========

(1) For the period beginning May 1, 2001 and ended December 31, 2001 (Note 1)

(2) Formerly named Scudder Variable Life Investment Fund

(3) Formerly named Kemper Variable Series

(4) Formerly named PIMCO Low Duration Bond Portfolio

(5) For the period beginning May 8, 2000 and ended December 31, 2000

(6) For the period beginning May 10, 2000 and ended December 31, 2000

(7) For the period beginning August 14, 2000 and ended December 31, 2000

(8) For the period beginning June 13, 2000 and ended December 31, 2000

(9) For the period beginning September 25, 2000 and ended December 31, 2000

(10) For the period beginning July 19, 2000 and ended December 31, 2000

    The accompanying notes are an integral part of the financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000


                                                                            JANUS ASPEN SERIES
                                             -------------------------------------------------------------------------------------
                                                    AGGRESSIVE                                                   CAPITAL
                                                 GROWTH PORTFOLIO            BALANCED PORTFOLIO           APPRECIATION PORTFOLIO
                                                 (SERVICE SHARES)             (SERVICE SHARES)            (INSTITUTIONAL SHARES)
                                             -------------------------    -------------------------    ---------------------------
                                               2001(1)         2000         2001(1)         2000          2001            2000(5)
                                             -----------    ----------    -----------    ----------    -----------     -----------
Increase (decrease) in net assets:
  From operations:
     Net investment income (loss)            $      (315)   $       --    $        82    $       --    $     9,466     $       759
     Net realized loss from investment
        transactions                                (579)           --            (57)           --        (38,282)         (2,664)
     Change in net unrealized appreciation
       (depreciation) of investments              (2,166)           --             53            --        (94,035)        (12,318)
                                             -----------    ----------    -----------    ----------    -----------     -----------
     Net increase (decrease) in net assets
        resulting from operations                 (3,060)           --             78            --       (122,851)        (14,223)
                                             -----------    ----------    -----------    ----------    -----------     -----------
  From contract transactions:
     Payments received from contract owners       72,158            --          5,742            --      1,251,366         100,926
     Transfers for contract benefits and
        terminations                                 (90)           --             (6)           --        (14,952)           (217)
     Contract maintenance charges                (25,861)           --         (2,975)           --       (463,184)        (19,936)
     Transfers between subaccounts
        (including fixed account), net            92,559            --         11,116            --        447,321         146,951
                                             -----------    ----------    -----------    ----------    -----------     -----------
     Net increase in net assets from
        contract transactions                    138,766            --         13,877            --      1,220,551         227,724
                                             -----------    ----------    -----------    ----------    -----------     -----------
     Total increase in net assets                135,706            --         13,955            --      1,097,700         213,501
Net assets at beginning of period                     --            --             --            --        213,501              --
                                             -----------    ----------    -----------    ----------    -----------     -----------
Net assets at end of period                  $   135,706    $       --    $    13,955    $       --    $ 1,311,201     $   213,501
                                             ===========    ==========    ===========    ==========    ===========     ===========
Analysis of increase (decrease) in units
   outstanding:
  Units sold                                      17,716            --          1,611            --        227,543          29,691
  Units redeemed                                    (162)           --           (171)           --         (9,441)         (1,731)
                                             -----------    ----------    -----------    ----------    -----------     -----------
     Increase (decrease) in units
        outstanding                               17,554            --          1,440            --        218,102          27,960
Beginning units                                       --            --             --            --         27,960              --
                                             -----------    ----------    -----------    ----------    -----------     -----------
Ending units                                      17,554            --          1,440            --        246,062          27,960
                                             ===========    ==========    ===========    ==========    ===========     ===========

(1) For the period beginning May 1, 2001 and ended December 31, 2001 (Note 1)

(2) Formerly named Scudder Variable Life Investment Fund

(3) Formerly named Kemper Variable Series

(4) Formerly named PIMCO Low Duration Bond Portfolio

(5) For the period beginning May 8, 2000 and ended December 31, 2000

(6) For the period beginning May 10, 2000 and ended December 31, 2000

(7) For the period beginning August 14, 2000 and ended December 31, 2000

(8) For the period beginning June 13, 2000 and ended December 31, 2000

(9) For the period beginning September 25, 2000 and ended December 31, 2000

(10) For the period beginning July 19, 2000 and ended December 31, 2000

    The accompanying notes are an integral part of the financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000


                                                              PIMCO VARIABLE INSURANCE TRUST
                                                 ---------------------------------------------------------
                                                          FOREIGN                          LOW
                                                      BOND PORTFOLIO               DURATION PORTFOLIO(4)
                                                 -------------------------       -------------------------
                                                    2001          2000(8)           2001          2000(5)
                                                 ---------       ---------       ---------       ---------
Increase (decrease) in net assets:
  From operations:
     Net investment income (loss)                $     811       $      13       $   5,099       $      60
     Net realized loss from investment
        transactions                                   (74)             --            (257)             (1)
     Change in net unrealized appreciation
        (depreciation) of investments                  221              (2)           (247)             37
                                                 ---------       ---------       ---------       ---------
     Net increase (decrease) in net assets
        resulting from operations                      958              11           4,595              96
                                                 ---------       ---------       ---------       ---------
  From contract transactions:
     Payments received from contract owners         37,632           1,349         123,467           6,432
     Transfers for contract benefits and
        terminations                                  (197)             (9)         (1,137)            (29)
     Contract maintenance charges                  (13,571)           (120)        (45,802)         (1,007)
     Transfers between subaccounts
        (including fixed account), net              41,266             269          66,753           6,927
                                                 ---------       ---------       ---------       ---------
     Net increase in net assets from
        contract transactions                       65,130           1,489         143,281          12,323
                                                 ---------       ---------       ---------       ---------
     Total increase in net assets                   66,088           1,500         147,876          12,419
Net assets at beginning of period                    1,500              --          12,419              --
                                                 ---------       ---------       ---------       ---------
Net assets at end of period                      $  67,588       $   1,500       $ 160,295       $  12,419
                                                 =========       =========       =========       =========

Analysis of increase (decrease) in units outstanding:

  Units sold                                         6,328              58          13,635           1,043
  Units redeemed                                      (381)            (11)           (307)           (155)
                                                 ---------       ---------       ---------       ---------
     Increase (decrease) in units
        outstanding                                  5,947              47          13,328             888
Beginning units                                         47              --             888              --
                                                 ---------       ---------       ---------       ---------
Ending units                                         5,994              47          14,216             888
                                                 =========       =========       =========       =========

                                                               SCUDDER VARIABLE SERIES I(2)
                                                 -----------------------------------------------------------
                                                                                           GLOBAL
                                                      BOND PORTFOLIO                DISCOVERY PORTFOLIO
                                                     (CLASS A SHARES)                 (CLASS A SHARES)
                                                 -------------------------       ---------------------------
                                                    2001          2000(5)         2001(1)            2000
                                                 ---------       ---------       ---------       -----------
Increase (decrease) in net assets:
  From operations:
     Net investment income (loss)                $   1,390       $     (17)      $    (222)      $        --
     Net realized loss from investment
        transactions                                  (304)              4            (217)               --
     Change in net unrealized appreciation
        (depreciation) of investments                1,974             274           1,304                --
                                                 ---------       ---------       ---------       -----------
     Net increase (decrease) in net assets
        resulting from operations                    3,060             261             865                --
                                                 ---------       ---------       ---------       -----------
  From contract transactions:
     Payments received from contract owners        116,455           7,156          50,333                --
     Transfers for contract benefits and
        terminations                                (1,306)            (43)            (74)               --
     Contract maintenance charges                  (41,477)         (1,239)        (17,742)               --
     Transfers between subaccounts
        (including fixed account), net              28,131           9,391          59,647                --
                                                 ---------       ---------       ---------       -----------
     Net increase in net assets from
        contract transactions                      101,803          15,265          92,164                --
                                                 ---------       ---------       ---------       -----------
     Total increase in net assets                  104,863          15,526          93,029                --
Net assets at beginning of period                   15,526              --              --                --
                                                 ---------       ---------       ---------       -----------
Net assets at end of period                      $ 120,389       $  15,526       $  93,029       $        --
                                                 =========       =========       =========       ===========

Analysis of increase (decrease) in units outstanding:

  Units sold                                        10,849           1,454          11,094                --
  Units redeemed                                    (1,384)           (295)           (100)               --
                                                 ---------       ---------       ---------       -----------
     Increase (decrease) in units
        outstanding                                  9,465           1,159          10,994                --
Beginning units                                      1,159              --              --                --
                                                 ---------       ---------       ---------       -----------
Ending units                                        10,624           1,159          10,994                --
                                                 =========       =========       =========       ===========

(1) For the period beginning May 1, 2001 and ended December 31, 2001 (Note 1)

(2) Formerly named Scudder Variable Life Investment Fund

(3) Formerly named Kemper Variable Series

(4) Formerly named PIMCO Low Duration Bond Portfolio

(5) For the period beginning May 8, 2000 and ended December 31, 2000

(6) For the period beginning May 10, 2000 and ended December 31, 2000

(7) For the period beginning August 14, 2000 and ended December 31, 2000

(8) For the period beginning June 13, 2000 and ended December 31, 2000

(9) For the period beginning September 25, 2000 and ended December 31, 2000

(10) For the period beginning July 19, 2000 and ended December 31, 2000

    The accompanying notes are an integral part of the financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000


                                                                 SCUDDER VARIABLE SERIES I, CONTINUED)(2)
                                              -------------------------------------------------------------------------------
                                                     GROWTH AND           INTERNATIONAL PORTFOLIO              MONEY
                                                  INCOME PORTFOLIO            (CLASS A SHARES)           MARKET PORTFOLIO
                                              -----------------------     -----------------------     -----------------------
                                                 2001         2000(5)        2001         2000(5)       2001         2000(9)
                                              ---------     ---------     ---------     ---------     ---------     ---------
Increase (decrease) in net assets:
  From operations:
     Net investment income (loss)             $   9,279     $    (178)    $  10,262     $     (30)    $     419     $       1
     Net realized loss from investment
        transactions                            (15,203)         (354)       (8,035)         (231)           --            --
     Change in net unrealized appreciation
        (depreciation) of investments           (34,003)       (2,388)      (43,247)           13            --            --
                                              ---------     ---------     ---------     ---------     ---------     ---------
     Net increase (decrease) in net assets
        resulting from operations               (39,927)       (2,920)      (41,020)         (248)          419             1
                                              ---------     ---------     ---------     ---------     ---------     ---------
  From contract transactions:
     Payments received from contract owners     772,543        72,437       268,501        12,119         6,480         1,337
     Transfers for contract benefits and
        terminations                            (13,188)         (179)       (1,905)          (26)         (178)           --
     Contract maintenance charges              (293,490)      (13,742)      (96,306)       (2,239)       (3,795)         (120)
     Transfers between subaccounts
        (including fixed account), net          177,736       102,676       199,134        17,642         8,758           694
                                              ---------     ---------     ---------     ---------     ---------     ---------
     Net increase in net assets from
        contract transactions                   643,601       161,192       369,424        27,496        11,265         1,911
                                              ---------     ---------     ---------     ---------     ---------     ---------
     Total increase in net assets               603,674       158,272       328,404        27,248        11,684         1,912
Net assets at beginning of period               158,272            --        27,248            --         1,912            --
                                              ---------     ---------     ---------     ---------     ---------     ---------
Net assets at end of period                   $ 761,946     $ 158,272     $ 355,652     $  27,248     $  13,596     $   1,912
                                              =========     =========     =========     =========     =========     =========
Analysis of increase (decrease) in units
   outstanding:

  Units sold                                     83,187        15,159        63,739         3,235         4,080            99
  Units redeemed                                 (5,853)         (578)       (1,034)         (241)       (2,900)          (11)
                                              ---------     ---------     ---------     ---------     ---------     ---------
     Increase (decrease) in units
        outstanding                              77,334        14,581        62,705         2,994         1,180            88
Beginning units                                  14,581            --         2,994            --            88            --
                                              ---------     ---------     ---------     ---------     ---------     ---------
Ending units                                     91,915        14,581        65,699         2,994         1,268            88
                                              =========     =========     =========     =========     =========     =========

(1) For the period beginning May 1, 2001 and ended December 31, 2001 (Note 1)

(2) Formerly named Scudder Variable Life Investment Fund

(3) Formerly named Kemper Variable Series

(4) Formerly named PIMCO Low Duration Bond Portfolio

(5) For the period beginning May 8, 2000 and ended December 31, 2000

(6) For the period beginning May 10, 2000 and ended December 31, 2000

(7) For the period beginning August 14, 2000 and ended December 31, 2000

(8) For the period beginning June 13, 2000 and ended December 31, 2000

(9) For the period beginning September 25, 2000 and ended December 31, 2000

(10) For the period beginning July 19, 2000 and ended December 31, 2000

    The accompanying notes are an integral part of the financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000


                                                             SCUDDER VARIABLE SERIES II(3)
                                              ------------------------------------------------------------
                                                                      GOVERNMENT

                                                  SECURITIES PORTFOLIO           HIGH YIELD PORTFOLIO
                                              ---------------------------     ---------------------------
                                                 2001            2000(5)          2001          2000(7)
                                              -----------     -----------     -----------     -----------
Increase (decrease) in net assets:
  From operations:
     Net investment income (loss)             $     1,318     $       (21)    $       103     $        (2)
     Net realized loss from investment
        transactions                                 (386)              3            (291)             (2)
     Change in net unrealized appreciation
        (depreciation) of investments               5,549             330             327              (3)
                                              -----------     -----------     -----------     -----------
     Net increase (decrease) in net assets
        resulting from operations                   6,481             312             139              (7)
                                              -----------     -----------     -----------     -----------
  From contract transactions:
     Payments received from contract owners       180,628           8,827          32,702           1,256
     Transfers for contract benefits and
        terminations                               (1,901)            (50)           (163)             --
     Contract maintenance charges                 (66,148)         (1,715)        (13,042)            (76)
     Transfers between subaccounts
        (including fixed account), net             91,049          11,160          39,560             262
                                              -----------     -----------     -----------     -----------
     Net increase in net assets from
        contract transactions                     203,628          18,222          59,057           1,442
                                              -----------     -----------     -----------     -----------
     Total increase in net assets                 210,109          18,534          59,196           1,435
Net assets at beginning of period                  18,534              --           1,435              --
                                              -----------     -----------     -----------     -----------
Net assets at end of period                   $   228,643     $    18,534     $    60,631     $     1,435
                                              ===========     ===========     ===========     ===========
Analysis of increase (decrease) in units
   outstanding:

  Units sold                                       18,700           1,594           6,576              53
  Units redeemed                                     (377)           (156)            (92)             (5)
                                              -----------     -----------     -----------     -----------
     Increase (decrease) in units
        outstanding                                18,323           1,438           6,484              48
Beginning units                                     1,438              --              48              --
                                              -----------     -----------     -----------     -----------
Ending units                                       19,761           1,438           6,532              48
                                              ===========     ===========     ===========     ===========

                                                              SCUDDER VARIABLE SERIES II(3)
                                              -----------------------------------------------------------
                                                        SMALL CAP                  DREMAN HIGH RETURN
                                                    GROWTH PORTFOLIO                EQUITY PORTFOLIO
                                              ---------------------------     ---------------------------
                                                  2001          2000(6)          2001           2000(5)
                                              -----------     -----------     -----------     -----------
Increase (decrease) in net assets:
  From operations:
     Net investment income (loss)             $     3,797     $       (16)    $    (1,288)    $      (132)
     Net realized loss from investment
        transactions                               (8,330)            (83)         (2,635)           (103)
     Change in net unrealized appreciation
        (depreciation) of investments              (4,071)         (1,147)          6,796           7,249
                                              -----------     -----------     -----------     -----------
     Net increase (decrease) in net assets
        resulting from operations                  (8,604)         (1,246)          2,873           7,014
                                              -----------     -----------     -----------     -----------
  From contract transactions:
     Payments received from contract owners        89,349           6,146         811,682          49,446
     Transfers for contract benefits and
        terminations                                 (764)            (10)        (10,554)           (129)
     Contract maintenance charges                 (33,109)         (1,334)       (309,963)         (9,823)
     Transfers between subaccounts
        (including fixed account), net             24,062          10,620         438,060          71,033
                                              -----------     -----------     -----------     -----------
     Net increase in net assets from
        contract transactions                      79,538          15,422         929,225         110,527
                                              -----------     -----------     -----------     -----------
     Total increase in net assets                  70,934          14,176         932,098         117,541
Net assets at beginning of period                  14,176              --         117,541              --
                                              -----------     -----------     -----------     -----------
Net assets at end of period                   $    85,110     $    14,176     $ 1,049,639     $   117,541
                                              ===========     ===========     ===========     ===========
Analysis of increase (decrease) in units
   outstanding:

  Units sold                                       18,373           2,091          71,019           8,209
  Units redeemed                                   (1,846)            (38)         (1,921)           (397)
                                              -----------     -----------     -----------     -----------
     Increase (decrease) in units
        outstanding                                16,527           2,053          69,098           7,812
Beginning units                                     2,053              --           7,812              --
                                              -----------     -----------     -----------     -----------
Ending units                                       18,580           2,053          76,910           7,812
                                              ===========     ===========     ===========     ===========

(1) For the period beginning May 1, 2001 and ended December 31, 2001 (Note 1)

(2) Formerly named Scudder Variable Life Investment Fund

(3) Formerly named Kemper Variable Series

(4) Formerly named PIMCO Low Duration Bond Portfolio

(5) For the period beginning May 8, 2000 and ended December 31, 2000

(6) For the period beginning May 10, 2000 and ended December 31, 2000

(7) For the period beginning August 14, 2000 and ended December 31, 2000

(8) For the period beginning June 13, 2000 and ended December 31, 2000

(9) For the period beginning September 25, 2000 and ended December 31, 2000

(10) For the period beginning July 19, 2000 and ended December 31, 2000

    The accompanying notes are an integral part of the financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000


                                                                  WM VARIABLE TRUST
                                              ----------------------------------------------------------
                                                        EQUITY                         MID CAP
                                                      INCOME FUND                     STOCK FUND
                                              ---------------------------    ---------------------------
                                                2001(1)           2000         2001(1)           2000
                                              -----------     -----------    -----------     -----------
Increase (decrease) in net assets:
  From operations:
     Net investment income (loss)             $       (14)    $        --    $      (173)    $        --
     Net realized loss from investment
        transactions                                   (7)             --            (18)             --
     Change in net unrealized appreciation
        (depreciation) of investments                 332              --          4,427              --
                                              -----------     -----------    -----------     -----------
     Net increase (decrease) in net assets
        resulting from operations                     311              --          4,236              --
                                              -----------     -----------    -----------     -----------
  From contract transactions:
     Payments received from contract owners         2,936              --         35,494              --
     Transfers for contract benefits and
        terminations                                   (6)             --            (44)             --
     Contract maintenance charges                  (1,296)             --        (12,629)             --
     Transfers between subaccounts
        (including fixed account), net              7,327              --         49,171              --
                                              -----------     -----------    -----------     -----------
     Net increase in net assets from
        contract transactions                       8,961              --         71,992              --
                                              -----------     -----------    -----------     -----------
     Total increase in net assets                   9,272              --         76,228              --
Net assets at beginning of period                      --              --             --              --
                                              -----------     -----------    -----------     -----------
Net assets at end of period                   $     9,272     $        --    $    76,228     $        --
                                              ===========     ===========    ===========     ===========

Analysis of increase (decrease) in units outstanding:

  Units sold                                          945              --          7,263              --
  Units redeemed                                      (43)             --            (54)             --
                                              -----------     -----------    -----------     -----------
     Increase (decrease) in units
        outstanding                                   902              --          7,209              --
Beginning units                                        --              --             --              --
                                              -----------     -----------    -----------     -----------
Ending units                                          902              --          7,209              --
                                              ===========     ===========    ===========     ===========

                                                  WM VARIABLE TRUST
                                              --------------------------
                                                      SMALL CAP
                                                      STOCK FUND                      TOTALS
                                              --------------------------    ---------------------------
                                                2001(1)          2000           2001           2000
                                              -----------     ----------    -----------     -----------
Increase (decrease) in net assets:
  From operations:
     Net investment income (loss)             $     1,173     $       --    $    61,188     $       435
     Net realized loss from investment
        transactions                                 (435)            --        (77,926)         (3,439)
     Change in net unrealized appreciation
        (depreciation) of investments               5,436             --       (140,197)         (7,960)
                                              -----------     ----------    -----------     -----------
     Net increase (decrease) in net assets
        resulting from operations                   6,174             --       (156,935)        (10,964)
                                              -----------     ----------    -----------     -----------
  From contract transactions:
     Payments received from contract owners        33,407             --      4,550,231         268,880
     Transfers for contract benefits and
        terminations                                  (61)            --        (47,513)           (692)
     Contract maintenance charges                 (11,958)            --     (1,688,821)        (51,480)
     Transfers between subaccounts
        (including fixed account), net             42,499             --      2,626,583         378,141
                                              -----------     ----------    -----------     -----------
     Net increase in net assets from
        contract transactions                      63,887             --      5,440,480         594,849
                                              -----------     ----------    -----------     -----------
     Total increase in net assets                  70,061             --      5,283,545         583,885
Net assets at beginning of period                      --             --        583,885              --
                                              -----------     ----------    -----------     -----------
Net assets at end of period                   $    70,061     $       --    $ 5,867,430     $   583,885
                                              ===========     ==========    ===========     ===========

Analysis of increase (decrease) in units outstanding:

  Units sold                                        7,337             --
  Units redeemed                                      (71)            --
                                              -----------     ----------
     Increase (decrease) in units
        outstanding                                 7,266             --
Beginning units                                        --             --
                                              -----------     ----------
Ending units                                        7,266             --
                                              ===========     ==========

(1) For the period beginning May 1, 2001 and ended December 31, 2001 (Note 1)

(2) Formerly named Scudder Variable Life Investment Fund

(3) Formerly named Kemper Variable Series

(4) Formerly named PIMCO Low Duration Bond Portfolio

(5) For the period beginning May 8, 2000 and ended December 31, 2000

(6) For the period beginning May 10, 2000 and ended December 31, 2000

(7) For the period beginning August 14, 2000 and ended December 31, 2000

(8) For the period beginning June 13, 2000 and ended December 31, 2000

(9) For the period beginning September 25, 2000 and ended December 31, 2000

(10) For the period beginning July 19, 2000 and ended December 31, 2000

    The accompanying notes are an integral part of the financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS


1. THE COMPANY

   The Farmers Variable Life Separate Account A (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the Company) during 2000 and exists in accordance with the regulations of the Office of the Insurance Commission of the State of Washington. The Company is a wholly-owned subsidiary of Farmers Group, Inc. (FGI). FGI is a stockholding and management company, whose ultimate parent is Zurich Financial Services Group.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the variable universal life contracts is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to variable life insurance, are obligations of the Company.

   The Account is a funding vehicle for individual variable universal life contracts consisting of optional riders for additional insurance benefits. Investments are made in the portfolios of the Funds and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Transactions are recorded on a trade date basis. The deposits collected for these contracts are invested at the direction of the contract holders in the sub-accounts that comprise the Account. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio. The sub- accounts invest in the following underlying mutual fund portfolios (collectively, the Funds):

   CALVERT VARIABLE SERIES, INC.
   Social Small Cap Growth Portfolio(1)

   DREYFUS VARIABLE INVESTMENT FUND
   Quality Bond Portfolio(1)
   Small Cap Portfolio(1)

   DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.(1)

   FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS VIP
   Growth Portfolio(1)
   Index 500 Portfolio(1)
   Mid Cap Portfolio(1)

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


1. THE COMPANY (CONTINUED)

   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Small Cap Fund(1)
   Global Asset Allocation Fund(1)
   Developing Markets Securities Fund

   GOLDMAN SACHS VARIABLE INSURANCE TRUST
   Capital Growth Fund(1)
   CORE Small Cap Equity Fund(1)
   Mid Cap Value Fund(1)

   JANUS ASPEN SERIES
   Aggressive Growth Portfolio(1)
   Balanced Portfolio(1)
   Capital Appreciation Portfolio

   PIMCO VARIABLE INSURANCE TRUST
   Foreign Bond Portfolio
   Low Duration Portfolio

   SCUDDER VARIABLE SERIES I (FORMERLY SCUDDER VARIABLE LIFE INVESTMENT FUND) Bond Portfolio
   Global Discovery Portfolio(1)
   Growth and Income Portfolio
   International Portfolio
   Money Market Portfolio

   SCUDDER VARIABLE SERIES II (FORMERLY KEMPER VARIABLE SERIES)
   Government Securities Portfolio
   High Yield Portfolio
   Small Cap Growth Portfolio
   Dreman High Return Equity Portfolio

   WM VARIABLE TRUST
   Equity Income Fund(1)
   Mid Cap Stock Fund(1)
   Small Cap Stock Fund(1)

(1) Additional investment option available to contract holders as of May 1, 2001.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


1. THE COMPANY (CONTINUED)

   The Company owns the assets in the Account, and is obligated to pay all benefits under the policies the Company issues. The Company provides insurance and administrative services to the contract holders for a fee. The Company also maintains a fixed account (Fixed Account), to which contract holders may direct their deposits and receive a fixed rate of return.

   The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law.

2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

   VALUATION OF INVESTMENTS AND ACCUMULATION UNIT VALUES
   Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value per share of the respective portfolios at December 31, 2001. Accumulation unit values are computed daily based on total net assets of the Account.

   REALIZED GAINS AND LOSSES
   Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identification method.

   FEDERAL INCOME TAX
   The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

   DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
   Dividend income and capital gain distributions received by the Funds are reinvested in additional Fund shares and are recognized on the ex-distribution date.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   RECLASSIFICATION
   Certain prior year amounts have been reclassified to conform to the current year presentation.

3. EXPENSES

   MORTALITY AND EXPENSE RISK CHARGE
   The Company assumes mortality and expense risk related to the operations of the Account and deducts charges daily. The mortality and expense risk charge covers insurance benefits available with the contracts and certain expense of the contracts. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the contract. The charge is equal to the contract value in each sub-account multiplied by the daily pro rata portion of the annual mortality and expense risk charge rate of 0.90%.

   CONTRACT MAINTENANCE CHARGES

   Surrender charge
   The Company will deduct a surrender charge if, during the first 14 policy years, the policyholder fully surrenders the policy, takes a partial withdrawal from the policy (if it has a level death benefit), or decreases the principal sum. The surrender charge in some cases may be significant. Under some circumstances the level of surrender charges might result in no contract value available for pay-out.

   Premium charge
   The Company currently deducts 3.5% from each premium and credits the remaining 96.5% to the contract value. This charge compensates the Company for distribution expenses and state premium taxes.

   Cost of insurance charge
   The Company will deduct a monthly charge to cover the cost of providing the policy benefits. The charge will vary from policy to policy based on the insured's characteristics, as well as the optional riders selected by the insured.

   Administrative charge
   The Company deducts a monthly administrative charge of $5 per contract and guarantees this charge will not exceed $8.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


4. PURCHASES AND SALES OF INVESTMENTS

   The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the periods ended December 31, 2001 consist of the following:

                                                                           PURCHASES          SALES
                                                                           ----------      ----------
CALVERT VARIABLE SERIES, INC
   Social Small Cap Growth Portfolio                                       $    2,919      $      118

DREYFUS VARIABLE INVESTMENT FUND - SERVICE CLASS SHARES
   Quality Bond Portfolio                                                      72,842             736
   Small Cap Portfolio                                                        125,636           1,563

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - SERVICE CLASS SHARES
   Socially Responsible Growth Fund                                             4,655             264

FIDELITY VARIABLE INSURANCE PRODUCT FUNDS VIP - SERVICE CLASS SHARES
   Growth Portfolio                                                           260,847           3,473
   Index 500 Portfolio                                                        211,182           2,710
   Mid Cap Portfolio                                                           63,664             976

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES
   Small Cap Fund                                                              58,958             860
   Global Asset Allocation Fund                                                 1,454              50
   Developing Markets Securities Fund                                          22,552          10,484

GOLDMAN SACHS VARIABLE INSURANCE TRUST
   Capital Growth Fund                                                        200,917           2,776
   CORE Small Cap Equity Fund                                                     685              67
   Mid Cap Value Fund                                                         245,599           3,499

JANUS ASPEN SERIES
   Aggressive Growth Portfolio                                                140,383           1,938
   Balanced Portfolio                                                          15,638           1,682
   Capital Appreciation Portfolio                                           1,342,272         118,019

PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE CLASS SHARES
   Foreign Bond Portfolio                                                      72,686           6,747
   Low Duration Portfolio                                                     161,299          12,932

SCUDDER VARIABLE SERIES I
   Bond Portfolio                                                             126,585          23,411
   Global Discovery Portfolio                                                  93,184           1,238
   Growth and Income Portfolio                                                751,689         101,194
   International Portfolio                                                    392,994          13,698
   Money Market Portfolio                                                      44,763          33,082

SCUDDER VARIABLE SERIES II
   Government Securities Portfolio                                            256,725          51,869
   High Yield Portfolio                                                        63,192           4,031
   Small Cap Growth Portfolio                                                  95,553          12,390
   Dreman High Return Equity Portfolio                                      1,006,284          80,612

WM VARIABLE TRUST - CLASS 2 SHARES
   Equity Income Fund                                                           9,397             449
   Mid Cap Stock Fund                                                          72,680             861
   Small Cap Stock Fund                                                        66,012             960
                                                                           ----------      ----------
                                                                           $5,983,246      $  492,689
                                                                           ==========      ==========

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


5. FINANCIAL HIGHLIGHTS

                                                                                                INVESTMENT
                                                                        UNIT         NET          INCOME     EXPENSE       TOTAL
                                                            UNITS    FAIR VALUE     ASSETS        RATIO*     RATIO**     RETURN***
                                                            -----    ----------     ------      ----------  ---------   -----------
CALVERT VARIABLE SERIES, INC
  Social Small Cap Growth Portfolio             2001(1)        292     $10.80     $    3,149      0.00%       0.75%       6.44%
DREYFUS VARIABLE INVESTMENT FUND -
  SERVICE CLASS SHARES
  Quality Bond Portfolio                        2001(1)      6,903      10.23         70,652      5.93%       0.78%       2.02%
  Small Cap Portfolio                           2001(1)     12,626       9.70        122,518      0.44%       0.78%      (3.49)%
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND -
  SERVICE CLASS SHARES                          2001(1)        530       8.46          4,485      0.00%       0.83%     (16.73)%
FIDELITY VARIABLE INSURANCE PRODUCT FUNDS
  VIP - SERVICE CLASS SHARES
  Growth Portfolio                              2001(1)     29,379       8.85        260,023      0.00%       0.78%     (12.84)%
  Index 500 Portfolio                           2001(1)     22,847       9.20        210,223      0.00%       0.78%      (9.21)%
  Mid Cap Portfolio                             2001(1)      6,332      10.36         65,630      0.00%       0.78%       3.26%
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST - CLASS 2 SHARES
  Small Cap Fund                                2001(1)      6,564       9.42         61,822      0.07%       0.78%      (6.85)%
  Global Asset Allocation Fund                  2001(1)        156       9.22          1,435      0.00%       0.54%      (8.57)%
  Developing Markets Securities Fund            2001         2,029       6.34         12,858      0.54%       0.79%      (8.96)%
GOLDMAN SACHS VARIABLE INSURANCE TRUST
  Capital Growth Fund                           2001(1)     21,988       8.98        197,405      0.51%       0.78%     (11.53)%
  CORE Small Cap Equity Fund                    2001(1)         65      10.27            665      1.65%       0.82%       1.94%
  Mid Cap Value Fund                            2001(1)     22,816      10.68        243,623      2.77%       0.78%       6.49%
JANUS ASPEN SERIES
  Aggressive Growth Portfolio                   2001(1)     17,554       7.73        135,706      0.00%       0.78%     (22.80)%
  Balanced Portfolio                            2001(1)      1,440       9.69         13,955      2.67%       0.83%      (3.81)%
  Capital Appreciation Portfolio                2001       246,062       5.33      1,311,201      2.10%       0.84%     (22.32)%
PIMCO VARIABLE INSURANCE TRUST -
  ADMINISTRATIVE CLASS SHARES
  Foreign Bond Portfolio                        2001         5,994      11.27         67,588      4.10%       0.79%       6.67%
  Low Duration Bond Portfolio                   2001        14,216      11.28        160,295      5.98%       0.82%       6.68%
SCUDDER VARIABLE SERIES I
  Bond Portfolio                                2001        10,624      11.33        120,389      2.52%       0.84%       4.83%
  Global Discovery Portfolio                    2001(1)     10,994       8.46         93,029      0.00%       0.78%     (15.63)%
  Growth and Income Portfolio                   2001        91,915       8.29        761,946      0.95%       0.85%     (12.09)%
  International Portfolio                       2001        65,699       5.41        355,652      0.16%       0.81%     (31.48)%
  Money Market Portfolio                        2001         1,268      10.72         13,595      4.13%       0.83%       2.92%

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          INVESTMENT
                                                                   UNIT         NET         INCOME      EXPENSE      TOTAL
                                                       UNITS    FAIR VALUE     ASSETS       RATIO*      RATIO**     RETURN***
                                                       -----    ----------     ------     ----------   ---------  -----------
SCUDDER VARIABLE SERIES II
  Government Securities Portfolio          2001       19,761      $11.57     $  228,643      1.92%       0.83%       6.54%
  High Yield Portfolio                     2001        6,532        9.28         60,630      1.31%       0.78%       1.67%
  Small Cap Growth Portfolio               2001       18,580        4.58         85,110      0.00%       0.84%     (29.42)%
  Dreman High Return Equity Portfolio      2001       76,910       13.65      1,049,639      0.58%       0.83%       0.79%

WM VARIABLE TRUST - CLASS 2 SHARES
  Equity Income Fund                       2001(1)       902       10.28          9,272      0.00%       0.75%       2.29%
  Mid Cap Stock Fund                       2001(1)     7,209       10.57         76,228      0.02%       0.78%       4.98%
  Small Cap Stock Fund                     2001(1)     7,266        9.64         70,061      1.18%       0.77%      (5.16)%

(1)   For the period beginning May 1, 2001 and ended December 31, 2001.

(*) These amounts represent the annualized dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(**) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, to average net assets for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(***) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units or administrative charges levied as a direct charge to the contract holders' accounts; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

FARMERS NEW WORLD LIFE
INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
REPORT ON AUDITS OF FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of Farmers New World Life Insurance Company


In our opinion, the accompanying balance sheet and the related statements of income, of comprehensive income, of stockholder's equity, and of cash flows present fairly, in all material respects, the financial position of Farmers New World Life Insurance Company (a wholly-owned subsidiary of Farmers Group, Inc.) (the Company) at December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. The financial statements of the Company as of December 31, 2000 and for the years ended December 31, 2000 and 1999, were audited by other independent accountants whose report dated February 12, 2001, expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP

Seattle, Washington
February 4, 2002

INDEPENDENT AUDITORS' REPORT

Board of Directors
Farmers New World Life Insurance Company
Mercer Island, Washington

We have audited the accompanying balance sheets of Farmers New World Life Insurance Company (a wholly owned subsidiary of Farmers Group, Inc.) (the Company) as of December 31, 2000 and 1999, and the related statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of Farmers New World Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

February 12, 2001
Seattle, Washington

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
BALANCE SHEETS
DECEMBER 31, 2001 AND 2000
(IN THOUSANDS)

                                                                             2001             2000
                                                                         -----------      -----------
                               ASSETS
Investments (Notes 2 and 3):
  Bonds, classified as available-for-sale, at fair value                 $ 3,994,357      $ 3,692,444
  Redeemable preferred stocks, classified as available-for-sale,
    at fair value                                                             21,307           30,646
  Nonredeemable preferred stocks, classified as available-for-sale,
    at fair value (cost: $11,128 and $11,128)                                 12,245           11,500
  Common stocks, classified as available-for-sale, at fair value
    (cost: $272,339 and $241,781)                                            262,927          212,428
  Mortgage loans on real estate, net of accumulated depreciation
    and allowance for losses                                                  28,901           36,984
  Investment real estate, net of allowance for losses                         80,814           89,426
  Surplus notes and certificates of contribution of the P&C Group
    (Note 15)                                                                490,500          502,500
  Policy loans                                                               232,287          218,162
  Joint ventures                                                               3,624            4,651
  S&P 500 call options, at fair value (cost: $36,453 and $29,696)             12,690           26,271
  Notes receivable                                                            12,435            5,279
                                                                         -----------      -----------
    Total investments                                                      5,152,087        4,830,291

Cash and cash equivalents                                                    168,526           64,484
Accrued investment income                                                     59,660           62,906
Other receivables                                                            195,490           54,014
Deferred policy acquisition costs                                            561,248          537,981
Value of business acquired (Notes 1 and 4)                                   274,531          300,141
Property and equipment, net of accumulated depreciation of $17,466
  and $15,229                                                                 22,477           20,723
Securities lending collateral (Note 5)                                        12,925          335,968
Other assets                                                                   6,786            2,575
Separate accounts                                                             53,074            8,423
                                                                         -----------      -----------
    Total                                                                $ 6,506,804      $ 6,217,506
                                                                         ===========      ===========

                 LIABILITIES AND STOCKHOLDER'S EQUITY
Policy liabilities and accruals:
  Future policy benefits                                                 $ 3,858,012      $ 3,598,381
  Policy claims                                                               38,076           32,509
                                                                         -----------      -----------
    Total policy liabilities and accruals                                  3,896,088        3,630,890
                                                                         -----------      -----------
Other policyholder funds and dividends                                       264,458          141,547
                                                                         -----------      -----------
Accrued expenses and other liabilities:
  Securities lending liability (Note 5)                                       12,925          335,968
  Death benefit liability                                                     60,980           42,010
  Other liabilities                                                          188,739           80,253
  Separate accounts                                                           53,074            8,423
                                                                         -----------      -----------
    Total accrued expenses and other liabilities                             315,718          466,654
                                                                         -----------      -----------
Income taxes (Note 6):
  Current                                                                         --           18,496
  Deferred                                                                   112,541          101,057
                                                                         -----------      -----------
    Total income taxes                                                       112,541          119,553
                                                                         -----------      -----------
    Total liabilities                                                      4,588,805        4,358,644
                                                                         -----------      -----------
Commitments and contingencies (Notes 7 and 9)
Stockholder's equity:
  Common stock ($1 par value - 25,000,000 shares authorized,
    6,600,000 shares issued and outstanding at 2001 and 2000,
    respectively)                                                              6,600            6,600
  Additional paid-in capital                                                 994,246          994,246
  Accumulated other comprehensive income (loss), net of
    deferred tax (expense) benefit of ($22,882) and $6,723                    42,496          (12,486)
  Retained earnings (Note 8)                                                 874,657          870,502
                                                                         -----------      -----------
    Total stockholder's equity                                             1,917,999        1,858,862
                                                                         -----------      -----------
    Total liabilities and stockholder's equity                           $ 6,506,804      $ 6,217,506
                                                                         ===========      ===========


    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(IN THOUSANDS)


                                                                2001            2000            1999
                                                             ---------       ---------       ---------
Revenues:
  Net premiums earned (Note 9)                               $ 274,844       $ 228,519       $ 209,683
  Universal life and annuity policy charges                    218,258         214,504         210,639
  Net investment income (Note 2)                               331,378         321,989         307,674
  Net realized investment gains (Note 2)                        41,319          62,285          24,159
  Impairment losses on investments (Note 2)                    (82,764)        (22,429)             --
  Other income                                                     665             181              36
                                                             ---------       ---------       ---------
    Total revenues                                             783,700         805,049         752,191
                                                             ---------       ---------       ---------
Benefits and expenses:
  Death and other benefits                                     165,076         141,759         137,798
  Increase in liability for future life policy benefits        115,324          76,327          52,200
  Interest credited to policyholders                           178,821         162,888         157,831
  Underwriting, acquisition and insurance expenses:
    Amortization of deferred policy acquisition costs           75,009          85,908          83,187
    Amortization of value of business acquired                  22,399          22,849          19,394
    Life net commissions                                          (963)          3,881          13,520
    General and administrative expenses                         55,097          51,431          44,077
                                                             ---------       ---------       ---------
    Total benefits and expenses                                610,763         545,043         508,007
                                                             ---------       ---------       ---------
    Income before provision (benefit) for income taxes         172,937         260,006         244,184
                                                             ---------       ---------       ---------
Provision (benefit) for income taxes (Note 6):
  Current                                                       73,797         105,294          85,426
  Deferred                                                     (17,015)        (14,903)            553
                                                             ---------       ---------       ---------
    Total provisions for income taxes                           56,782          90,391          85,979
                                                             ---------       ---------       ---------
    Net income                                               $ 116,155       $ 169,615       $ 158,205
                                                             =========       =========       =========


    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(IN THOUSANDS)


                                                                                     2001            2000            1999
                                                                                  ---------       ---------       ---------
Net income                                                                        $ 116,155       $ 169,615       $ 158,205

Other comprehensive income, net of tax:
  Unrealized holding gains (losses) on securities:
     Unrealized holding gains (losses) on securities, net of tax
       provision (benefit) of $21,577, $40,608 and ($86,906)                         40,071          75,415        (161,397)
     Reclassification adjustment for losses (gains) included in net income, net of tax provision (benefit) of ($14,599), $9,056
       and $7,909                                                                    27,113         (16,818)        (14,688)
                                                                                  ---------       ---------       ---------
     Net unrealized holding gains (losses) on securities, net of tax
       provision (benefit) of $36,176, $31,552 and ($94,815)                         67,184          58,597        (176,085)

   Effect of the change in net unrealized gains and losses on other insurance accounts, net of tax provision (benefit) of ($6,570),
     ($13,311) and $28,332                                                          (12,202)        (24,720)         52,617
                                                                                  ---------       ---------       ---------
     Other comprehensive income (loss)                                               54,982          33,877        (123,468)
                                                                                  ---------       ---------       ---------
Comprehensive income                                                              $ 171,137       $ 203,492       $  34,737
                                                                                  =========       =========       =========


    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF STOCKHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(IN THOUSANDS)

                                                                                         ACCUMULATED
                                                                          ADDITIONAL        OTHER                         TOTAL
                                                            COMMON          PAID-IN     COMPREHENSIVE     RETAINED    STOCKHOLDER'S
                                                             STOCK          CAPITAL     INCOME (LOSS)     EARNINGS        EQUITY
                                                          -----------     -----------   -------------   -----------   -------------
Balance, January 1, 1999                                  $     6,600     $   994,246    $    77,105    $   542,682    $ 1,620,633

Net income                                                         --              --             --        158,205        158,205
Unrealized losses on available-for-sale investments
  arising during the period, net of tax of ($186,906)              --              --       (161,397)            --       (161,397)
Reclassification adjustment for gains included in net
  income, net of tax, of $7,909                                    --              --        (14,688)            --        (14,688)
Change in effect of unrealized gains on other
  insurance accounts, net of tax of $28,332                        --              --         52,617             --         52,617
                                                          -----------     -----------    -----------    -----------    -----------
Balance, December 31, 1999                                      6,600         994,246        (46,363)       700,887      1,655,370

Net income                                                         --              --             --        169,615        169,615
Unrealized gains on available-for-sale investments
  arising during the period, net of tax of $40,608                 --              --         75,415             --         75,415
Reclassification adjustment for gains included in net
  income, net of tax of $9,056                                     --              --        (16,818)            --        (16,818)
Change in effect of unrealized losses on other
  insurance accounts, net of tax of ($13,311)                      --              --        (24,720)            --        (24,720)
                                                          -----------     -----------    -----------    -----------    -----------
Balance, December 31, 2000                                      6,600         994,246        (12,486)       870,502      1,858,862

Net income                                                         --              --             --        116,155        116,155
Unrealized gains on available-for-sale investments
  arising during the period, net of tax of $21,577                 --              --         40,071             --         40,071
Reclassification adjustment for losses included in net
  income, net of tax of ($14,599)                                  --              --         27,113             --         27,113
Change in effect of unrealized losses on other
  insurance accounts, net of tax of $6,570                         --              --        (12,202)            --        (12,202)
Dividends paid                                                     --              --             --       (112,000)      (112,000)
                                                          -----------     -----------    -----------    -----------    -----------
Balance, December 31, 2001                                $     6,600     $   994,246    $    42,496    $   874,657    $ 1,917,999
                                                          ===========     ===========    ===========    ===========    ===========


    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(IN THOUSANDS)


                                                                         2001              2000             1999
                                                                     -----------       -----------       -----------
Cash flows from operating activities:
   Net income                                                        $   116,155       $   169,615       $   158,205
   Adjustments to reconcile net income to net cash provided by operating activities:
     Interest credited to universal life and investment-type
       contracts                                                         144,483           138,801           162,808
     Realized investment (gains) losses                                  (41,319)          (62,285)          (24,159)
     Impairment losses on investments                                     82,764            22,429                --
     Amortization of deferred policy acquisition costs and VOBA           97,408           108,757           102,581
     Amortization of bond and mortgage-backed security discount
       and premium, net                                                    7,674             2,223             2,114
     Capitalization of deferred policy acquisition costs and
       VOBA, net                                                        (113,837)         (105,283)          (99,568)
     Deferred income tax (benefit) expense                               (17,015)          (14,903)              553
     Depreciation                                                          5,724             1,260             2,606
     Cash provided by (used in) changes in operating assets and liabilities:
       Federal income taxes payable                                      (18,496)            8,490             5,826
       Life insurance policy liabilities                                 148,161            81,135            55,478
       Other policyholder funds                                          122,911            58,068            26,121
       Other                                                              (2,312)           11,047            10,654
                                                                     -----------       -----------       -----------
     Net cash provided by operating activities                           532,301           419,354           403,219
                                                                     -----------       -----------       -----------
Cash flows from investing activities:
   Purchase of bonds and stocks available for sale                    (1,732,022)         (904,259)       (1,322,589)
   Proceeds from sales or maturities of bonds and stocks
     available for sale                                                1,443,106           944,436           953,106
   Mortgage loan collections                                               8,083             4,800            18,421
   Purchase of investment real estate                                     (2,002)          (25,287)          (20,640)
   Proceeds from sale of investment real estate                            9,086             6,651            10,565
   Increase in policy loans, net                                         (14,125)          (16,475)          (16,475)
   Purchase of capital assets                                             (4,732)           (7,174)           (2,508)
   Purchase and issuance of surplus notes, certificates of
     contribution and promissory notes of the P&C Group                   (8,000)         (383,500)               --
   Purchase of options                                                    (7,957)          (10,175)           (8,216)
   Proceeds from sales or maturities of options                              518                --                --
   Other                                                                  (1,107)           (3,549)            1,891
                                                                     -----------       -----------       -----------
     Net cash used in investing activities                              (309,152)         (394,532)         (386,445)
                                                                     -----------       -----------       -----------
Cash flows from financing activities:
   Cash dividends                                                       (112,000)               --                --
   Universal life and investment-type contract deposits                  656,938           465,885           459,892
   Universal life and investment-type contract withdrawals and
     maturities                                                         (664,045)         (519,258)         (447,415)
                                                                     -----------       -----------       -----------
     Net cash (used in) provided by financing activities                (119,107)          (53,373)           12,477
                                                                     -----------       -----------       -----------
     Increase (decrease) in cash and cash equivalents                    104,042           (28,551)           29,251

Cash and cash equivalents:
   Beginning of year                                                      64,484            93,035            63,784
                                                                     -----------       -----------       -----------
   End of year                                                       $   168,526       $    64,484       $    93,035
                                                                     ===========       ===========       ===========
Supplemental disclosures of cash flow information:
  Cash paid during the year:
     Income taxes                                                    $    96,780       $    92,860       $    82,047
     Interest                                                                 --                23               125
Supplemental disclosures of noncash investing and financing
  activities:
   Unsettled purchase of certificate of contribution from
     Exchanges                                                          (107,000)               --                --
   Unsettled maturity of surplus note from Exchanges                     119,000                --                --


    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   THE COMPANY
   The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the Company), a wholly-owned subsidiary of Farmers Group, Inc. (FGI), whose ultimate parent is Zurich Financial Services Group. FGI, a management services insurance holding company, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries (the Exchanges or the P&C Group) and owns a reinsurance company, Farmers Re.

   In December 1988, BATUS Inc. (BATUS) a subsidiary of B.A.T. Industries p.l.c. (B.A.T), acquired 100% ownership of FGI and its subsidiaries for $5,212,619,000 in cash, including related expenses, through its wholly-owned subsidiary, BATUS Financial Services. Immediately thereafter, BATUS Financial Services was merged into FGI. The acquisition was accounted for as a purchase and, accordingly, the acquired assets and liabilities were recorded in the Company's balance sheet based on their estimated fair values at December 31, 1988.

   At the time of purchase, a portion of the purchase price, $530,076,000, was assigned to the Company's value of business acquired (VOBA), which represented an actuarial determination of the expected profits from the business in-force at the date of B.A.T.'s acquisition of FGI.

   In September 1998, the financial services businesses of B.A.T, which included the Company, were merged with Zurich Insurance Company (ZIC). The business of ZIC and the financial services businesses of B.A.T were transferred to Zurich Group Holding (ZGH), formerly known as Zurich Financial Services, a Swiss company with headquarters in Zurich, Switzerland. This merger was accounted for by ZGH as a pooling of interests under International Accounting Standards.

   NATURE OF OPERATIONS
   The Company concentrates its activities in the individual life insurance and annuity markets. Principal lines of business include traditional and universal whole life products, as well as term life insurance. Additionally, the Company issues flexible and single premium deferred annuities, single premium immediate annuities, equity-indexed annuities, and structured settlements, as well as variable universal life insurance and variable annuity products.

   The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, and Farmers. In addition, the Company and the P&C Group distribute their respective insurance products through a common network of direct writing agents and district managers. As of December 31, 2001, this network consisted of approximately 14,000 direct writing agents and approximately 500 district managers, each of whom is an independent contractor. The size, efficiency, and scope of this agency force have made it a major factor in the P&C Group's and the Company's growth. Each direct writing agent is required to first submit

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   NATURE OF OPERATIONS (CONTINUED)
   business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers. To the extent that such insurers decline such business or do not underwrite it, the direct writing agents may offer the business to other insurers.

   The Company is currently licensed in 46 states.

   USE OF ESTIMATES
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   REVENUE RECOGNITION
   Premiums for traditional life, structured settlement contracts involving life contingencies (SSILC), and accident and health insurance products are recognized as revenues when due from policyholders. Policy withdrawal, maintenance, and other charges are recognized as income when earned.

   Revenues associated with universal life and variable universal life products consist of policy charges for the cost of insurance, policy administration fees, surrender charges, and investment income on assets allocated to support policyholder account balances on deposit. Revenues for deferred fixed and variable annuity products and structured settlement contracts not involving life contingencies (SSNILC) consist of surrender charges, investment income on assets allocated to support policyholder account balances on deposit, and administrative charges for equity-indexed annuities. Consideration received for interest-sensitive insurance, SSNILC, and annuity products are recorded as a liability when received.

   INVESTMENTS
   The Company has classified all investments in fixed maturities and equity securities as available for sale. Accordingly, these securities are carried at fair value and the unrealized gains and losses, net of deferred income taxes and other adjustments, when applicable, are included as a separate component of other comprehensive income in stockholder's equity. As of December 31, 2001 and 2000, there were no securities designated as held to maturity or trading.

   Discounts and premiums on fixed maturity investments are amortized, using the interest method, over the term of the security, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in net investment income. All security transactions are recorded on a trade date basis.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   INVESTMENTS (CONTINUED)
   Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the carrying value of available for sale fixed maturity securities, with an offsetting effect on stockholder's equity, net of the effects of amortization of deferred acquisition costs and deferred income taxes, when applicable. If a decline in the fair value of an individual fixed income investment is considered to be other than temporary, the difference between amortized book value and fair value is recorded as a realized investment loss. Fair value is based on quoted market prices. Realized gains and losses on sales of investments, recognized in the statements of income, are determined based on the net book value of individual investments.

   If a decline in the fair value of an individual equity investment is considered to be other than temporary, the difference between original cost and fair value is recorded as a realized investment loss. Fair value is based on quoted market prices. Realized gains and losses on sales of investments, recognized in the statements of income, are determined based on the cost of the individual securities.

   Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. No valuation allowance has been established as of December 31, 2001 and 2000. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral, if the loan is collateral dependent. No material amounts were recognized for impaired loans in the periods presented.

   Real estate, including related improvements, is stated at the lower of cost less accumulated depreciation or market value. Depreciation is provided on a straight-line basis over 35 years, the estimated life of the properties. Accumulated depreciation for real estate as of December 31, 2001 and 2000 was approximately $31,140,000 and $29,369,000, respectively. Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated net realizable value less selling costs with the impairment loss being included in impairment losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Valuation allowances on real estate available for sale are computed using the lower of depreciated cost or estimated fair value, net of disposition costs. There was no valuation allowance for real estate as of December 31, 2001 and 2000. No material amounts were recognized for impaired real estate in the periods presented.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   INVESTMENTS (CONTINUED)
   Policy loans are stated at unpaid balances, which approximates fair value.

   Short-term investments are stated at amortized cost, which approximates fair value.

   Partnership and joint venture interests in which the Company does not have control or majority ownership interest, are recorded using the cost method of accounting, which approximates fair value.

   S&P 500 call options are purchased as hedges against the interest liabilities generated on the equity-indexed annuity products. These call options are carried at an estimated fair value based on stock price, strike price, time to expiration, interest rates, dividends, and volatility using the methodology of the Black-Scholes option pricing formula.

   The call options effectively hedge the annuity contracts since they are both purchased and sold with identical parameters. Periodically, the value of the assets (S&P 500 call options) is matched to the potential liability (annuity contracts) to ensure the hedge has remained effective. The annuities were written based on a seven-year investment term, absent early termination by participants. Therefore, the anticipated hedge transaction (i.e. payment of interest to the policyholder at the end of the investment term and maturity of the S&P 500 call option) for each annuity is generally expected to occur in seven years or less. For the years ended December 31, 2001 and 2000, the amount of unrealized hedging losses was approximately $23,763,000 and $3,425,000, respectively.

   The S&P 500 call options are carried at estimated fair value. Unrealized gains and losses resulting from change in the estimated fair value of the call options are recorded as an adjustment to the interest liability credited to policyholders. In addition, realized gains and losses from maturity or termination of the S&P 500 call options are offset against the interest credited to policyholders during the period incurred. Premiums paid on S&P 500 call options are amortized to net investment income over the term of the contracts. There were no early terminations by annuity participants that led to maturities or sales of the S&P 500 call options during 2001, 2000 or 1999.

   DEFERRED POLICY ACQUISITION COSTS
   The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of first year commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and deferred fixed and variable annuity products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts. Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   DEFERRED POLICY ACQUISITION COSTS (CONTINUED)
   Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re- estimated and adjusted by a cumulative charge or credit to current operations.

   Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

   Policy acquisition costs for universal life, variable universal life and deferred fixed and variable annuity products are deferred and amortized in relation to the present value of expected gross profits on the policies. Deferred policy acquisition costs include amounts associated with the unrealized gains and losses recorded as other comprehensive income, a component of stockholder's equity. Accordingly, deferred policy acquisition costs are increased or decreased for the impact of estimated future gross profits as if net unrealized gains or losses on securities had been realized at the balance sheet date. Net unrealized gains or losses on securities within other comprehensive income also reflect this impact.

   VALUE OF BUSINESS ACQUIRED
   The present value of the business acquired in the merger with B.A.T is being amortized over its actuarially determined useful life which is consistent with the decline in life insurance business that was in-force at the time of the merger.

   PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS
   Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation of property and equipment has been provided using the straight-line method with estimated useful lives of 10 to 45 years for buildings and improvements and five years for furniture and equipment.

   The Company capitalizes software purchased from third parties or internally generated if the related software product under development has reached technological feasibility. Costs incurred prior to the establishment of technical feasibility are expensed as incurred. As of December 31, 2001 and 2000, unamortized software costs were $7,660,000 and $5,752,000, respectively. The Company amortizes software costs over a 5-year period and amortized $1,779,000, $775,000 and $190,000 for the years ended December 31, 2001, 2000 and 1999.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   LONG-LIVED ASSETS
   In accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets and certain identifiable intangibles to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. No such impairments have occurred.

   SEPARATE ACCOUNTS
   In April 2000, the Company began issuing variable universal life and deferred variable annuity contracts. The assets and liabilities held for variable universal life and deferred variable annuity contracts are in the Separate Accounts (the Accounts) which are legally segregated from the general assets of the Company. The initial assets held in the Accounts were comprised of investments in 12 sub-accounts. An additional 18 sub-accounts were added in May 2001, for a total of 30 sub-accounts. Each sub-account invests exclusively in shares of a designated portfolio of a fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the sub-accounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the sub-accounts may not meet their stated objectives. The sub-accounts invest in underlying mutual fund portfolios (collectively, the Funds).

   The assets of the Accounts are carried at fair value. The Accounts' liabilities represent the contract holders' claims to the related assets and are carried at the fair value of the assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company's statements of income and comprehensive income. Mortality, policy administration and surrender charges to all accounts are included in the revenues of the Company.

   POLICY LIABILITIES AND ACCRUALS
   Liabilities for future policy benefits for traditional life policies are computed principally on a net level premium method reflecting estimated future investment yields, mortality, morbidity, and withdrawals. Interest rate assumptions range from 2.25% to 8.50% depending upon the year of issue. Mortality is calculated principally on select and ultimate tables in common usage in the industry, modified for Company experience, and withdrawals are estimated based primarily on experience.

   Liabilities for future policy benefits on universal life and variable universal life and deferred fixed and variable annuity products are determined under the retrospective deposit method and consist principally of policy values before any surrender charges. Liabilities for future policy benefits on SSNILC are recorded when the payments are received.

   Unpaid policy claims include claims in the course of settlement and a provision for claims incurred but not reported, based on past experience.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   CASH AND CASH EQUIVALENTS
   The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

   INCOME TAXES
   The Company uses the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

   ACCOUNTING PRONOUNCEMENTS
   In 1998, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities. This Statement establishes accounting and reporting standards for derivative instruments (including certain derivative instruments embedded in other contracts) and for hedging activities. SFAS No. 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at market value. Subsequently, in June 1999, the FASB released SFAS No. 137, Deferral of the Effective Date of FASB Statement No. 133, which deferred the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. Finally, in June 2000, the FASB released SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities. This Statement amends the accounting and reporting standards of SFAS No. 133 for the following items: normal purchases and normal sales exception, interest rate risk, recognized foreign currency denominated debt instruments and intercompany derivatives. This Statement also amends SFAS No. 133 for certain provisions related to the implementation guidance arising from the Derivative Implementation Group process. SFAS No. 133, No. 137 and No. 138 are effective for financial statements issued by the Company for periods beginning after December 31, 2000. The adoption of these Statements did not have a material impact on the Company's financial statements.

   In September 2000, the FASB issued SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This Statement revises accounting standards for securitizations and other transfers of financial assets and collateral. SFAS No. 140 replaces SFAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, and rescinds SFAS No. 127, Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125. This Statement, which is required to be applied prospectively with certain exceptions, is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. Additionally, this Statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The adoption of this Statement did not have a material impact on the Company's financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   ACCOUNTING PRONOUNCEMENTS (CONTINUED)
   In June 2001, the FASB issued SFAS No. 141, Business Combinations. This Statement, effective for all business combinations initiated after June 30, 2001, establishes standards for accounting and reporting business combinations. It requires that all business combinations be accounted for by the purchase method and prohibits the pooling of interest method of accounting except for transactions initiated before July 1, 2001. This Statement supersedes Accounting Principles Board (APB) Opinion No. 16, Business Combinations, and FASB Statement No. 38, Accounting for Preacquisition Contingencies of Purchased Enterprises. The adoption of this Statement did not have a material impact on the Company's financial statements.

   In June 2001, the FASB issued SFAS No. 142, Goodwill and Other Intangible Assets. This Statement addresses financial accounting and reporting for intangible assets acquired individually or with a group of other assets (but not those acquired in a business combination) at acquisition. This Statement also addresses financial accounting and reporting for goodwill and other intangible assets subsequent to their acquisition. Upon adoption of this Statement, goodwill and other intangible assets that are determined to have an indefinite useful life will no longer be amortized. Instead, goodwill will be tested annually for impairment using a two-step process. The first step is to identify a potential impairment and, in transition, this step must be measured as of the beginning of the fiscal year. The second step of the goodwill impairment test measures the amount of impairment loss (measured as of the beginning of the year of adoption), if any, and must be completed by the end of the year of initial adoption. Additionally, intangible assets with indefinite useful lives will be evaluated each reporting period to determine whether an indefinite useful life is still supportable. Further, such assets will be tested for impairment using a one-step process, which compares the fair value to the carrying amount of the asset as of the beginning of the fiscal year. Any intangible asset that is determined to have a finite useful life shall be amortized over this period and its useful life shall be evaluated each reporting period to determine whether revisions to the remaining amortization period are warranted. This Statement is effective for financial statements issued for fiscal years beginning after December 15, 2001 and supersedes APB Opinion No. 17, Intangible Assets. Early application is permitted for entities with fiscal years beginning after March 15, 2001, provided that the first interim financial statements have not previously been issued. This Statement is required to be applied at the beginning of an entity's fiscal year and to be applied to all goodwill and other intangible assets recognized in its financial statements at that date. The Company does not expect the adoption of this Statement to have a material impact on its financial statements.

   In June 2001, the FASB issued SFAS No. 143, Accounting for Asset Retirement Obligations. This Statement, effective for fiscal years beginning after June 15, 2002, establishes the standard to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred. The Company does not expect the adoption of this Statement to have a material impact on its financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   ACCOUNTING PRONOUNCEMENTS (CONTINUED)
   In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. This Statement addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. This Statement supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of. However, this Statement retains the fundamental provisions of SFAS No. 121 for a) recognition and measurement of the impairment of long-lived assets to be held and used and b) measurement of long-lived assets to be disposed of by sale. This Statement also supersedes the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business and Extraordinary, Unusual and Infrequently Occurring Events and Transactions, for segments of a business to be disposed of. However, this Statement retains the requirements of APB Opinion No. 30 to report discontinued operations separately from continuing operations and extends that reporting to a component of an entity that either has been disposed of or is classified as held-for-sale. The provisions of this Statement are effective for financial statements issued for fiscal years beginning after December 15, 2001, and interim periods within those fiscal years, with early application encouraged. The provisions of this Statement generally are to be applied prospectively. The Company does not expect the adoption of this Statement to have a material impact on its financial statements.

   RECLASSIFICATION
   Certain prior year amounts have been reclassified to conform to the current year presentation. These reclassifications have no effect on net income or stockholder's equity previously reported.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


2. INVESTMENTS

   INVESTMENT INCOME
   The components of investment income, by type of investment, for the years ended December 31, 2001, 2000 and 1999 were as follows (in thousands):

                                                            2001          2000          1999
                                                          --------      --------      --------
Bonds                                                     $262,851      $264,433      $270,191
Equity securities available for sale                         6,142         4,399         5,737
Mortgage loans on real estate                                3,241         3,892         5,060
Investment real estate                                      14,531        12,058         9,415
Surplus notes and certificate of contribution of the
  P&C Group                                                 37,933        27,533         7,259
Policy loans                                                17,029        15,881        14,436
Joint ventures                                                 745         1,062         1,786
Short-term investments                                       3,171         4,566         4,814
Notes receivable                                               758           307           105
Other                                                          173           445         1,008
                                                          --------      --------      --------
    Gross investment income                                346,574       334,576       319,811
Less: Investment expenses                                   15,196        12,587        12,137
                                                          --------      --------      --------
    Net investment income                                 $331,378      $321,989      $307,674
                                                          ========      ========      ========

   The Company's investment expenses included approximately $478,000, $321,000 and $737,000 in 2001, 2000 and 1999, respectively, that were paid to its parent company, FGI.

   In 2001, 2000 and 1999, approximately $1,806,000, $1,608,000 and $1,469,000, respectively, of the Company's investment expenses were paid to Zurich Scudder Investments, Inc. (ZSI), formerly known as Scudder Kemper Investments, Inc., an indirect subsidiary of Zurich.

   REALIZED GAINS AND LOSSES
   Realized investment gains (losses) on sales of investments during the years ended December 31, 2001, 2000 and 1999 were as follows (in thousands):

                                     2001           2000          1999
                                   --------       --------      --------
Bonds                              $ 32,576       $ 12,832      $ 17,558
Redeemable preferred stocks             (49)         2,688           450
Common stocks                         8,040         32,783         4,589
Investment real estate                1,801          3,928         1,562
Mortgage loans on real estate            --         10,054            --
Joint ventures                         (358)            --            --
Other                                  (691)            --            --
                                   --------       --------      --------
                                   $ 41,319       $ 62,285      $ 24,159
                                   ========       ========      ========

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


2. INVESTMENTS (CONTINUED)

   IMPAIRMENT LOSSES
   Impairment losses for the years ended December 31, 2001, 2000 and 1999 were as follows (in thousands):

                                   2001           2000            1999
                                 --------       --------       ---------
Bonds                            $(37,563)      $(22,429)      $      --
Redeemable preferred stocks          (156)            --              --
Common stocks                     (42,952)            --              --
Notes receivable                     (844)            --              --
Joint ventures                     (1,249)            --              --
                                 --------       --------       ---------
                                 $(82,764)      $(22,429)      $      --
                                 ========       ========       =========

   UNREALIZED GAINS AND LOSSES ON EQUITY SECURITIES AND JOINT VENTURES
   Gross unrealized gains (losses) pertaining to nonredeemable preferred stocks, common stocks, and joint ventures stated at fair value as of December 31, 2001 and 2000 are as follows (in thousands):

                                            GAINS         LOSSES          NET
                                          --------       --------       --------
2001
  Nonredeemable preferred stocks          $  1,154       $    (32)      $  1,122
  Common stocks                             16,509        (25,921)        (9,412)
  Joint ventures                               477           (135)           342
                                          --------       --------       --------
                                          $ 18,140       $(26,088)        (7,948)
                                          ========       ========
  Less:  Deferred federal income taxes                                     2,782
                                                                        --------
                                                                        $ (5,166)
                                                                        ========

2000
  Nonredeemable preferred stocks          $    439       $    (67)      $    372
  Common stocks                             10,539        (39,892)       (29,353)
  Joint ventures                                --           (570)          (570)
                                          --------       --------       --------
                                          $ 10,978       $(40,529)       (29,551)
                                          ========       ========
  Less:  Deferred federal income taxes                                    10,343
                                                                        --------
                                                                        $(19,208)
                                                                        ========

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


2. INVESTMENTS (CONTINUED)

   UNREALIZED GAINS AND LOSSES ON FIXED MATURITIES
   Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of fixed maturities as of December 31, 2001 and 2000 are as follows (in thousands):

                                                              GROSS             GROSS           ESTIMATED
                                           AMORTIZED        UNREALIZED        UNREALIZED          FAIR
                                              COST            GAINS             LOSSES            VALUE
                                          -----------      -----------       -----------       -----------
2001
Fixed maturities available for sale:
U.S. Treasury securities and
  obligations of U.S. government
  corporations and agencies               $   241,985      $     3,982       $    (3,743)      $   242,224
Obligations of states and
  political subdivisions                      172,276            9,134                --           181,410
Debt securities issued by
  foreign governments                          19,938              191                --            20,129
Corporate securities                        1,418,795           47,373           (20,692)        1,445,476
Mortgage-backed securities                  2,042,814           68,298            (5,994)        2,105,118
                                          -----------      -----------       -----------       -----------
                                            3,895,808          128,978           (30,429)        3,994,357
Redeemable preferred stock                     21,806              457              (956)           21,307
                                          -----------      -----------       -----------       -----------
                                          $ 3,917,614      $   129,435       $   (31,385)      $ 4,015,664
                                          ===========      ===========       ===========       ===========

2000
Fixed maturities available for sale:
U.S. Treasury securities and
  obligations of U.S. government
  corporations and agencies               $   210,305      $     3,087       $    (1,020)      $   212,372
Obligations of states and
  political subdivisions                       34,335              785                (2)           35,118
Debt securities issued by
  foreign governments                          53,382            1,515            (1,260)           53,637
Corporate securities                        1,695,881           30,450           (38,465)        1,687,866
Mortgage-backed securities                  1,683,244           32,699           (12,492)        1,703,451
                                          -----------      -----------       -----------       -----------
                                            3,677,147           68,536           (53,239)        3,692,444
Redeemable preferred stock                     29,649            1,577              (580)           30,646
                                          -----------      -----------       -----------       -----------
                                          $ 3,706,796      $    70,113       $   (53,819)      $ 3,723,090
                                          ===========      ===========       ===========       ===========

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


2. INVESTMENTS (CONTINUED)

   MATURITIES OF FIXED MATURITIES
   The amortized cost and estimated fair value of available for sale fixed maturity securities by contractual maturity at December 31, 2001 are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties:

                                                                              ESTIMATED
                                                              AMORTIZED         FAIR
                                                                COST            VALUE
                                                             ----------      ----------
Fixed maturities available for sale:
  Due in one year or less                                    $   60,417      $   62,046
  Due after one year through five years                         435,471         451,934
  Due after five years through 10 years                         726,214         736,608
  Due after 10 years                                            630,892         638,651
                                                             ----------      ----------
                                                              1,852,994       1,889,239
Mortgage-backed securities                                    2,042,814       2,105,118
Preferred stock with characteristics of debt securities          21,806          21,307
                                                             ----------      ----------
                                                             $3,917,614      $4,015,664
                                                             ==========      ==========

   In determining estimated fair value, management obtains quotations from independent sources who make markets in similar securities, generally broker/dealers. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of market value based on an evaluation of appropriate factors, such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issue, and other market data.

   Proceeds from sales and maturities of bonds and stocks and gross realized gains (losses) on such sales during the years ended December 31, 2001, 2000 and 1999 were as follows (in thousands):

      YEARS ENDING                                            GROSS           GROSS
      DECEMBER 31,                         PROCEEDS           GAINS           LOSSES
      ------------                       -----------        ---------       ---------
          2001                           $ 1,443,106        $  58,161       $ (98,265)
          2000                               944,436           53,759         (27,885)
          1999                               953,106           40,609         (18,012)

   On December 27, 2001, the Company acquired a $75,000,000 Mount Rosa/Mount Evans bond; at par, as issued by Mount Rosa 1 LTD, an Isle of Man exempted company, and Mount Evans Funding LLC, a Delaware Limited Liability Company. Both Mount Rosa 1 LTD and Mount Evans Funding LLC are not affiliated companies; however, in this special purpose vehicle bond, Zurich Insurance Company, an affiliated company, provides the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provides the underlying guarantee of principal. The bond maturity date is December 27, 2031. The coupon rate for this bond is 7.24% and interest is paid semi-annually. The Company received approximately $60,000 of interest income in 2001.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


3. DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

   Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosures of fair value information about financial instruments and includes assets and liabilities recognized or not recognized in the balance sheets, for which it is practicable to estimate fair value. In instances where quoted market prices are not available, fair values are based upon estimates using discounted cash flow or other valuation techniques. Those techniques are significantly affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. SFAS No. 107 excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements, such as the amount for the value associated with customer or agent relationships, the expected interest margin to be earned on future investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

   CASH AND CASH EQUIVALENTS
   The carrying amounts of these items are reasonable estimates of their fair value.

   FIXED MATURITIES, REDEEMABLE AND NONREDEEMABLE PREFERRED STOCK, AND COMMON stock The estimated fair value of bonds, redeemable and nonredeemable preferred stock, and common stock are based upon quoted market prices, dealer quotes, and prices obtained from independent pricing services.

   MORTGAGE LOANS
   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate that is applicable to the yield, credit quality, and average maturity of the composite portfolio.

   POLICY LOANS
   The estimated fair value of policy loans is determined by discounting future cash flows using the current rates at which similar loans would be made.

   SURPLUS NOTES AND CERTIFICATES OF CONTRIBUTION OF THE P&C GROUP
   The carrying amounts of these items are a reasonable estimate of their fair market value.

   JOINT VENTURES
   The estimated fair value of the joint ventures is based on quoted market prices, current appraisals, and independent pricing services.

   S&P 500 CALL OPTIONS
   The Black-Scholes option pricing formula is a reasonable valuation method in estimating the fair market value of the S&P 500 call options.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


3. DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

   NOTES RECEIVABLE
   The carrying amounts of these items are a reasonable estimate of their fair value.

   FUTURE POLICY BENEFITS - DEFERRED ANNUITIES
   The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

   SEPARATE ACCOUNTS
   Amounts are carried at market value for financial statement purposes.

   The estimated fair values and carrying values of the Company's financial instruments at December 31, 2001 and 2000 were as follows (in thousands):

                                                                    2001                            2000
                                                         --------------------------      --------------------------
                                                          CARRYING       ESTIMATED        CARRYING       ESTIMATED
                                                           VALUE         FAIR VALUE        VALUE         FAIR VALUE
                                                         ----------      ----------      ----------      ----------
Assets:
  Cash and cash equivalents                              $  168,526      $  168,526      $   64,484      $   64,484
  Fixed maturities available for sale                     4,015,664       4,015,664       3,723,090       3,723,090
  Non-redeemable preferred stock available for sale          12,245          12,245          11,500          11,500
  Common stock available for sale                           262,927         262,927         212,428         212,428
  Mortgage loans                                             28,901          31,853          36,984          41,815
  Surplus notes and certificates of contribution
    of the P&C Group                                        490,500         490,500         502,500         502,500
  Policy loans                                              232,287         246,829         218,162         226,304
  Joint ventures                                              3,624           6,436           4,651           7,397
  S&P call options                                           12,690          12,690          26,271          26,271
  Notes receivable                                           12,435          12,435           5,279           5,279
  Separate accounts                                          53,074          53,074           8,423           8,423
Liabilities:
  Future policy benefits - deferred annuities             1,545,583       1,491,873       1,510,908       1,467,806
  Separate accounts                                          53,074          53,074           8,423           8,423

4. VALUE OF BUSINESS ACQUIRED

   The changes in the VOBA were as follows (in thousands):

                                                          DECEMBER 31,
                                                   -------------------------
                                                      2001            2000
                                                   ---------       ---------
Balance, beginning of year                         $ 300,141       $ 328,718
Amortization related to operations                   (41,777)        (51,648)
Interest accrued                                      19,378          28,799
Amortization related to net unrealized losses         (3,211)         (5,728)
                                                   ---------       ---------
Balance, end of year                               $ 274,531       $ 300,141
                                                   =========       =========

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


4. VALUE OF BUSINESS ACQUIRED (CONTINUED)

   Based on current conditions and assumptions as to future events, the Company expects to amortize the December 31, 2001, balance as follows: approximately 8.0% in 2002 and 2003, 9.0% in 2004, 2005 and 2006. The discount rate used to determine the amortization rate of the VOBA ranged from 3.5% to 9.0%.

5. SECURITY LENDING ARRANGEMENT

   The Company has entered into a security lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with cash collateral equal to at least 102% of the market value of the loaned securities.

   The securities are marked-to market on a daily basis, and the collateral is adjusted on the next business day. The collateral is invested in highly liquid, fixed income investments with a maturity of less than one year. Income earned from the security lending arrangement is shared 25% and 75% between the agent and the Company, respectively. Income earned by the Company was approximately $227,000, $626,000 and $798,000 in 2001, 2000 and 1999,
   respectively. The Company's securities on loan at December 31, 2001 and 2000 had estimated fair values of approximately $12,925,000 and $335,968,000, respectively.

6. FEDERAL INCOME TAXES

   The Company files a consolidated federal income tax return with FGI and its subsidiaries.

   The method of allocation between the Company and FGI is subject to a written agreement, which has been approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled annually within 45 days after the filing date of the consolidated federal income tax return.

  FARMERS NEW WORLD LIFE INSURANCE COMPANY
  (A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
  NOTES TO FINANCIAL STATEMENTS, CONTINUED


6. FEDERAL INCOME TAXES (CONTINUED)

   The components of the provision for income taxes for the years ended December 31, 2001, 2000 and 1999 are as follows (in thousands):

                         2001             2000            1999
                       ---------       ---------       ---------
Current:
  Federal              $  73,093       $ 104,187       $  83,823
  State                      704           1,107           1,603
                       ---------       ---------       ---------
   Total current          73,797         105,294          85,426
                       ---------       ---------       ---------
Deferred:
  Federal                (16,377)        (14,253)          1,127
  State                     (638)           (650)           (574)
                       ---------       ---------       ---------
   Total deferred        (17,015)        (14,903)            553
                       ---------       ---------       ---------
   Total               $  56,782       $  90,391       $  85,979
                       =========       =========       =========

   A reconciliation of the amounts computed by applying the statutory U.S. federal income tax rate of 35% in 2001, 2000 and 1999 to income before income taxes and the actual provision for the years ended December 31, 2001, 2000 and 1999 are as follows (in thousands):

                                           2001                        2000                        1999
                                   --------------------        --------------------        --------------------
                                   AMOUNT       PERCENT        AMOUNT       PERCENT        AMOUNT       PERCENT
                                   ------       -------        ------       -------        ------       -------
Expected tax expense              $ 60,528       35.00%       $ 91,002       35.00%       $ 85,464       35.00%
Tax-exempt investment income        (1,248)      (0.72)         (1,070)      (0.41)         (1,410)      (0.58)
State taxes                             48        0.02             457        0.17           1,029        0.42
Other, net                          (2,546)      (1.47)              2        0.00             896        0.37
                                  --------       -----        --------       -----        --------       -----
Reported income tax expense       $ 56,782       32.83%       $ 90,391       34.76%       $ 85,979       35.21%
                                  ========       =====        ========       =====        ========       =====

   The temporary differences that give rise to significant portions of deferred tax liabilities at December 31, 2001 and 2000 relate to the following (in thousands):

                                               2001            2000
                                            ---------       ---------
Deferred policy acquisition costs           $ 233,903       $ 234,762
Future policy benefits                       (106,025)        (89,459)
Investments                                   (47,078)        (33,601)
Valuation of investments in securities         22,883          (6,723)
Depreciable assets                              5,371           4,334
Other                                           3,487          (8,256)
                                            ---------       ---------
   Net deferred tax liabilities             $ 112,541       $ 101,057
                                            =========       =========

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


6. FEDERAL INCOME TAXES (CONTINUED)

   Management believes that the deferred income tax assets listed are fully recoverable and, accordingly, no valuation allowance has been recorded. Management bases its assessment as to the realizability of the deferred income tax assets on available evidence including historical and projected operating results, estimated reversals of temporary differences and, where applicable, tax planning strategies. Estimates as to the realizability of deferred income tax assets are subject to changes in the near future.

7. COMMITMENTS AND CONTINGENCIES

   The Company is subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to defend vigorously its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company's financial position, results of operations or cash flows.

8. REGULATORY MATTERS

   The Company is required to file financial statements with the Office of the Insurance Commissioner of the State of Washington (OIC). These financial statements are prepared in accordance with accounting practices prescribed or permitted by the OIC. "Prescribed" statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations and general administrative rules. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices may differ from state to state, may differ from company to company within a state and may change in the future. These statutory accounting practices differ from accounting principles generally accepted in the United States of America, which have been used to prepare the accompanying financial statements. Effective January 1, 2001, the State of Washington required that insurance companies domiciled in the State of Washington prepare their statutory basis financial statements in accordance with the NAIC, Accounting Practices and Procedures - Version effective January 1, 2001.

   Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures - Version effective January 1, 2001, are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (statutory surplus) in the period of the change in accounting principles. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


8. REGULATORY MATTERS (CONTINUED)

   reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principles, as an adjustment that increased unassigned funds (statutory surplus) by approximately $5,200,000 as of January 1, 2001.

   Statutory stockholders' equity was $1,074,660,000 and $1,090,597,000 as of December 31, 2001 and 2000, respectively, and statutory net income was $34,402,000, $134,756,000 and $114,909,000 for the years ended December 31,
   2001, 2000 and 1999, respectively.

   Statutory unassigned surplus of $1,064,860,000 and $1,080,798,000 included in retained earnings at December 31, 2001 and 2000, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2001 and 2000 is designated as stockholder's surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

   The NAIC requires life insurance companies to calculate a risk-based capital ratio (RBC). This RBC is used for the regulation of life insurance companies and is used as a solvency benchmark by state insurance regulators. The formulas for determining the RBC specify various weighting factors that are applied to financial balances or various levels of activity based on degree of risk. The RBC ratio is determined by a ratio of the enterprise's regulatory total adjusted capital to its authorized control level RBC, as defined by the NAIC. If the RBC ratio is below specific trigger points, the Company may be required to take corrective action. The Company's ratios exceed regulatory requirements at December 31, 2001 and 2000. These ratios are not a required part of the financial statements, and therefore, were not subjected to the auditing procedures applied in the audit of the financial statements.

   The amount of dividends that can be paid by the Company to its stockholder without prior approval of the OIC is limited to the greater of (i) 10% of its statutory earned surplus or (ii) the statutory net income from the preceding calendar year. Earned surplus consists of funds derived from any realized net profits, and does not include unrealized capital gains or re-evaluation of assets. A dividend paid that does not meet the above specifications is defined as an "extraordinary dividend" and requires advance approval from the OIC. The maximum dividend payout that could be made without prior approval is $136,327,000 in 2002. Dividends are determined by the Board of Directors.

   During 2001, the Company paid $112,000,000 in dividends to FGI.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


9. REINSURANCE

   The Company has ceded business under both yearly renewable-term contracts and coinsurance contracts. The policy benefit liabilities and unpaid claim amounts attributable to such business are stated as other receivables on the balance sheets. The carrying value of reinsurance receivables included in other receivables totaled approximately $65,240,000 and $39,063,000 at December 31, 2001 and 2000, respectively. The Company utilizes several reinsurers to minimize concentration of credit risk.

   The Company has established retention limits for automatic reinsurance ceded. The maximum retention on new issues is $2,000,000 per life for certain universal life policies and $1,500,000 per life for all traditional policies except certain term life products. The maximum retention on new issues is $800,000 per life for Farmers Yearly Renewable term. The excess risk is reinsured with an unaffiliated reinsurer. Increases in the liability for future life policy benefits and death and other benefits expense are reported net of the impact of reinsurance ceded. Death and other benefits expense is reduced by $13,651,000, $6,602,000, and $3,052,000 in 2001, 2000 and 1999,
   respectively, of reinsurance recoveries. The Company is contingently liable with respect to reinsurance ceded in the event that a reinsurer is unable to meet its obligations under existing reinsurance agreements.

   Effective January 2000, the Company entered into a new co-insurance agreement with an unaffiliated reinsurer. The Company agreed to cede a significant portion of the risk of certain term life policies. The coinsurance agreement cedes 90% of premium and risk.

   The effect of reinsurance on premiums and amounts earned for the years ended December 31, 2001, 2000, and 1999 was as follows (in thousands):

                                2001            2000            1999
                             ---------       ---------       ---------
Direct premiums              $ 324,735       $ 252,213       $ 214,557
Reinsurance assumed             11,321           9,833           9,065
Reinsurance ceded              (61,212)        (33,527)        (13,939)
                             ---------       ---------       ---------
    Net premiums earned      $ 274,844       $ 228,519       $ 209,683
                             =========       =========       =========

   Premiums assumed from unaffiliated companies approximated $11,321,000, $9,833,000 and $9,065,000 in 2001, 2000 and 1999, respectively, which represents 4.1% of the net premiums earned in 2001, and 4.3% of the net premiums earned in 2000 and 1999. Claims paid to unaffiliated companies on assumed reinsurance were approximately $10,536,000, $9,131,000 and $8,134,000 in 2001, 2000 and 1999, respectively.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


10. EMPLOYEES' RETIREMENT PLANS

   The Company participates in FGI's two non-contributory defined benefit pension plans (the Regular Plan and the Restoration Plan). The Regular Plan covers substantially all employees of FGI, its subsidiaries, and the P&C Group who have reached age 21 and have rendered one year of service. Benefits are based on years of service and the employee's compensation during the last five years of employment. The Restoration Plan provides supplemental retirement benefits for certain key employees of FGI, its subsidiaries, and the P&C Group.

   FGI's policy is to fund the amount determined under the aggregate cost method, provided it does not exceed funding limitations. There has been no change in funding policy from prior years, and in 2001, a contribution of $25,487,000 was made to the Regular Plan. The Company's share of this contribution was $11,867,000.

   An independent trustee holds the assets of the Regular Plan. Assets held are primarily in fixed maturity and equity investments. The principal liability is for annuity benefit payments of current and future retirees. Assets of the Restoration Plan are considered corporate assets of FGI and are held in a grantor trust.

   Information regarding the Regular Plan's and the Restoration Plan's funded status is not developed separately for FGI, its subsidiaries, including the Company, and the P&C Group. The funded status of both plans as of December 1, 2001 and 2000 (the latest date for which information is available) is as follows (in thousands):

                                                            2001               2000
                                                         -----------       -----------
Change in benefit obligation:
 Net benefit obligation at beginning of the year         $   904,557       $   803,894
 Service cost                                                 32,169            27,262
 Interest cost                                                71,041            65,023
 Plan amendments                                                  (9)               --
 Actuarial losses                                             79,239            51,563
 Benefits paid                                               (41,096)          (43,185)
                                                         -----------       -----------
   Net benefit obligation at end of year                 $ 1,045,901       $   904,557
                                                         ===========       ===========
Change in plan assets:
 Fair value of plan assets at beginning of the year      $ 1,014,299       $ 1,015,928
 Actual return on plan assets                                (24,970)           21,594
 Employer contributions                                       25,487            18,689
 Benefits paid                                               (39,719)          (41,912)
                                                         -----------       -----------
   Fair value of plan assets at end of year              $   975,097       $ 1,014,299
                                                         ===========       ===========
Funded status at end of the year                         $   (70,804)      $   109,742
Unrecognized net actuarial gain                               57,578          (147,236)
Unrecognized prior service cost                               27,840            31,854
Unrecognized net transition asset                            (12,158)          (16,834)
                                                         -----------       -----------
   Net amount recognized at end of year                  $     2,456       $   (22,474)
                                                         ===========       ===========

10. EMPLOYEES' RETIREMENT PLANS (CONTINUED)

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


   Upon B.A.T.'s purchase of FGI and its subsidiaries in 1988, FGI allocated part of the purchase price to its portion of the Regular Plan assets in excess of the projected benefit obligation at the date of acquisition. The asset is being amortized for the difference between FGI's net pension cost and amounts contributed to the plan. The unamortized balance as of December 31, 2001 and 2000 was $9,576,000 and $13,258,000 respectively.

   Components of net periodic pension expense for FGI and its subsidiaries are as follows for the years ended December 31, 2001, 2000 and 1999 (in thousands):

                                                 2001           2000           1999
                                               --------       --------       --------
Service costs                                  $ 16,992       $ 14,064       $ 15,126
Interest costs                                   40,948         38,035         34,525
Return on plan assets                           (54,232)       (53,947)       (49,000)
Amortization of:
  Transition obligation                           1,023            987            955
  Prior service cost                              2,573          2,597          2,207
  Actuarial gain                                 (2,031)        (9,561)        (2,445)
                                               --------       --------       --------
    Net periodic pension expense (credit)      $  5,273       $ (7,825)      $  1,368
                                               ========       ========       ========

   The Company's share of pension expense (credit) was $275,000, ($1,188,000) and $192,000 in 2001, 2000 and 1999, respectively.

   FGI uses the projected unit credit cost actuarial method for attribution of expense for financial reporting purposes. The interest cost and the actuarial present value of benefit obligations were computed using a weighted average interest rate of 7.25%, 7.75% and 8.0% in 2001, 2000 and 1999, respectively, while the expected return on plan assets was computed using a weighted average interest rate of 9.50% in 2001 and 2000, and 9.25% in 1999. The weighted-average rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation was 4.70% in 2001 and 2000, and 5.00% in 1999.

   FGI and its subsidiaries' postretirement benefits plan is a contributory defined benefit plan for employees who were retired or who were eligible for early retirement on January 1, 1995, and is a contributory defined dollar plan for all other employees retiring after January 1, 1995. Health benefits are provided for all employees who participated in the Company's group medical benefits plan for 10 years prior to retirement at age 55 or later. A life insurance benefit of $5,000 is provided at no cost to retirees who maintained group life insurance coverage for 10 years prior to retirement at age 55 or later.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


10. EMPLOYEES' RETIREMENT PLANS (CONTINUED)

   There are no assets separated and allocated to this plan. The funded status of the entire plan, which includes FGI, its subsidiaries, and the P&C Group, at December 1, 2001 and 2000 (the latest date for which information is available) were as follows (in thousands):

                                                          2001            2000
                                                       ---------       ---------
Change in benefit obligation:
  Net benefit obligation at beginning of the year      $ 117,895       $  79,501
  Service cost                                             2,537           1,427
  Interest cost                                            9,082           6,280
  Plan participations' contributions                       2,768           1,729
  Actuarial loss                                          34,185          34,131
  Benefits paid                                          (10,325)         (5,173)
                                                       ---------       ---------
    Net benefit obligation at end of year              $ 156,142       $ 117,895
                                                       =========       =========

Funded status at end of year                           $(156,142)      $(117,895)
Unrecognized net actuarial gain                           51,823          20,659
Unrecognized net transition obligation                    14,421          15,732
                                                       ---------       ---------
    Net amount recognized at end of year               $ (89,898)      $ (81,504)
                                                       =========       =========

   FGI and its subsidiaries' share of the accrued postretirement benefit cost was approximately $61,544,000 and $57,758,000 in 2001 and 2000, respectively. The unrecognized net transition obligation of $14,421,000 and $15,732,000 in 2001 and 2000, respectively, represents the remaining transition obligation of the P&C Group.

   Components of postretirement benefits expense for FGI and its subsidiaries for the years ended December 31, 2001, 2000 and 1999 were as follows (in thousands):

                                             2001         2000         1999
                                           -------      -------       -------
Service costs                              $ 1,322      $   736       $   696
Interest costs                               5,367        3,786         3,263
Amortization of actuarial gain (loss)          333         (361)           (9)
                                           -------      -------       -------
    Net periodic expense                   $ 7,022      $ 4,161       $ 3,950
                                           =======      =======       =======

   The Company's share of these amounts was approximately $402,000, $245,000 and $229,000 in 2001, 2000 and 1999, respectively.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


10. EMPLOYEES' RETIREMENT PLANS (CONTINUED)

   The weighted average interest rate used in the above benefit computations was 7.25%, 7.75% and 8.00% in 2001, 2000 and 1999, respectively. Beginning in 2002, the initial medical inflation rate is 10% and will be graded, over a five-year period, to 6.00% and level thereafter, and contribution levels from retirees were the same as applicable medical cost increases where defined benefits exist. The weighted average rate of increase in future compensation levels used in determining the actuarial present value of the accumulated benefit obligation was 4.70% in 2001 and 2000, and 5.00% in 1999.

   A 1% increase or decrease in the medical inflation rate assumption would have resulted in the following (in thousands):

                                                                            1%           1%
                                                                        INCREASE     DECREASE
                                                                        --------     --------
Effect on 2001 service and interest components of net periodic cost      $   177      $  (172)
Effect on accumulated postretirement benefit obligation at
  December 31, 2001                                                        2,469       (2,214)

11. EMPLOYEES' PROFIT SHARING PLANS

   FGI and its subsidiaries have two profit sharing plans providing for cash payments to all eligible employees. The two plans, Cash Profit Sharing Plan (consisting of Cash and Quest for Gold Program in 2001 and 2000) and Deferred Profit Sharing Plan, provide for a maximum aggregate expense of 16.25% of FGI and its subsidiaries' consolidated annual pretax earnings, as adjusted. The Deferred Profit Sharing Plan, limited to 10% of pretax earnings, as adjusted, or 15% of the salary or wage paid or accrued to the eligible employees, provides for an annual contribution by FGI and its subsidiaries to a trust for eventual payment to employees as provided in the plan. The Cash Profit Sharing Plan and Quest for Gold Program provide for annual cash distributions to eligible employees. The Cash Profit Sharing Plan is limited to 5% of pretax earnings, as adjusted, or 5% of eligible employees' salaries or wages paid or accrued. The Quest for Gold Program is limited to 1.25% of pretax earnings, as adjusted, or 6% of eligible employees' salaries or wages paid or accrued.

   The Company's share of expense under these plans was $5,067,000, $4,194,000 and $4,120,000 in 2001, 2000 and 1999, respectively.

12. EQUITY-INDEXED ANNUITIES

   The Company sells an equity-indexed annuity product. At the end of its seven-year term, this product credits interest to the annuitant at a rate based on a specified portion of the change in the value of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), subject to a guaranteed annual minimum return.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


12. EQUITY-INDEXED ANNUITIES (CONTINUED)

   To hedge the interest liability generated on the annuities as the index rises, the Company purchases call options on the S&P 500 Index. The Company considers such call options to be held as a hedge. As of December 31, 2001 and 2000, the Company had call options with contract values of approximately $117,257,000 and $94,535,000, respectively, and carrying values of approximately $12,690,000 and $26,271,000, respectively.

   The cash requirement of the S&P 500 call options consist of the initial premium paid to purchase the call options. Should a liability exist to the annuitant at maturity of the annuity policy, the termination or maturity of the option contracts will generate positive cash flow to the Company. The appropriate amount of cash flow will then be remitted to the annuitant based on the respective participation rate. The S&P 500 call options are generally expected to be held for a seven-year term, but can be terminated at any time.

   On December 27, 2001, the Company disposed of 1,598 and 1,319 S&P 500 call option contracts acquired in January and February 2001. The Company received $518,000 in disposition proceeds, resulting in a $682,000 realized loss on disposition. This disposal was necessary as the Company purchased a larger than necessary quantity of S&P 500 call options to hedge against the equity indexed annuity product liability.

   There are certain risks associated with the S&P 500 call options, primarily with respect to significant movements in the United States stock market and counterparty non-performance. The Company believes that the counterparties to its S&P 500 call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal.

13. PARTICIPATING POLICIES

   Participating business, which consists of group business, comprised approximately 10.4% of total insurance in-force as of December 31, 2001 and approximately 7.7% of total insurance in force as of December 31, 2000. In addition, participating business represented 2.2% of the Company's premium income for the year ended December 31, 2001, and 2.0% of the Company's premium income for the years ended December 31, 2000 and 1999.

   The amount of dividends paid on participating business is determined by the Company's Board of Directors and is paid annually on the policyholder's anniversary date. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


14. OPERATING SEGMENTS

   The company concentrates its activities in the individual life insurance and annuity markets. These activities are managed separately as each offers a unique set of products and services. As a result, the Company comprises the following two reportable operating segments as defined in SFAS No. 131, Disclosures About Segments of an Enterprise and Related Information: the life insurance segment and the annuity segment.

   The life insurance segment provides individual life insurance products, including universal life, variable universal life, term life, and whole life. The annuity segment provides flexible and single premium deferred annuities, single premium immediate annuities, variable annuities, and equity-indexed annuity products.

   The basis of accounting used by the Company's management in evaluating segment performance and determining how resources should be allocated is referred to as the Company's GAAP historical basis, which excludes the effects of the purchase accounting (PGAAP) adjustments related to the acquisition of FGI and the Company by B.A.T in December 1988 (Note 1).

   The Company accounts for intersegment transactions as if they were to third parties and, as such, records the transactions at current market prices. There were no intersegment revenues between the Company's two reportable operating segments for the years 2001, 2000 and 1999.

   The Company operates throughout the U.S. and does not earn revenues or hold assets in any foreign countries.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


14. OPERATING SEGMENTS (CONTINUED)

   Information regarding the Company's reportable operating segments follows (in thousands):

                                                   YEAR ENDED DECEMBER 31, 2001
                      -----------------------------------------------------------------------------------------
                                GAAP HISTORICAL BASIS                             PGAAP ADJUSTMENTS                      TOTAL
                      -----------------------------------------       -----------------------------------------          PGAAP
                          LIFE        ANNUITIES        TOTAL              LIFE        ANNUITIES        TOTAL             BASIS
                      -----------    -----------    -----------       -----------     ----------    -----------       -----------
Revenues              $   543,412    $   241,200    $   784,612(a)    $      (532)    $     (380)   $      (912)      $   783,700
Investment income         202,375        144,462        346,837              (153)          (110)          (263)          346,574
Investment expenses        (8,488)        (6,059)       (14,547)             (379)          (270)          (649)          (15,196)
Net realized gains         41,319             --         41,319                --             --             --            41,319
Impairment losses on
  investments             (82,764)            --        (82,764)               --             --             --           (82,764)
Income before
  provision for
  income taxes            155,679         26,009        181,688            (7,498)        (1,253)        (8,751)          172,937
Provision for income
  taxes                    56,884          9,503         66,387            (8,230)        (1,375)        (9,605)           56,782
Assets                  4,633,386      1,741,664      6,375,050            95,759         35,995        131,754(b)      6,506,804
Capital expenditures        4,732             --          4,732                --             --             --             4,732
Depreciation and
  amortization             86,445          8,496         94,941(c)          7,487            704          8,191(d)        103,132

      (a) Revenues for the operating segments include net investment income and net realized gains (losses).

      (b) Amount includes PGAAP adjustments related to the DAC ($151,000,000 decrease) and VOBA ($274,531,000 increase) assets.

      (c) Amount includes the historical basis amortization associated with the DAC asset.

      (d) Amount includes PGAAP adjustments associated with the VOBA asset and reversal of amortization associated with the pre-1998 DAC assets.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


14. OPERATING SEGMENTS (CONTINUED)

                                                      YEAR ENDED DECEMBER 31, 2000
                       -----------------------------------------------------------------------------------------
                                 GAAP HISTORICAL BASIS                             PGAAP ADJUSTMENTS                      TOTAL
                       -----------------------------------------       -----------------------------------------          PGAAP
                           LIFE        ANNUITIES        TOTAL              LIFE        ANNUITIES        TOTAL             BASIS
                       -----------    -----------    -----------       -----------    -----------    -----------       -----------
Revenues               $   689,749    $   116,218    $   805,967(a)    $      (600)   $      (318)   $      (918)      $   805,049
Investment income          218,982        115,858        334,840              (172)           (92)          (264)          334,576
Investment expenses         (7,804)        (4,129)       (11,933)             (428)          (226)          (654)          (12,587)
Net realized gains          62,285             --         62,285                --             --             --            62,285
Impairment losses on
  investments              (22,429)            --        (22,429)               --             --             --           (22,429)
Income before
  provision for taxes      243,804         24,979        268,783            (7,966)          (811)        (8,777)          260,006
Provision for income
  taxes                     85,366          8,746         94,112            (3,377)          (344)        (3,721)           90,391
Assets                   4,076,501      2,000,500      6,077,001            93,998         46,507        140,505(b)      6,217,506
Capital expenditures         7,174             --          7,174                --             --             --             7,174
Depreciation and
  amortization              95,861          8,553        104,414(c)          5,155            448          5,603(d)        110,017

      (a) Revenues for the operating segments include net investment income and net realized gains (losses)

      (b) Amount includes PGAAP adjustments related to the DAC ($169,100,000 decrease) and VOBA ($300,100,000 increase) assets

      (c) Amount includes the historical basis amortization associated with the DAC asset

      (d) Amount includes PGAAP adjustments associated with the VOBA asset and reversal of amortization associated with the pre-1998 DAC assets

                                                       YEAR ENDED DECEMBER 31, 1999
                            ---------------------------------------------------------------------------------------
                                     GAAP HISTORICAL BASIS                            PGAAP ADJUSTMENTS                   TOTAL
                            ----------------------------------------      -----------------------------------------       PGAAP
                                LIFE       ANNUITIES        TOTAL             LIFE        ANNUITIES        TOTAL          BASIS
                            -----------   -----------    -----------      -----------    -----------    -----------    -----------
Revenues                    $   635,419   $   118,044    $   753,463(a)   $      (921)   $      (351)   $    (1,272)   $   752,191
Investment income               202,258       118,502        320,760             (598)          (351)          (949)       319,811
Investment expenses              (7,653)       (4,484)       (12,137)              --             --             --        (12,137)
Net realized gains (losses)      24,482            --         24,482             (323)            --           (323)        24,159
Income before provision
  for taxes                     246,963        26,326        273,289          (26,301)        (2,804)       (29,105)       244,184
Provision for income
  taxes                          87,421         9,319         96,740           (9,724)        (1,037)       (10,761)        85,979
Assets                        3,646,654     1,870,221      5,516,875           98,675         50,607        149,282(b)   5,666,157
Capital expenditures              2,508            --          2,508               --             --             --          2,508
Depreciation and
  amortization                   69,727         7,924         77,651(c)        24,727          2,809         27,536(d)     105,187

      (a) Revenues for the operating segments include net investment income and net realized gains (losses)

      (b) Amount includes PGAAP adjustments related to the DAC ($190,100,000 decrease) and VOBA ($328,700,000 increase) assets

      (c) Amount includes the historical basis amortization associated with the DAC asset

      (d) Amount includes PGAAP adjustments totaling $21,300,000 related to the amortization of the DAC and VOBA assets

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


15. RELATED PARTIES

   Fees charged to the Company by FGI for sales and marketing services were $21,233,000, $21,027,000, and $21,750,000 for the years ended December 31,
   2001, 2000 and 1999, respectively, and are accounted for as deferred policy acquisition costs except for advertising expenses, which are expensed as incurred, of $2,233,000, $1,837,000 and $1,814,000 for the years ended
   December 31, 2001, 2000 and 1999, respectively.

   Information regarding surplus notes and certificates of contribution from the Exchanges as of December 31, 2001 and 2000 follows (dollars in thousands):

                                          DECEMBER 31,
                                   -------------------------        MATURITY                    INTEREST
                                      2001            2000            DATE           TERM         RATE
                                   ----------      ---------     --------------     -------     --------
Surplus note                       $       --      $ 119,000     October 2001        5 year       6.10%
Surplus note                           87,500         87,500     March 2005          5 year       8.50%
Certificate of contribution           107,000             --     September 2006      5 year       6.00%
Certificate of contribution           296,000        296,000     March 2010         10 year       7.85%
                                   ----------      ---------
                                   $  490,500      $ 502,500
                                   ==========      =========


   Conditions governing repayment of the amounts are outlined in the certificates of contribution and the surplus note. Generally, repayment may be made only when the surplus balance of the issuer reaches a specified level and then only after approval is granted by the issuer's governing Board and the appropriate Department of Insurance.

   The Company owned the following affiliated promissory notes from FFS Holdings, LLC, a subsidiary of the Exchanges, as of December 31, 2001 and 2000 (dollars in thousands):

                              DECEMBER 31,
                          ---------------------                                                INTEREST
                            2001          2000         MATURITY DATE          TERM               RATE
                          -------       -------        -------------         ------            --------
Promissory note           $ 1,000       $ 1,000        January 2005          5 year             8.50%
Promissory note             1,000         1,000        March 2005            5 year             8.50%
Promissory note             1,000         1,000        July 2005             5 year             8.50%
Promissory note             1,000         1,000        October 2005          5 year             8.50%
Promissory note             3,000            --        January 2006          5 year             8.50%
Promissory note             5,000            --        August 2006           5 year             8.50%

   Interest received from these surplus notes, certificates of contribution, and promissory notes totaled approximately $38,691,000, $27,735,000 and $7,259,000 for the years ended December 31, 2001, 2000 and 1999, respectively.

   In October 2001, the Company purchased $100,000,000 and $10,000,000 corporate bonds available for sale, from Kemper Investors Life Insurance Company and Federal Kemper Life Assurance Company, respectively, which are subsidiaries of Zurich Financial Services Group. The bonds bear interest at a coupon rate of 6.62% and mature in December 2007. Interest on these bonds is paid semi-annually and for the year ended December 31, 2001 income earned totaled approximately $1,214,000.

                                     PART II

                           UNDERTAKING TO FILE REPORTS

        Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                    STATEMENT WITH RESPECT TO INDEMNIFICATION

        Under its By-laws, Farmers New World Life Insurance Company, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-laws of Farmers New World Life Insurance Company (as amended October 24,
1995)


              INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES

SECTION 47.

        (a) RIGHT OF INDEMNITY. Each person who acts as a Director, officer or employee of the corporation shall be indemnified by the corporation for all sums which he becomes obligated to pay, (including counsel fees, expenses and court costs actually and necessarily incurred by him) in connection with any action, suit or proceeding in which he is made a party by reason of his being, or having been a Director, officer, or employee of the corporation, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his duties as such Director, officer or employee, and except any sum paid to the corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his duties.

        (b) SCOPE OF INDEMNITY. The right of indemnification in this article provided shall inure to each Director, officer and employee of the corporation, whether or not he is such Director, officer or employee at the time he shall become obligated to pay such sums, and whether or not the claim asserted against him is based on matters which antedate the adoption of this article; and in the event of his death shall extend to his legal representatives. Each person who shall act as a Director, officer or employee of the corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any by-law, agreement, vote of stockholders, or otherwise.

        (c) DETERMINATION OF CLAIMS FOR INDEMNITY. The Board of Directors of the corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board which is unaffected by self-interest and willing to act is not obtainable, the Board in its discretion may appoint from among the stockholders who are not Directors or officers or employees of the corporation, a committee of two or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

                              RULE 484 UNDERTAKING

        Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                 REPRESENTATION PURSUANT TO SECTION 26(f)(2)(A)

        Farmers New World Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT


This Registration Statement comprises the following papers and documents:

        The facing sheet.

        The prospectus consisting of 138 pages.

        Undertaking to file reports.
        Statement with respect to indemnification.
        Rule 484 undertaking.
        Representation pursuant to Section 26(f)(2)(A).
        The signatures.

        Written consents of the following persons: Joel Kuni, M. Douglas Close, PricewaterhouseCoopers LLP, Deloitte & Touche LLP, and Sutherland Asbill & Brennan LLP The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

        1.

                A.

                (1) Resolution of the Board of Directors of Farmers New World Life Insurance Company establishing Farmers Variable Life Separate Account A.(1)

                (2)     Not Applicable.

                (3)     (a)     Form of Distribution Agreement.(2)

                        (b) Form of Investors Brokerage Services, Inc. Registered Representative Agreement.(2)

                        (c) Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions LLC.(6)

                        (d) Registered Representative Agreement Farmers Financial Solutions LLC.(6)

                        (e)     Commission Rate Schedule.(7)

                (4)     Not applicable.

                (5)     (a)     Revised Specimen Flexible Premium Variable Life
                                Insurance Policy.(3)

                        (b)     Revised Monthly Disability Benefit Rider.(3)

                        (c)     Revised Waiver of Deduction Benefit Rider.(3)

                        (d)     Revised Accidental Death Benefit Rider.(3)

                        (e)     Revised Additional Insured Term Insurance
                                Rider.(3)

                        (f)     Revised Children's Term Insurance Rider.(3)

                        (g)     Automatic Increase Benefit Rider.(3)

                        (h)     Accelerated Benefit Rider.(3)

                (6)     (a)     Articles of Incorporation of Farmers New World
                                Life Insurance Company.(1)

                        (b) By-laws of Farmers New World Life Insurance Company.(1)

                (7)     Not applicable.

                (8)     (a)     Participation Agreement among Kemper Variable
                                Series, Scudder Kemper Investments, Inc., Kemper
                                Distributors, Inc. and Farmers New World Life
                                Insurance Company.(4)

                        (b) Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.(4)

                        (c) Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.(4)

                        (d) Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.(4)

                        (e) Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.(2)

                        (f) Consulting Services Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company.(2)

                        (g) Form of Master Administration Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company.(2)

                        (h) Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.(6)

                        (i) Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.(6)

                        (j) Amendment No. 1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.(6)

                        (k) Amendment No. 1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.(6)

                        (l) Participation Agreement among Calvert Variable Series, Inc., Calvert Distributors, Inc. and Farmers New World Life Insurance Company.(6)

                        (m) Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc. and Farmers New World Life Insurance Company.(6)

                        (n) Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Farmers New World Life Insurance Company.(6)

                        (o) Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.(6)

                        (p) Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company.(6)

                        (q) Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.(6)

                        (r) Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.(8)

                        (s) Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001.(8)

                (9)     Not applicable.

                (10)    (a)     Form of Application for Flexible Premium Life
                                Insurance.(3)

                        (b)     Form of Variable Policy Application
                                Supplement.(4)

                        (c)     Revised Variable Policy Application
                                Supplement.(8)

                (11)    (a)     Description of issuance, transfer and redemption
                                procedures.(3)

                        (b) Revised description of issuance, transfer and redemption procedures.(5)

                        (c) Revised description of issuance, transfer and redemption procedures.(7)

                        (d) Revised description of issuance, transfer and redemption procedures (May 2002).(9)

                B.      Not applicable.

                C.      Not applicable.

        2. Opinion and consent of M. Douglas Close, Esq. as to the legality of the securities being registered.(9)

        3.      Not applicable.

        4.      Not applicable.

        5.      Not applicable.

        6. Opinion and consent of Joel Kuni, as to actuarial matters pertaining to the securities being registered.(9)

        7.      (a)(i)  Consent of PricewaterhouseCoopers LLP.(9)

                (a)(ii) Consent of Deloitte & Touche LLP.(9)

                (b)     Consent of Sutherland Asbill & Brennan LLP.(9)

        8.      Powers of Attorney.(1)(7)

--------------

(1) Incorporated herein by reference to the initial registration statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC via EDGARLINK on July 29, 1999 (File No. 333-84023).

(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC via EDGARLINK on November 15, 1999 (File No. 333-85183).

(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 to this registration statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC via EDGARLINK on December 2, 1999 (File No. 333-84023).

(4) Incorporated herein by reference to Post-Effective Amendment No. 1 to the registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC via EDGARLINK on April 21, 2000 (File No. 333-85183).

(5) Incorporated herein by reference to Post-Effective Amendment No. 1 to this registration statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC via EDGARLINK on April 21, 2000 (File No. 333-84023).

(6) Incorporated herein by reference to Post-Effective Amendment No. 2 to the registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC via EDGARLINK on April 27, 2001 (File No. 333-85183).

(7) Incorporated herein by reference to Post-Effective Amendment No. 2 to this registration statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC via EDGARLINK on April 27, 2001 (File No. 333-84023).


(8) Incorporated herein by reference to Post-Effective Amendment No. 3 to the registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC via EDGARLINK on April 26, 2002 (File No. 333-85183).


(9)     Filed herewith.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, the registrant, Farmers Variable Life Separate Account A, certifies that it meets the requirements of Securities Act Rule 485 (b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Mercer Island, the State of Washington, on this 25th day of April, 2002.




                                               FARMERS VARIABLE LIFE
                                               SEPARATE ACCOUNT A
(SEAL)                                             (Registrant)

                                               By: FARMERS NEW WORLD LIFE
                                                   INSURANCE COMPANY
                                                          (Depositor)

Attest: /s/ John R. Patton                     By: /s/ C. Paul Patsis
        ------------------------------             ----------------------------
        John R. Patton                             C. Paul Patsis
        Assistant Vice President                   President
           and Secretary                           Farmers New World Life
        Farmers New World Life                       Insurance Company
           Insurance Company

                                               FARMERS NEW WORLD LIFE
                                               INSURANCE COMPANY


(SEAL)

Attest:  /s/ John R. Patton                    By: /s/ C. Paul Patsis
        ------------------------------             ----------------------------
        John R. Patton                             C. Paul Patsis
        Assistant Vice President                   President
           and Secretary                           Farmers New World Life
        Farmers New World Life                       Insurance Company
           Insurance Company

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to its registration statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.


Signature                               Title                                         Date
---------                               -----                                         ----
/s/ C. Paul Patsis                      President and Director                    April 25, 2002
-------------------------------         (Principal Executive Officer)
C. Paul Patsis*/


/s/ David A. Demmon                     Assistant Vice President,                 April 25, 2002
-------------------------------         Treasurer and Director (Principal
David A. Demmon*/                       Accounting Officer and Principal
                                        Financial Officer)


/s/ Kathryn M. Callahan                 Vice President, Actuary and               April 25, 2002
-------------------------------         Director
Kathryn M. Callahan*/


/s/ Michael W. Keller                   Vice President and Director               April 25, 2002
-------------------------------
Michael W. Keller*/


/s/ James I. Randolph                   Vice President, Assistant                 April 25, 2002
-------------------------------         Secretary and Director
James I. Randolph*/


/s/ C. Paul Patsis                      On April 25, 2002, as
-------------------------------         Attorney-in-Fact pursuant to
*/ By:  C. Paul Patsis                  powers of attorney filed
                                        herewith or by previous amendment.

                                  EXHIBIT INDEX

Exhibit 1.A.11(d) Revised description of issuance, transfer and redemption procedures (May 2002)

Exhibit 2 Opinion and consent of M. Douglas Close, Esq. as to the legality of the securities being registered

Exhibit 6 Opinion and consent of Joel Kuni, as to actuarial matters pertaining to the securities being registered

Exhibit 7(a)(i)       Consent of PricewaterhouseCoopers LLP

Exhibit 7(a)(ii)      Consent of Deloitte & Touche LLP

Exhibit 7(b)          Consent of Sutherland Asbill & Brennan LLP